                                                                    EXHIBIT 10.1



                                      LEASE



                                 by and between



                          NORTH CRESCENT REALTY V, LLC,
                      a Delaware limited liability company

                                   AS LANDLORD


                                       and


                      GLOBAL CROSSING DEVELOPMENT COMPANY,
                             a Delaware corporation

                                    AS TENANT







                             Dated: October 1, 1999

                                TABLE OF CONTENTS
                                -----------------

1.       Lease of Premises........................................................................................1
         -----------------
         1.1      Lease.  ........................................................................................1
                  -----
         1.2      Common Areas, Project and Building Size.........................................................1
                  ---------------------------------------
         1.3      Construction and Operation of Project...........................................................2
                  -------------------------------------

2.       Purpose..................................................................................................2
         -------
         2.1      Use.............................................................................................2
                  ---
         2.2      Limitation on Uses..............................................................................3
                  ------------------
         2.3      Compliance with Permits.........................................................................4
                  -----------------------
         2.4      Payment of Additional Premium...................................................................4
                  -----------------------------

3.       Term.....................................................................................................4
         ----
         3.1      Commencement Date...............................................................................4
                  -----------------
         3.2      Acceptance of Premises..........................................................................5
                  ----------------------
         3.3      Commencement Prior to Project Completion........................................................6
                  ----------------------------------------
         3.4      Renewal Terms...................................................................................6
                  -------------
         3.5      First Floor Cancellation Option.................................................................8
                  -------------------------------

4.       Basic Rent; Security Deposit.............................................................................8
         ----------------------------
         4.1      Basic Rent......................................................................................8
                  ----------
         4.2      Partial Months..................................................................................9
                  --------------
         4.3      No Offset.......................................................................................9
                  ---------
         4.4      Security Deposit................................................................................9
                  ----------------
         4.5      Rental Escalations.............................................................................10
                  ------------------

5.       Rent Adjustments........................................................................................10
         ----------------
         5.1      Operating Expenses and Real Property Taxes.....................................................10
                  ------------------------------------------
         5.2      Real Property Taxes............................................................................16
                  -------------------
         5.3      Payment........................................................................................17
                  -------
         5.4      Lease Year; Proration..........................................................................18
                  ---------------------

6.       Parking Rights..........................................................................................18
         --------------
         6.1      Tenant's Parking Rights........................................................................18
                  -----------------------
         6.2      Off-Site Parking...............................................................................20
                  ----------------

7.       Utilities and Services..................................................................................20
         ----------------------
         7.1      Landlord Obligations...........................................................................20
                  --------------------
         7.2      Access.........................................................................................23
                  ------
         7.3      Extraordinary Services.........................................................................24
                  ----------------------
         7.4      Interruption in Utility Services...............................................................24
                  --------------------------------

8.       Alterations.............................................................................................26
         -----------
         8.1      Restriction on Alterations.....................................................................26
                  --------------------------
         8.2      Removal and Surrender of Fixtures and Tenant...................................................29
                  --------------------------------------------
         8.3      Standard Window Covering.......................................................................30
                  ------------------------
         8.4      Arbitration of Disputes........................................................................30
                  -----------------------

9.       Maintenance and Repairs.................................................................................30
         -----------------------
         9.1      Tenant's Obligations...........................................................................30
                  --------------------









         9.2      Landlord's Obligations.........................................................................30
                  ----------------------
         9.3      Failure to Repair..............................................................................31
                  -----------------

10.      Tax on Tenant's Personal Property and Tenant Improvements...............................................31
         ---------------------------------------------------------
         10.1     Personal Property Taxes........................................................................31
                  -----------------------
         10.2     Tax on Leasehold Improvements..................................................................31
                  -----------------------------
         10.3     Exclusion from Real Property Taxes.............................................................32
                  ----------------------------------

11.      Insurance; Waiver of Subrogation........................................................................32
         --------------------------------
         11.1     Liability Insurance............................................................................32
                  -------------------
         11.2     Property Insurance.............................................................................32
                  ------------------
         11.3     Policy Requirements............................................................................33
                  -------------------
         11.4     Landlord's Requirements........................................................................33
                  -----------------------
         11.5     Waiver of Subrogation..........................................................................34
                  ---------------------

12.      Damage or Destruction...................................................................................34
         ---------------------
         12.1     Damage to Premises.............................................................................34
                  ------------------
         12.2     Damage to Project..............................................................................35
                  -----------------
         12.3     Abatement; Termination.........................................................................36
                  ----------------------
         12.4     Limitations....................................................................................37
                  -----------
         12.5     Damage During Last Years.......................................................................37
                  ------------------------
         12.6     Agreement Governs..............................................................................38
                  -----------------

13.      Eminent Domain..........................................................................................38
         --------------
         13.1     Taking.........................................................................................38
                  ------
         13.2     Temporary Taking...............................................................................40
                  ----------------

14.      Assignment/Subleasing...................................................................................40
         ---------------------
         14.1     Limitation.....................................................................................40
                  ----------
         14.2     Notice of Intent to Assign or Sublet...........................................................41
                  ------------------------------------
         14.3     Landlord's Options.............................................................................41
                  ------------------
         14.4     Conditions for Landlord's Consent to Subleases.................................................41
                  ----------------------------------------------
         14.5     Transfer Premium...............................................................................42
                  ----------------
         14.6     No Release of Tenant's Obligations.............................................................43
                  ----------------------------------
         14.7     Transfer is Assignment.........................................................................43
                  ----------------------
         14.8     Assumption of Obligations......................................................................43
                  -------------------------
         14.9     Recapture Rights...............................................................................43
                  ----------------
         14.10    Related Entities...............................................................................44
                  ----------------
         14.11    Preapproved Sublease...........................................................................44
                  --------------------

15.      Landlord's Reserved Rights..............................................................................44
         --------------------------
         15.1     Right of Entry.................................................................................44
                  --------------
         15.2     Building and Common Areas......................................................................45
                  -------------------------
         15.3     Intentionally Omitted..........................................................................45
                  ---------------------
         15.4     Excavation.....................................................................................45
                  ----------
         15.5     Development of Other Improvements..............................................................46
                  ---------------------------------
         15.6     Incorporation of Other Improvements............................................................46
                  -----------------------------------

16.      Indemnification and Limitation on Liability.............................................................47
         -------------------------------------------
         16.1     Indemnity of Landlord..........................................................................47
                  ---------------------
         16.2     Tenant's Assumption of Risk and Waiver.........................................................48
                  --------------------------------------
         16.3     Survival; No Release of Insurers...............................................................48
                  ---------------------------------

17.      Definitions of Landlord.................................................................................48
         -----------------------

18.      Subordination...........................................................................................49
         -------------
         18.1     Subordination..................................................................................49
                  -------------
         18.2     Attornment.....................................................................................49
                  ----------

         18.3     Notice from Tenant.............................................................................50
                  ------------------

19.      Estoppel Certificates...................................................................................50
         ---------------------

20.      Surrender of Premises and Removal of Property...........................................................51
         ---------------------------------------------
         20.1     No Merger......................................................................................51
                  ----------
         20.2     Surrender of Premises..........................................................................51
                  ---------------------
         20.3     Disposal of Property...........................................................................51
                  --------------------
         20.4     Fixtures and Improvements......................................................................51
                  -------------------------

21.      Holding Over............................................................................................52
         ------------

22.      Defaults and Remedies...................................................................................52
         ---------------------
         22.1     Defaults by Tenant.............................................................................52
                  ------------------
         22.2     Landlord's Remedies............................................................................54
                  -------------------
                  Re-Entry Not Termination.......................................................................56
                  ------------------------
         22.4     Right of Landlord to Injunction; Cumulative Remedies...........................................56
                  ----------------------------------------------------
         22.5     Definition of Tenant...........................................................................56
                  --------------------
         22.6     Defaults by Landlord...........................................................................57
                  --------------------

23.      Bankruptcy..............................................................................................57
         ----------

24.      Interest on Tenant's Obligations; Late Charges..........................................................57
         ----------------------------------------------
         24.1     Interest.......................................................................................57
                  --------
         24.2     Late Charge....................................................................................58
                  -----------

25.      Quiet Enjoyment.........................................................................................58
         ---------------

26.      Rentable Area...........................................................................................59
         -------------
         26.1     Computation of Rentable Area...................................................................59
                  ----------------------------
         26.2     Building Common Areas..........................................................................59
                  ---------------------
         26.3     Premises and Project Rentable Area.............................................................59
                  ----------------------------------

27.      Examination of Lease....................................................................................59
         --------------------

28.      Rules and Regulations...................................................................................59
         ---------------------

29.      No Directory Board; Signage; Project Identity...........................................................60
         ---------------------------------------------
         29.1 Directory Board....................................................................................60
              ---------------
         29.2 Signage; Projection Identification.................................................................60
              ----------------------------------

30.      Fair Market Rental Rate Arbitration; Definition.........................................................61
         -----------------------------------------------
         30.1     Arbitration of Rate............................................................................61
                  -------------------
         30.2     Fair Market Rental Rate.......................................................................612
                  -----------------------

31.      Covenant Against Liens..................................................................................63
         ----------------------

32.      Consents; Good Faith....................................................................................63
         --------------------
         32.1     Consents.......................................................................................63
                  --------
         32.2     Good Faith.....................................................................................64
                  ----------

33.      General Provisions......................................................................................64
         ------------------
         33.1     No Waiver......................................................................................64
                  ---------
         33.2     Landlord's Right to Perform....................................................................65
                  ---------------------------
         33.3     Terms; Headings................................................................................65
                  ---------------

         33.4     Entire Agreement...............................................................................65
                  ----------------
         33.5     Successors and Assigns.........................................................................65
                  ----------------------
         33.6     Notices........................................................................................65
                  -------
         33.7     Severability...................................................................................66
                  ------------
         33.8     Time of Essence................................................................................66
                  ---------------
         33.9     Governing Law..................................................................................66
                  -------------
         33.10    Attorneys' Fees................................................................................66
                  ---------------
         33.11    Light and Air..................................................................................67
                  -------------
         33.12    Execution by Corporation.......................................................................67
                  ------------------------
         33.13    Force Majeure..................................................................................67
                  -------------
         33.14    Limitation on Liability........................................................................67
                  -----------------------
         33.15    Development of Project.........................................................................68
                  ----------------------

34.      Arbitration.............................................................................................68
         -----------

35.      Guaranty................................................................................................70
         --------

36.      No Brokers..............................................................................................70
         ----------

37.      Gym and Cafeteria.......................................................................................70
         -----------------

38.      Storage Space; Equipment Room...........................................................................71
         -----------------------------

                               TABLE OF EXHIBITS



Exhibit A       Description of Premises

Exhibit B       Description of Project

Exhibit C       Memorandum of Commencement Date

Exhibit D       Intentionally Omitted

Exhibit E       Cleaning Specifications

Exhibit F       Security Specifications

Exhibit G       Non-Disturbance, Attornment and Subordination Agreement

Exhibit H       Building and Project Rules and Regulations

Exhibit I       Parking Garage Rules and Regulations

Exhibit J       Guaranty of Lease

     THIS LEASE is made and entered into as of October 1, 1999, by and between NORTH CRESCENT REALTY V, LLC, a Delaware limited liability company ("Landlord") and GLOBAL CROSSING DEVELOPMENT COMPANY, a Delaware corporation ("Tenant").

1.   Lease of Premises.
     -----------------

     0.1  Lease.  Landlord hereby leases to Tenant, and Tenant
          -----
hereby leases from Landlord, those certain premises (the "Premises") shown on Exhibit "A" attached hereto in Building B at 360 North Crescent Drive, Beverly
-----------
Hills, California (the "Building"). The Building is part of an office campus on that certain land (the "Land") at 360 North Crescent Drive and 9370 Santa Monica Boulevard, as more specifically described on Exhibit "B" attached hereto.
                                             -----------
Exhibit "A" attached hereto includes a floor plan for each floor of the Premises
-----------
setting forth the Rentable Area on each floor of the Premises. The parties estimate that the square footage of the Rentable Area of the Premises is 86,408 square feet. Such estimate is subject to final adjustment pursuant to Article
26. The Land, the Building, a subterranean parking garage located on the Land and a parking garage located at 375 North Crescent Drive, Beverly Hills, California (the "Garage"), (the parking facilities on levels B-1 and B-2, and the Garage, are collectively referred to as the "Parking Garages"), all other improvements and plazas now or hereafter constructed on the Land, except improvements which tenants may remove therefrom pursuant to the terms of their respective leases, and all rights and easements appurtenant to and benefitting the Land, the Building, the Parking Garages, and the plazas and improvements constructed on the land, are collectively referred to herein as the "Project."

     0.2  Common Areas, Project and Building Size.
          ---------------------------------------

          (a) Tenant shall have the non-exclusive right, in common with others, to use the "Common Areas" (defined in Section 1.2(b) below) in and adjacent to the Project, subject to subsection (c) below and to such rules and regulations
                        --------------
as may from time to time be adopted by Landlord in accordance with and subject to the Rules Requirements. Landlord may, from time to time, increase, decrease, or change the elements, portions, location and dimension of the Common Areas, the Project, and/or the Rentable Area of the Project, the Building or any other structure located within the Project subject to the limitations of Sections 15.5
                                                                   -------------
and 15.6, provided, however, that Landlord shall maintain the Project at all
    ----
times during the Term in accordance with the highest category of premiere, first-class office building projects in the Golden Triangle area and on Maple Drive in Beverly Hills, California.

          (b) The term "Common Areas" as used herein shall be deemed to mean and refer to all portions of the Project and the Land which have been improved or made available by Landlord for the use or benefit of more than one tenant of the Project, as may be changed by Landlord in its sole discretion from time to time subject to Section 1.2(a) above, and shall include, without limitation, parking areas, ramps and driveways (including those designated for the exclusive use of tenants of the Project), courtyards, sidewalks, service corridors, landscaped areas, drinking fountains, interior public lobbies and corridors, public restrooms, elevators and stairways, and other similar facilities and areas. Furthermore, the Common Areas shall include, without limitation, the first floor lobby of the Building, the freight elevator located on Level B-1 of the Building and the path of travel to such freight elevator, the path of travel to the gym described in Article 37 hereof and the path of travel to the cafeteria described in Article 37 hereof. "Common Areas" shall not include any restrooms located on a floor that is not occupied by Tenant. Further and notwithstanding any of the foregoing, the term "Common Areas" shall not be deemed to include any of the foregoing described areas if any such areas are within the Premises as shown on the floor plans attached hereto as Exhibit "A" or any other tenant's premises.
                   -----------

          (c) Notwithstanding any other provision of this Lease, the term "Premises" shall not include the exterior faces of exterior walls, elevators and elevator wells or shafts, Building stairwells, fan rooms, mechanical rooms, pipes, ducts, conduits, wires and appurtenant fixtures servicing other parts of the Project either exclusively or in common with the Premises or the roof of any Building or any access to such roof.

     0.3  Construction and Operation of Project.  Landlord shall have the sole
          -------------------------------------
judgment and discretion to determine the architecture, design, appearance, construction, workmanship, materials and equipment with respect to the construction and methods of operation of the Project; provided, however, that Landlord shall operate and maintain the Project at all times during the Term as a first-class office project in accordance with the standards for the highest category of premiere, first-class office building projects in the Golden Triangle area and on Maple Drive in Beverly Hills, California.

1.   Purpose
     -------

     1.1  Use.  Subject to the limitations set forth in Section 2.2, the
          ---                                           -----------
Premises shall be used by Tenant only for general office uses, and services and storage incidental to such uses, for a network operating center installed and operated in accordance with the provisions of this Lease, and, to the extent reflected on the final architectural plans for the Premises prepared by Gensler & Associates (the "Final Plans"), for computer rooms, all in keeping with the character of the highest category of premiere first-class office building projects in the Golden Triangle area and on Maple Drive in Beverly Hills, California, and for no other purpose without the prior written consent of Landlord. The Premises shall not be used for filming or production of motion pictures or television programs, a medical practice, modeling, print or film advertising, personnel or counseling agency (other than firms engaged in high-level executive placement), training center (except for training of Tenant's employees and customers necessarily incidental to Tenant's business), retail sales operation, showroom, classroom, testing center or non-incidental storage.

     1.2  Limitation on Uses.  Tenant shall not use or occupy the Premises, or
          ------------------
permit the use or occupancy of the Premises, in any manner or for any purpose which: (a) would violate any provision of this Lease, or any applicable federal, state or local law, statute, rule, regulation or ordinance of any governmental authority, including, without limitation, those with respect to hazardous or toxic materials ("Laws"); (b) would violate the provisions of any applicable governmental permit or currently recorded document; (c) except for uses expressly permitted by Section 2.1, would materially adversely affect or render more expensive any fire or other insurance maintained by Landlord for the Building or any of its contents, or cause a cancellation of any insurance policy; (d) exceeds the floor load capacity of the floor on which the Premises are located; (e) might impair or interfere with any of the services and systems of the Building, including without limitation, the Building's electrical, mechanical, structural, plumbing, sprinkler, fire, life safety, vertical transportation, security, heating, ventilating and air conditioning systems (collectively, the "Building Systems and Service Facilities"); (f) would injure or annoy, or obstruct or materially interfere with the rights of, other tenants or occupants of the Project or impair the appearance of the Building and/or Project or be materially prejudicial to the business or reputation of Landlord or the Project; or (g) is not compatible with a first-class office building. Further, Tenant's business machines and mechanical equipment shall be installed, maintained and used by Tenant so as to eliminate unreasonable or unusual vibration and noise that may be transmitted to the Building structure or beyond the Premises. If reasonably necessary, Landlord may prescribe the weight and position of all safes, files and heavy equipment in the Premises or on the floors of the Premises so as to distribute properly their weight. Tenant shall reimburse Landlord for the reasonable cost of any structural engineering required to determine whether the load capacity of each floor accommodates Tenant's requirements. Tenant covenants and agrees not to suffer, permit, introduce or maintain in, on or about any portion of the Premises, any asbestos, polycholorinated biphenyls, or any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such (including petroleum products if they are defined, determined or identified as such) in any Laws (whether now existing or hereafter enacted or promulgated) or any judicial or administrative interpretation of any thereof, including any judicial or administrative orders or judgments, except that Tenant shall be permitted to use any such regulated substances which are typically and customarily used in the highest category of premiere, first-class office building projects during the Term or so long as such use by Tenant is in compliance with all Laws and is in compliance with all other provisions of this Lease. The uses of the Premises expressly permitted under this Lease do not violate any currently recorded document affecting the Project.

     1.3  Compliance with Permits.  If any governmental license or permit is
          -----------------------
required by Tenant for the lawful conduct of any business or other activity carried on by Tenant in the Premises, or the use by Tenant of any balconies, and if the failure by Tenant to have such license or permit would interfere with Tenant's right to occupy the Premises or any part thereof, or otherwise adversely affect Landlord, Tenant shall procure and maintain such license or permit, and submit a copy of such license or permit for inspection by Landlord, and comply at all times with all terms and conditions thereof. This Lease shall be subject to all Laws from time to time governing or regulating the use, occupancy or possession of the Premises. Without limiting the generality of the foregoing, Tenant shall be solely responsible for determining whether Tenant's intended use of the Premises will comply with Laws, including, but not limited to, those Laws relating to use, occupancy and zoning. Without limiting Tenant's obligation to pay all business license taxes or fees imposed on Tenant, Landlord shall reasonably assist Tenant, without having to incur any out-of-pocket costs, in minimizing any such business license taxes or fees first assessed against Tenant following the Commencement Date.

     1.4  Payment of Additional Premium.  Tenant shall, within thirty (30) days
          -----------------------------
following demand by Landlord, reimburse Landlord for any additional premium charged for any insurance policy maintained by Landlord by reason of Tenant's installation and/or operation of a network operating center or Tenant's failure to comply with the provisions of Sections 2.2 and 2.3 and for any other costs
                                 ------------     ---
and expenses reasonably incurred by Landlord in enforcing the provisions of this
Article 2; provided, however, that before demanding such reimbursement for
---------
additional insurance premiums, Landlord shall first give Tenant notice of the activity by Tenant which violates either Section 2.2 or 2.3 and which may cause
                                         -----------    ---
Landlord to incur such increased insurance premiums, and Tenant shall not be liable for the payment of such increased insurance premiums if it ceases such specified activity within thirty (30) days after such notice from Landlord. Other than possible increases in connection with the installation and/or operation of a network operating center, Landlord does not presently anticipate that the uses of the Premises expressly permitted under this Lease will cause any significant increase in the insurance premiums currently paid by Landlord for the Project on a per square foot of Rentable Area basis.

2.   Term.
     ----

     2.1  Commencement Date.  The term of this Lease (the "Term") shall
          -----------------
commence on the date (the "Commencement Date") which is the later of: (a) October 4, 1999, or (b) the date of issuance of a temporary certificate of occupancy for the Premises by the City of Beverly Hills, and shall terminate one hundred twenty (120) months after the Commencement Date, unless sooner terminated pursuant hereto or extended pursuant to Section 3.4. Promptly following the Commencement Date, Landlord and Tenant shall confirm the Commencement Date and the expiration date of the Term by executing and delivering a Memorandum of Commencement Date ("Memorandum") substantially in the form attached hereto as Exhibit "C".
                                             -----------
     2.2  Acceptance of Premises.
          ----------------------

          (a) By entering into possession of the Premises or any part thereof and except for such matters as Tenant shall specify to Landlord in writing within sixty (60) days thereafter, Tenant shall be conclusively deemed to have accepted the Premises and to have agreed that the Premises are in satisfactory condition and in full compliance with the requirements of this Lease as of the date of such possession, except for (i) latent defects and (ii) minor details of construction, decoration and mechanical adjustments. Landlord shall, promptly upon receiving notice from Tenant of any defects or deficiencies in the work conducted pursuant to the Final Plans, repair or correct the same in such manner as shall not cause unreasonable interference to Tenant in its use of the Premises, provided that (except in the case of latent defects) Tenant gives such notice to Landlord within sixty (60) days following Tenant entering into occupancy. Landlord (a) shall have no responsibility to correct, or liability with respect to, any defects in any portion of any tenant improvements installed by a contractor of Tenant, and (b) shall be responsible for repair of and liable for latent defects in the improvements to the Premises installed by Landlord's contractors, subject to applicable statutes of limitation. Landlord acknowledges that Landlord shall pay Tenant the balance of a tenant improvement allowance in the amount of $40.00 per rentable square foot of Floors 1, 2 and 3 of the Premises and $20.00 per rentable square foot of Level B-1 of the Premises, a portion of which allowance has been funded by Landlord prior to the date of this Lease.

          (b) If Landlord and Tenant disagree as to the Commencement Date of this Lease, the date maintained by Landlord to be the Commencement Date shall be binding on the parties unless and until the matter is resolved by arbitration pursuant to Article 34. Tenant acknowledges that neither Landlord nor any agent
            ----------
of Landlord has made any representation or warranty, except as otherwise expressly provided in this Lease, with respect to the Project (including the Premises and the Building), including without limitation, any representation or warranty with respect to the suitability or fitness of the Project (including the Premises and the Building), or any portion thereof, for the conduct of Tenant's business.

          (c) To Landlord's knowledge, as of the date of this Lease, the Premises are in compliance in all material respects with all existing laws, rules, regulations, ordinances and orders of all applicable federal, state, city and other governmental authorities in effect as of the date of this Lease (collectively, "Laws"), including, without limitation, (i) the Americans' with Disabilities Act, 42 U.S.C. 12102 et seq. and (ii) all Laws with respect to building, fire and health codes, environmental protection and sanitation and pollution control. Landlord has received no notice of, and has no knowledge of, any condition currently or previously existing on the Premises or any portion thereof which may give rise to any violation of any existing law applicable to the Premises if it were disclosed to the authorities having jurisdiction over the Premises.

          (d) Landlord has not received any communication (written or oral), whether from a governmental authority or third party that alleges that Landlord is not in full compliance with any applicable environmental law. To Landlord's knowledge, there is no environmental claim pending or threatened with regard to the Premises or the Project.

     2.3  Commencement Prior to Project Completion.  Tenant agrees that the
          ----------------------------------------
Commencement Date may occur prior to the completion of portions of the Project, including without limitation, Building A, the plazas and landscaping, prior to the completion of those portions of the Parking Garages which are not necessary in order to provide parking rights to Tenant in accordance with Section 6.1, and
                                                                -----------
prior to completion of any other portion of the Project.

     2.4  Renewal Terms.
          -------------

          (a) Provided (i) Tenant is not in material default under this Lease (after any applicable notice and lapse of applicable cure periods), and (ii) Tenant has not assigned this Lease or subleased any portion of the Premises (other than to a Related Entity), as of the date of exercise or the commencement of the renewal term ("Renewal Term Commencement Date"), Tenant shall have the option to renew this Lease ("Renewal Option") for the entire Premises then leased by Tenant (but not for a portion of the Premises), for two (2) successive periods of five (5) years each ("Renewal Terms"), exercisable as follows:

               (1) If Tenant is interested in renewing this Lease, Tenant may deliver written notice thereof ("Renewal Interest Notice") to Landlord at least twelve (12) months prior to the expiration of the initial Term of this Lease as to the first Renewal Term or at least twelve (12) months prior to the expiration of the prior Renewal Term, as to a subsequent Renewal Option.

               (2) Within thirty (30) days following receipt of Tenant's Renewal Interest Notice, Landlord shall give Tenant notice (the "Rental Notice") of its determination of the Fair Market Rental Rate for the Premises to be effective as of the Renewal Term Commencement Date.

               (3) (A) If Tenant desires to renew the Lease at the Fair Market Rental Rate set forth in Landlord's Rental Notice, Tenant shall give Landlord written notice thereof (an "Undisputed Renewal Notice") before the date (the "Outside Date") that is the later of: (i) thirty (30) days after the date of Landlord's Rental Notice, and (ii) ten (10) months prior to the expiration of the Term. If Tenant timely delivers the Undisputed Renewal Notice, the Term shall be extended for the period equal to the Renewal Term and as of the Renewal Term Commencement Date, the rental payable hereunder shall be the Fair Market Rental Rate set forth in the Rental Notice.

                    (B) If Tenant desires to renew the Lease but disputes Landlord's determination of the Fair Market Rental Rate for the Premises, then Tenant shall give Landlord written notice thereof (a "Disputed Renewal Notice") before the Outside Date. If Tenant timely delivers the Disputed Renewal Notice, the Term shall be extended for the period equal to the Renewal Term and the Fair Market Rental Rate shall be determined pursuant to the appraisal procedure set forth in
          Section 30.1 hereof. In the event that such appraisal procedure has not resulted in a final determination of the Fair Market Rental Rate on or before the Renewal Term Commencement Date, then Tenant shall continue to pay the rent as in effect on the day prior to the Renewal Term Commencement Date (adjusted in accordance with Section 4.5) until such final determination is made. Within thirty (30) days after such final determination, Tenant shall pay to Landlord the positive difference, or Landlord shall refund to Tenant the negative difference, between the amount of rent Tenant has actually paid and the final determination of the Fair Market Rental Rate as applicable to the period retroactive to the Renewal Term Commencement Date.

                    (C) If Tenant does not deliver an Undisputed Renewal Notice or a Disputed Renewal Notice within thirty (30) days after the date of Landlord's Rental Notice, then Tenant's Renewal Option (and any subsequent Renewal Options) shall automatically expire as of such thirtieth day.

Notwithstanding the foregoing subsections (1), (2) and (3), if Tenant fails to timely deliver the Renewal Interest Notice, Tenant shall have the right, exercisable at any time prior to the Outside Date for the initial Term or for the first Renewal Term, as the case may be, to deliver written notice to Landlord that Tenant desires to renew the Lease for the succeeding Renewal Term. If Tenant timely delivers such notice, then within thirty (30) days thereafter, Landlord shall deliver to Tenant Landlord's determination of the Fair Market Rental Rate for the Premises to be effective as of the Renewal Term Commencement Date. Upon the expiration of the Term, the Lease shall then be automatically extended for the period equal to the Renewal Term and as of the Renewal Term Commencement Date, the rental payable hereunder shall automatically be adjusted to the Fair Market Rental Rate determined by Landlord pursuant to the preceding sentence.

          (b) It is expressly understood that Landlord has the right to commence marketing and, subject to Section 15.1, showing the Premises or any portion
                          ------------
thereof to prospective tenants, subject to Section 15.1 hereof, up to twelve
(12) months prior to the expiration of the initial Term of this Lease or twelve
(12) months prior to the expiration of any Renewal Term as to which Tenant has exercised the Renewal Option (provided that Landlord shall not commit to lease any portion of the Premises to a third party until the last date for Tenant to give the Renewal Notice).

          (c) The Basic Rent during each Renewal Term shall be adjusted in accordance with the provisions of Article 5 (subject to any adjustment of the
                                  ---------
Base Operating Expenses and Real Property Taxes as set forth in Landlord's notice of the Notice Date Rental).

          (d) The Renewal Option set forth in this Section 3.4 is personal to
                                                   -----------
Tenant and may not be assigned, transferred or conveyed to any party, except in connection with an assignment of the Lease in its entirety to a Related Entity of Tenant (as defined in Section 14.10). Nothing in this Section 3.4(d) shall
                         -------------                    --------------
require Tenant to be in occupancy of the Premises as a condition to the exercise of the Renewal Option.

         2.5  First Floor Cancellation Option. At any time between the
              -------------------------------
Commencement Date and that date which is six (6) months therefrom, provided that Tenant is not in material default hereunder, Tenant shall have the option (the "First Floor Cancellation Option") to terminate this Lease with respect to Floor 1 of Building B (the "First Floor") by providing Landlord written notice (the "First Floor Cancellation Notice") of Tenant's election so to do. Provided that Tenant properly and timely exercises the First Floor Cancellation Option, then from and after that date which is thirty (30) days from Landlord's receipt of the First Floor Cancellation Notice, this Lease shall be deemed amended to exclude from the definition of Premises the First Floor. From and after such date, Basic Rent and Tenant's pro rata share of Operating Expenses and Real Property Taxes and Tenant's share of parking spaces in the Garage and on Level B-2 of the Building shall be proportionately reduced. Thereafter, Tenant shall reimburse Landlord, within fifteen (15) days of Tenant's receipt from Landlord of a statement therefor (the "Cancellation Cost Statement"), for all of the costs and expenses reasonably incurred by Landlord to prepare the First Floor for multi-tenant use (the "Cancellation Costs"). Tenant's obligation promptly to pay the Cancellation Costs shall be deemed rent for all purposes under this Lease.

30       Basic Rent; Security Deposit.
         ----------------------------

         3.1 Basic Rent.  Subject to adjustment in accordance with Section 4.5
             ----------                                            -----------
hereof, Tenant shall pay to Landlord Basic Rent for the Premises in the following amounts per square foot of Rentable Area per month, without limiting the Additional Rent payable by Tenant:

                  For Floor B-1:                     $2.00
                                                      ----
                  For Floors 1, 2 and 3:             $3.50
                                                      ----

         3.2 Partial Months.  If the Term begins on a day other than the first
             --------------
day of a calendar month, or ends on a day other than the last day of a calendar month, Basic Rent for such beginning or ending month shall be prorated based upon a fraction, the numerator of which fraction shall be the number of days in such month occurring during, or before or after, the Term, and the denominator of which shall be thirty (30).

         3.3 No Offset. The Basic Rent, together with any rent adjustments
             ---------
pursuant to Article 5 and all other adjustments made or sums due from Tenant
            ---------
hereunder ("Additional Rent"), shall be paid to Landlord, on the first day of every month of the Term, without deduction or offset of any kind, in advance and without demand (except as otherwise herein expressly provided) in lawful money of the United States of America at the Office of the Building at the Project or to such other person and/or location as Landlord may from time to time designate in writing. The Basic Rent and Additional Rent and other amounts due and payable by Tenant hereunder are sometimes referred to herein collectively as the "rent." The obligation to pay rent shall commence on the Commencement Date and the first month's rent, together with the Security Deposit, shall be payable on such date.

         3.4 Security Deposit.  Tenant will pay Landlord, upon execution of this
             ----------------
Lease by Tenant, cash or wired funds or in the form of a stand-by letter of credit, in form and substance reasonably satisfactory to Landlord, in the amount of Six Hundred Thousand Dollars ($600,000) ("Security Deposit") as security for the full and faithful performance of each of the terms hereof by Tenant. Landlord shall keep the Security Deposit separate from its general funds. Provided that Tenant does not commit a default under this Lease, Tenant shall be entitled to interest, to the extent actually earned, on the Security Deposit. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may, but shall not be required to, following notice thereof to Tenant, use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including without limitation, reasonable costs and reasonable attorneys' fees incurred by Landlord to recover possession of the Premises upon a default by Tenant hereunder. If any portion of said Security Deposit is so used or applied,

Tenant shall, within fifteen (15) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall constitute a default hereunder by Tenant. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days following the later of expiration of the original Term (or earlier termination of the Term, other than as a result of Tenant's default), and surrender of possession of the Premises to Landlord.

         3.5 Rental Escalations.  Commencing on the first (1st) anniversary of
             ------------------
the Commencement Date, and every annual anniversary thereafter, the Basic Rent shall be increased pursuant to the provisions of this Section 4.5 by the lesser
                                                      -----------
of (i) the CPI Increase (as hereinafter defined) or (ii) four percent (4%). The CPI Increase shall mean the percentage by which the CPI Index as of August 1 in the year the adjustment is made exceeds the CPI Index as of August 1 in the immediately preceding year. The CPI Index shall mean the Consumer Price Index for All Urban Consumers for the Los Angeles-Riverside-Orange County Area (1982 to 1984 = 100) as published by the United States Department of Labor, Bureau of Labor Statistics.

40       Rent Adjustments.
         ----------------

         4.1 Operating Expenses and Real Property Taxes.
             ------------------------------------------

             (a) Tenant shall pay as Additional Rent for each Lease Year (as defined in Section 5.5) during the Term an amount equal to Tenant's "pro rata
           -----------
share" of the excess of the amount of Operating Expenses and Real Property Taxes for such Lease Year over the Operating Expenses and Real Property Taxes for calendar year 2000 ("Base Year Amount"). Tenant's "pro rata share" share shall be determined by a fraction, the numerator of which is the number of square feet of Rentable Area in the Premises as set forth in Section 26.3 and the denominator of which is the number of square feet of Rentable Area in the Project as set forth in Section 26.3, unless otherwise expressly set forth herein. "Operating Expenses and Real Property Taxes" means the sum of the Operating Expenses and Real Property Taxes for the relevant Lease Year, as each such term is defined in this Article 5.
                             ---------

             (b) Any costs or expenses for services or utilities in excess of those required by this Lease to be supplied by Landlord, not otherwise included in Operating Expenses, and which are attributable directly to Tenant's use or occupancy of the Premises, shall be paid in full by Tenant as Additional Rent on the next date for payment of Basic Rent which is at least twenty (20) days after the date Landlord bills Tenant therefor.

          (c) "Operating Expenses" shall mean the total of all costs, expenses and disbursements incurred or paid by Landlord (other than Real Property Taxes) in connection with the ownership, management, operation, maintenance (including cleaning, protecting and servicing the Project) and repair, replacement and restoration of the Project (including, without limitation, the Common Areas and the Parking Garages). Landlord shall, to the extent Landlord deems necessary or appropriate, allocate Operating Expenses for the entire Project to different buildings in the Project in such a manner as Landlord may reasonably determine to reasonably reflect the actual utilization of utilities, services, and materials by the tenants in the Project. Operating Expenses shall include, without limitation, (i) the cost of providing, managing, operating, maintaining and repairing air conditioning, sprinkler, fire and life safety, electrical, water, steam, heating, mechanical, ventilation, elevator systems and all utilities and the cost of supplies, tools and equipment purchased and maintenance and service contracts entered into in connection therewith; (ii) the cost of repairs (including but not limited to roof repairs; provided that the replacement of all or substantially all of the roof shall be a capital expenditure and not an Operating Expense), general maintenance, cleaning, landscaping, gardening, trash removal, telephone service and equipment, light bulbs, tube and ballast replacement, supplies, security and other protection services; (iii) the cost of fire, extended coverage, boiler, sprinkler, apparatus, public liability, property damage, rent, earthquake and other insurance customarily carried by landlords of the highest category of premiere, first-class office building projects in the Golden Triangle area and on Maple Drive in Beverly Hills, California; (iv) wages, salaries and other labor costs including taxes, insurance, retirement, medical and other employment benefits, including, without limitation, such costs for a parking system manager for the Project (if any) (provided that if a parking system manager is not employed at the Project during calendar year 2000 but is employed thereafter, then, with respect to any year in which the parking system manager is employed at the Project, the Base Year Amount used for the calculation of Tenant's pro rata share of Operating Expenses shall be equitably adjusted as if such parking manager had worked for a comparable period during calendar year 2000); (v) fees, charges and other costs, including management fees (including the management fee payable to the Project manager not to exceed three percent (3%) of the gross receipts of the Project on an annual basis), reasonable consulting fees, reasonable legal fees and reasonable accounting fees of all independent contractors engaged by Landlord or reasonably charged by Landlord (at a rate no higher than that which would be charged by an independent contractor) if Landlord performs such management services in connection with the Project; (vi) the cost of supplying, replacing and cleaning employee uniforms; (vii) the fair market rental value of Landlord's and the property manager's offices and storage areas in the Building, provided said offices and storage areas are devoted to the management, operation, maintenance or repair of the Project and shall not exceed 1,000 square feet of

Rentable Area; (viii) the cost of business taxes and licenses relating solely to the operation of the Project; (ix) fees, charges or assessments imposed by any federal, state or local government for fire and police protection, trash removal, community services, or other similar services (whether directly or through a special assessment district) which do not constitute Real Property Taxes; (x) any charges which are payable by Landlord pursuant to a service agreement with the City of Beverly Hills under a special assessment district or pursuant to any other lawful means; (xi) the costs of contesting the validity or applicability of any governmental enactment which would increase Operating Expenses; (xii) depreciation of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project;
(xiii) all costs of management, operation, maintenance and repair of the Parking Garages; (xiv) the costs of providing janitorial and life safety alarm services; and (xv) any other expenses of any kind whatsoever reasonably incurred for managing, operating, maintaining and repairing the Project. Operating Expenses shall also include "Capital Improvement Amortization." "Capital Improvement Amortization" shall mean the amount determined by multiplying the actual cost, including actual financing costs, of each Capital Improvement acquired by Landlord by the constant annual percentage required to fully amortize such cost over the useful life of the Capital Improvement (as reasonably determined by Landlord at the time of acquisition). The Capital Improvement Amortization shall be allocated and included in Operating Expenses in accordance with generally accepted accounting and management practices; provided that the amount of Capital Improvement Amortization charged to Tenant for Cost Saving Capital Improvements shall not exceed the amount by which the Operating Expenses otherwise allocable to Tenant are reduced as a result of such Cost Saving Capital Improvements. "Capital Improvements" shall mean any equipment, device or other improvement acquired or installed subsequent to the date of this Lease (i) to achieve economies in the operation, maintenance and repair of the Building or such relevant portion of the Project ("Cost Saving Capital Improvement"), (ii) to comply with any Laws, controls or (to the extent generally complied with by landlords in comparable projects) guidelines, as more particularly described in
Section 7.4, or (iii) to comply with any other governmental requirement with
-----------
respect to the Buildings or any such relevant portion of the Project, including without limitation, fire, health, safety or construction requirements, if the cost thereof is capitalized on the books of Landlord in accordance with generally accepted accounting and management practices.

     For purposes of computing rent adjustments pursuant to this Section 5.1,
                                                                 -----------
Operating Expenses for the entire Project shall be allocated and charged to Tenant in accordance with generally accepted accounting and management practices. Operating Expenses shall be adjusted, including for calendar year 2000, to reflect one hundred percent (100%) occupancy of the Project during any period in which the Project is not one hundred percent (100%) occupied. Operating Expenses for calendar year 2000 shall be adjusted to reflect the cost of any repair warranty that is incurred in calendar year 2001 that (A) was not incurred in calendar year 2000, and (B) would have been incurred in calendar year 2000 but for contractor's warranties obtained by Landlord in connection with the buildout of the Project. Landlord shall have the right, from time to time, to allocate some or all of the Operating Expenses for the Project among different portions, such as office or retail portions or separate buildings, of the Project ("Cost Pools"), in accordance with generally accepted accounting and management practices. The Operating Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool as an amount per square foot of Rentable Area, based on the total Rentable Area within such Cost Pool. The Operating Expenses for the Project (or only those Operating Expenses allocable to the Cost Pool of the Project which includes the tenants of such space, if such an allocation is made) shall be allocated and charged to tenants based on the Rentable Area of the Project (or based on the Rentable Area of such Cost Pool if such an allocation of Operating Expenses is made). No specific item of expense shall be included more than once in Operating Expenses, Real Property Taxes, or Capital Improvement Amortization.

     Notwithstanding any other provision hereof, Operating Expenses shall not include the following:

          (1) The cost of repair to the Buildings, including the Premises, to the extent Landlord is entitled to be, and is, reimbursed for the cost of the repairs by insurance carried by Landlord or any third party or by a warranty or service contract;

          (2) Marketing costs including leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with the lease, sublease and/or assignment negotiations and transactions with present or prospective tenants (including Tenant) or other occupants of the Buildings;

          (3) Costs, including permit, license and inspection costs, incurred with respect to the installation of improvements made for other tenants or occupants in the Buildings or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for other tenants or occupants of the Buildings;

          (4) The cost of utilities charged directly to individual tenants (including Tenant) and costs of other services charged to tenants (including Tenant);

          (5) The cost of painting and decorating or otherwise improving the Premises, any vacant space, or premises of other tenants;

          (6) Except as specifically provided otherwise in this Article 5,
                                                                ---------
amortization and depreciation of the Buildings and other real property structures in the Project;

          (7) Interest, points and fees on debt or amortization payments on any real property mortgages or deeds of trust and ground lease payments;

          (8) Legal and other related expenses associated with the enforcement of leases or the securing or defense of Landlord's title to the Land, the Buildings or other portions of the Project;

          (9) Advertising and public relations costs (such as promotional events) incurred directly for leasing individual space in the Buildings or other portions of the Project;

          (10) Landlord's general corporate overhead and general administrative expenses not related to the operation of the Project (such as fees and costs in connection with the sale or refinancing of the Project) and all compensation to executives, officers or partners of Landlord or to persons who are executives or officers of partners of Landlord or to any other person at or above the level of building manager, other than the building manager of the Buildings or Project;

          (11) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord or by others;

          (12) All items and services for which Tenant or any other tenant in the Buildings is obligated to reimburse Landlord and all items and services supplied selectively to any tenant without reimbursement, provided that, any item or service supplied selectively to Tenant at Tenant's request shall be paid for by Tenant;

          (13) The costs of (i) payroll for clerks, attendants and other persons, (ii) bookkeeping, (iii) parking insurance, (iv) parking management fees, (v) Parking Garage restriping, (vi) tickets, and (vii) uniforms, for the Parking Garages and any off-site parking facility made a part of the Project pursuant to Section 6.2;
            -----------

          (14) Costs of capital improvements to the Buildings and other portions of the Project in excess of $5,000 or other capital expenditures in excess of $5,000 other than the Capital Improvement Amortization;

          (15) Costs of repairs or modifications to the Buildings or Premises due to Landlord's failure, if any, to construct the Buildings and Premises in full compliance with all governmental regulations, ordinance and laws effective at the time of construction;

          (16) The cost of any political or charitable donations or contributions, and trade association dues and Landlord's convention costs;

          (17) Interest, fines or penalties assessed as a result of Landlord's failure to make payments in a timely manner, unless such failure is reasonable under the circumstances except to the extent any such payment is deferred by Landlord to avoid being paid in 2000 as part of the Base Year Amount;

          (18) Costs of complying with Laws in effect on the date hereof relating to hazardous materials or substances ("Hazardous Materials") which are incurred (A) to remove or remediate Hazardous Materials used or released on the Project in the course of the original construction of the Project, or (B) as a result of the presence of Hazardous Materials in the soil or groundwater under the Project on or before the date of execution of this Lease or (C) as a result of the violation of any such Laws by any other tenant in the Project. All other costs and expenses associated with the compliance with Laws relating to all Hazardous Materials shall be included as Operating Expenses, or to the extent that such compliance constitutes a Capital Improvement, such costs shall be payable by Tenant to Landlord as Capital Improvement Amortization under this Lease, amortized over the remaining useful life of the Building;

          (19) Costs of purchasing, installing and replacing art work in the Building or elsewhere in the Project;

          (20) Except for making repairs or keeping permanent systems in operation while repairs are being made, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Buildings which is used in providing janitorial or similar services;

          (21) Any bad debt loss, rent loss or reserves for bad debts or rent loss;

          (22) Except to the extent specifically provided otherwise in the Lease, and except as to the management fees payable to Landlord or its subdivisions or affiliates, the overhead and profit increments paid to Landlord, or to any subdivision or affiliate of Landlord, for goods and/or services in the Building, to the extent such overhead and profit increments exceed the costs of comparable, first-class, high quality goods and/or services, delivered or rendered by unaffiliated third parties of comparable reputation, stature, experience and quality to Landlord, on a competitive basis;

          (23) Costs for which Landlord has been compensated by a management fee;

          (24) Increase in premiums for insurance carried by Landlord pursuant to this Lease, which such increase is caused by use of the Project by Landlord or any other tenant of Landlord which is hazardous on account of fire or otherwise or premiums for any insurance carried by Landlord which is not customarily carried by other reasonably prudent landlords in comparable first-class office buildings;

          (25) Any costs, fines or penalties incurred directly as a result of violations by Landlord of any Laws or other requirement of any governmental authority.

In light of the fact that a portion of the Base Operating Expense and Real Property Taxes is the Base Year Amount, Landlord shall not reduce insurance coverages in 2000 (to the extent the costs thereof are charged to Tenant as Operating Expenses) for the purpose of reducing the insurance costs included in the Operating Expenses for calendar year 2000 below the amount that such expenses are projected by Landlord to be in 2001. Furthermore, Landlord shall not intentionally or knowingly reduce any Operating Expenses in calendar year 2000 for the purpose of artificially inflating Tenant's pro rata share of Operating Expense increases in subsequent years.

     4.2  Real Property Taxes.  "Real Property Taxes" means all taxes,
          -------------------
assessments (special or otherwise) and charges levied upon or with respect to the Project and ad valorem taxes on personal property used in connection
                -- -------
therewith. Real Property Taxes shall include, without limitation, any tax, fee or excise on the act of entering into this Lease or any other lease of space in the Project, on the occupancy of Tenant or any other tenant of the Project, the rent hereunder or in connection with the business of owning and/or renting space in the Project which are now or hereafter levied, assessed or imposed against Landlord by the United States of America, the State of California or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, assessment, fee or excise, however described (whether general or special, ordinary or extraordinary, foreseen or unforeseen), to the extent it may be levied, assessed or imposed in lieu of, as a substitute, in whole or in part, for or as an addition to, any other Real Property Taxes. Landlord may pay any such special assessments in installments when allowed by law, in which case Real Property Taxes shall include any interest charged thereon. In recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Real Property Taxes shall also include any private assessments or the Building's contribution towards a private cost-sharing agreement for the purpose of augmenting or improving the quality of service and amenities normally provided by governmental agencies, provided that Tenant shall not be responsible for any share of any such assessments or contribution voluntarily assumed by Landlord unless Tenant has given its prior approval thereof, such approval not to be unreasonably withheld in light of Landlord's obligation and desire to operate the Project in a manner consistent with the highest category of premiere, first class office building projects in the Golden Triangle area and on Maple Drive in Beverly Hills, California. Real Property Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Property Taxes, but shall exclude any such costs otherwise included in Operating Expenses, any taxes paid directly by Tenant pursuant to Sections 10.1 and 10.2
                                                        ----------------------
and any penalties assessed against the Project or Landlord as a result of Landlord's failure to timely pay any installment of Real Property Taxes when due (except where such failure is caused by the failure of Tenant to pay timely its share of such Real Property Taxes in accordance with this Lease). Real Property Taxes shall not include income, franchise, transfer, inheritance, estate, or capital stock taxes, unless and, to the extent, due to a change in the method of taxation, any of such taxes are levied, assessed or imposed against Landlord in lieu of, as a substitute, in whole or in part, for or as an addition to, any other tax which would otherwise constitute a Real Property Tax. At all times (including calendar year 2000 if applicable) prior to the assessment of the Project on a fully completed basis, Real Property Taxes shall be adjusted to reflect the amount which Real Property Taxes would be if the Project were assessed on a fully completed and occupied basis. For purposes of computing rent adjustments pursuant to this Article 5, Real Property Taxes shall be
                                  ---------
allocated and charged to Tenant in accordance with generally accepted accounting and management practices and expressed as an amount per square foot of Rentable Area, provided that at all times all Real Property Taxes are allocated to all portions of the Rentable Area of the Project. Notwithstanding any other provision hereof, parking revenue taxes shall not be included in Real Property Taxes or Operating Expenses.

     4.3  Payment.  Prior to the commencement of each Lease Year, or as soon
          -------
thereafter as possible (except for the first Lease Year), Landlord shall furnish to Tenant a statement ("Landlord's Statement") containing Landlord's reasonable estimate of the Operating Expenses and Real Property Taxes and Capital Improvement Amortization (collectively, "Project Expenses") for such Lease Year and a calculation of the Additional Rent, if any, payable by Tenant for such Lease Year pursuant to this Article 5 on the basis of such estimate. If the
                            ---------
Lease Year is a full year, Tenant shall pay to Landlord one-twelfth (1/12th) of the amount of said Additional Rent on each monthly rent payment date during such year (commencing on January 1) until further adjustment pursuant to this Section
                                                                         -------
5.3. If the Lease Year is a partial year, Tenant shall pay to Landlord on each
---
monthly rent payment date in such partial year an amount equal to said Additional Rent (for such partial Lease Year) divided by the number of months in said partial Lease Year. If Landlord's Statement is furnished after the start of the Lease Year, then on the next monthly rent payment date which is at least thirty (30) days after Tenant's receipt of Landlord's Statement, Tenant shall pay the entire portion of the Additional Rent attributable to portions of the Lease Year prior to such date. Landlord may reasonably adjust Tenant's monthly rent payments under this Article 5 up to one
                                                            ---------
time during the Lease Year to reflect the then current or estimated Project Expenses and actual expenditures made during the elapsed portion of the Lease Year. Within 180 days following each Lease Year, Landlord shall furnish to Tenant a statement prepared or attested by an independent public accountant selected by Landlord showing the actual Project Expenses during the previous Lease Year, and Landlord shall compute any charge or credit to Tenant necessary to adjust rent previously paid by Tenant to reflect the actual Project Expenses. If such statement and computation reveal an underpayment, Tenant shall pay to Landlord an amount equal to such underpayment (whether or not this Lease has expired or been terminated) on the next date for payment of Basic Rent which is at least twenty (20) days after Landlord's Statement, and if such statement and computation show an overpayment, Landlord shall credit the next monthly rental payment of Tenant, or, if the Term has expired, refund the overpayment to Tenant within thirty (30) days after expiration of the Term. Tenant shall have the right, at its expense, to cause a firm of certified public accountants or a firm that provides operating expense review services selected by Tenant (or Tenant's own in-house certified public accountant, who may be assisted by other advisors of Tenant) (provided that in no event may any such firm or advisor be compensated on any basis determined by a percentage of the savings effectuated by such accountant or advisor) to conduct an audit of Landlord's Statement of Project Expenses and the calculation of Tenant's Additional Rent for each Lease Year provided that such audit must be commenced within two (2) years after receipt of Landlord's reconciliation statement for the relevant Lease Year; if such audit reveals that the Project Expenses were overstated in Landlord's Statement, Landlord shall promptly refund the overcharge revealed by the audit to Tenant and if the audit reveals an overstatement of Project Expenses in Landlord's Statement by more than three percent (3%), then Landlord shall also reimburse Tenant for the actual reasonable out-of-pocket costs of the audit paid by Tenant within thirty (30) days after presentation of a statement therefor by Tenant.

     4.4  Lease Year; Proration.  "Lease Year" shall mean the whole or partial
          ---------------------
calendar year commencing on the Commencement Date and ending on December 31 of the year in which the Commencement Date occurs, and all subsequent calendar years within the Term. The amount of Additional Rent payable by Tenant under this Article 5 for any partial month shall be prorated on a daily basis within that month.

50   Parking Rights.
     --------------

     5.1  Tenant's Parking Rights.
          -----------------------

          (a) Tenant shall be provided with and shall rent, subject to Section
                                                                       -------
6.1(b), for the entire Term of this Lease, ten (10) passes for parking spaces on
------
level B-1 of the Building and Tenant's pro rata share of the parking spaces on level B-2 of the Building. Further, Tenant shall be entitled to rent passes for its pro rata share of the parking spaces in the Garage. The services of any parking attendant or valet requested by Tenant in connection with such parking and reasonable direct enforcement costs (including costs of barriers and signs and any changes thereto caused by Tenant's election under subsection (b) to increase or decrease the number of parking passes it rents) shall be paid for directly by Tenant as Additional Rent and not as part of Operating Expenses.

          (b) Upon giving at least sixty (60) days prior notice to Landlord at any time during the Term, Tenant shall have the option to adjust upward (up to the limits set forth in Paragraph 6.1(a) above) or downward the number of
                        ----------------
parking passes it rents hereunder. In no event shall Landlord be required to make any modifications to the Parking Garage or other portions of the Project as a result of the existence of any Laws governing Tenant or its use of the Project or the parking rights of Tenant's employees.

          (c) Initially, Tenant shall pay as Additional Rent for the parking passes the following amounts:

               (i) For parking spaces on level B-1: One Hundred Seventy-Five Dollars ($175.00) per month;

               (ii) For parking spaces on level B-2, as well as reserved spaces in the Garage: One Hundred Fifty-Five Dollars ($155.00) per month;

               (iii) For unreserved parking spaces in the Garage: One Hundred Twenty-Five Dollars ($125.00) per month;

From and after the first anniversary of the Commencement Date, Landlord may increase the monthly rental rate for the parking passes, no more frequently than once a year, so that such rate is consistent with prevailing market rates in the area. At Tenant's written request, Landlord shall provide Tenant with what Landlord in good faith believes to be substantiation for such rate increases.

          (d) To the extent available, Tenant shall have the right to validate parking for Tenant's invitees upon reasonable, nondiscriminatory terms and conditions and subject to reasonable, nondiscriminatory rules and regulations established from time to time by Landlord or Landlord's operator or licensee subject to and in accordance with the Rules Requirements. Tenant shall pay the current prevailing rate charged by Landlord to other tenants in the Project for validation parking.

          (e) The parking passes rented by Tenant pursuant to this Article 6 are
                                                                   ---------
provided to Tenant solely for use by Tenant's own personnel and visitors, and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval except to a Permitted Transferee or to a permitted Sublessee or Assignee.

          (f) Landlord may, at Landlord's option, rent parking passes (or parking spaces) in the Garage to individuals or entities who or which are not tenants of the Project. Landlord agrees to implement a system reasonably designed to ensure that tenants of the Project have a preference over non-tenants for the more desirable (i.e. covered) parking spaces. Landlord further agrees that at all times during the Term, Landlord shall make available to Tenant, on the terms and conditions set forth above, no less than the number of parking spaces indicated in Section 6.1(a), subject to adjustment as provided in
Section 15.2. If adjusted pursuant to Section 15.2, in no event shall the total number of parking spaces made available to Tenant be less than 3.5 spaces per each 1,000 square feet of Rentable Area of the Premises.

     5.2  Off-Site Parking.       Without changing or reducing Tenant's parking
          ----------------
rights under Section 6.1, Landlord shall have the right to provide parking for
             -----------
tenants of the Project other than Tenant at off-site locations other than the Parking Garage, in which event, said off-site locations other than the Parking Garage shall be deemed part of the Project for purposes of this Lease provided that such parking at off-site locations shall not increase the Operating Expenses, Real Property Taxes or Capital Improvement Amortization otherwise allocable to Tenant hereunder. Nothing in this Lease shall be deemed to prohibit or limit Landlord's right to change, delete or modify any such off-site parking areas.

60  Utilities and Services.
    ----------------------

     6.1  Landlord Obligations.  Landlord shall furnish the services and
          --------------------
utilities described in this Section 7.1 to the Premises during the periods from 8:00 a.m. to 6:00 p.m., Monday through Friday and 9:00 a.m. to 12:00 Noon Saturday, except on New Year's Day, Martin Luther King Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays on which the New York Stock Exchange is closed, and subject to rules and regulations from time to time established by Landlord in compliance with the Rules Requirements (such hours and days of operation are herein called "Normal Working Hours"). The cost of providing such services and utilities shall be included in Operating Expenses except as specifically provided otherwise herein.

          (a) HVAC.  Landlord shall furnish heating, ventilation and air
              ----
conditioning ("HVAC") in amounts required for the use and occupancy of the Premises for normal office purposes consistent with the highest category of premiere, first-class office building projects in the Golden Triangle area and on Maple Drive in Beverly Hills, California. Tenant shall not, without Landlord's prior written consent, use heat-generating machines (other than normal fractional horsepower office machines) or other machinery or equipment (including but not limited to "space heaters") which may affect the temperature otherwise maintained in any portion of the Premises by the HVAC system, and if such temperature is affected as a result of: (i) any lights, machines or equipment (including without limitation, computers, telephone switches, photocopiers and electronic data processing machines) used by Tenant in the Premises in excess of normal office use; (ii) the occupancy of the Premises by more than one person per one hundred fifty
(150) square feet of Rentable Area therein; or (iii) an electrical demand in excess of four and one-half (4.5) watts (connected load) per square foot of Rentable Area of the Premises, Landlord shall have the right to install, after notice to Tenant and a thirty (30) day opportunity for Tenant to restore the required temperature balance in the Premises, any supplemental machinery or equipment which Landlord reasonably deems necessary to restore temperature balance, including without limitation, modifications or additions to the standard air conditioning equipment, and the cost thereof including the reasonable cost of equipment and installation and any additional reasonable cost of operation and maintenance incurred thereby, shall be paid by Tenant to Landlord within thirty (30) days following demand therefor by Landlord. Landlord makes no representation with respect to the adequacy or fitness of the HVAC system or equipment in the Building to maintain temperatures which may be required for, or because of, any equipment of Tenant except with respect to the equipment specifically shown on the Final Plans or which is typically used in similar locations and densities by other tenants in first-class office buildings comparable to the Building, and Landlord shall have no liability for loss or damage in connection therewith. Tenant hereby agrees to indemnify, defend, protect and hold Landlord harmless from and against any and all loss, damage, claim, liability, expense or costs, including attorneys' fees, incurred by Landlord to any other tenant in the Project as a material result of the use by Tenant of electric current, HVAC or other services in excess of the capacity of the Building Systems set forth in this subsection (a).

          (b) Electricity.  Landlord shall furnish sufficient electric power at
              -----------
277 volts, single phase, to supply tenant lighting load permitted by the State of California, Title 24 energy code (1.5 watts per square foot of Usable Area) and sufficient power at 120/208 volts, three phase, four wire, for 3 watts connected load per square foot of Usable Area for office power. If specifically approved by Landlord, either pursuant to Article 8 or otherwise, additional
                                         ---------
power may be made available at 480 volts, three phase, for additional power and/or air-conditioning requirements up to the limit of available building power taking into account potential needs of other tenants and a reasonable safety factor. The cost of equipment and installation for transformers, panel boards, bus duct taps, feeders, and other items required for the utilization of such additional power shall be paid by Tenant. Tenant shall not install or operate in the Premises any electrically operated machinery, appliances or equipment (including without limitation, computers, telephone switches, electronic data processing machines, word processors, photocopiers, and punch card machines, and machines using in excess of 110 volts) which would exceed the capacity of the Building Systems as determined by Landlord, except as specifically shown on the Final Plans. Without the prior written consent of Landlord, which Landlord may refuse in its reasonable discretion, Tenant shall not install or operate any apparatus, device, machinery, appliances or equipment in the Premises, which will in any way increase the amount of electricity usually furnished or supplied for use of the Premises as general office space; nor connect any apparatus, device, machinery, appliances or equipment (except through existing electrical outlets in the Premises), for the purpose of using electric current. Notwithstanding the above, Tenant may install computers, word processing and duplicating machines and office equipment typically found in buildings in the highest category of premiere, first-class office building projects in the Golden Triangle area and on Maple Drive in Beverly Hills, California as long as the electrical capacity limits set forth above are not exceeded. Tenant agrees to pay Landlord directly (instead of as part of Operating Expenses and in addition to Operating Expense payments pursuant to Section 5.1) for the cost of
                                          -----------
electrical power (at rates no higher than the applicable rates charged to the Project by the public utility providing similar service) used by Tenant which exceeds the amount of such power typically used by other tenants in the Project such that the allocation of electricity costs to all tenants in the Project through Operating Expenses would otherwise be distorted or unfair (and Landlord shall not enforce this sentence in a discriminatory manner as to Tenant). If Landlord determines at any time during the Term that Tenant is using such excess amount of electric power, Landlord shall have the right to install a submeter on any floor or floors, or portion of any floor or floors, of the Premises to determine the actual amount of electric power which Tenant is utilizing from time to time. If such submeter indicates that Tenant's usage of electric power exceeds the amount of such electric power typically used by other tenants in the Project and that the allocation of electricity costs to all tenants in the

Project through Operating Expenses is, therefore, materially distorted or unfair, then Tenant shall pay Landlord the actual cost of equipment and installation for such submeter and shall pay directly (instead of as part of Operating Expenses) for the actual cost of such excess electric power usage plus any additional expense incurred in keeping account of the electric power so consumed. Landlord shall have the right to install such submeter at any time and from time to time during the Term or any Renewal Term, after notice to Tenant and without unreasonable interference with Tenant's conduct of its business.

          (c) Elevators.  Subject to the requirements of Building security,
              ---------
Landlord shall furnish freight and passenger elevator services to the Premises twenty-four hours per day. Landlord's actual, out of pocket costs for Tenant's use of non-standard freight elevator service, including elevator service requiring the use of the top of the "cab" of the elevator, shall be paid by Tenant within ten (10) days after receipt of an invoice. In addition, if Tenant requires extended and uninterrupted use of the freight elevator for other than normal deliveries to the Premises (such as for a special move or alterations), then Landlord shall provide such freight elevator service by prior arrangement with the manager of the Building the cost of which shall be charged to Tenant in accordance with Section 7.3.
                -----------

          (d) Water.  Landlord shall make available water for lavatory and
              -----
drinking purposes in the Premises and in the cafeteria and gym on a seven (7) day, twenty-four (24) hour per day basis to be drawn from the public lavatory in the core of the floors on which the Premises are located. Tenant shall not make any use of the Premises which would increase the amount of water typically furnished for office use, nor connect any appliance directly to the water pipes other than in connection with kitchens, pantries and similar uses expressly shown on the Final Plans. If unreasonable or unusual amounts of water are consumed by Tenant, then, at Landlord's option, water meters shall be installed at Tenant's sole cost and expense and Tenant shall pay for its additional consumption at the Building's average cost.

          (e) Janitorial.  Landlord shall provide janitorial service consistent
              ----------
with the standards of the highest category of premiere, first-class office building projects in the Golden Triangle area and on Maple Drive in Beverly Hills, California and in accordance with the Cleaning Specifications set forth on Exhibit "E" attached hereto. Landlord shall not be required to provide
   -----------
janitorial services for portions of the Premises used for storage, storage room or similar purposes, preparing or consuming food or beverages (except for floors and counters where food and dishes are not present and such cleaning is practical), or areas secured, obstructed or locked by Tenant. Any and all additional or specialized janitorial services not described on Exhibit "E" which
                                                               -----------
are required by Tenant shall, at Tenant's request, be contracted for by Landlord with Landlord's janitorial agent on behalf of Tenant, in which case Tenant shall pay, as Additional

Rent hereunder, all costs and expenses of such additional or specialized janitorial services within fifteen (15) days after delivery of the statement therefor by Landlord.

          (f) Building Security.  Landlord and Tenant shall provide building
              -----------------
security equipment, procedures and personnel for the Project (but not within the Premises) twenty-four (24) hours per day, seven (7) days per week in accordance with the Security Specifications set forth on Exhibit "F" attached hereto;
                                              -----------
provided, however, Landlord does not guaranty or make any warranty with respect to the safety of Tenant's personnel or property. The cost of such security service shall be allocated between Landlord and Tenant as set forth in Exhibit
F. Tenant shall have the right, at Tenant's expense, to provide additional security equipment or personnel in the Premises, provided that Landlord is given reasonable access to the Premises (subject to Tenant's right to maintain secured areas) and that any such security system installed by Tenant complies with all applicable codes and shall not create any security risk to the Project, or adversely impact Landlord's security system or adversely affect the rights of other tenants to the Project.

     6.2  Access.    Landlord shall furnish to Tenant's employees and agents
          ------
access to the Premises and the Parking Garage on a seven (7) day per week, twenty-four (24) hour per day basis, subject to compliance with such security measures as shall from time to time be in effect for the Building and/or the Project, subject to interruptions in access required by applicable Laws or governmental authorities or as reasonably required for Landlord in the case of emergencies or to perform its obligations of repair and maintenance under this Lease or to make required or permitted alterations in the Project, and subject to the Rules and Regulations and any future rules and regulations from time to time established by Landlord subject to and in compliance with the Rules Requirements.

     6.3  Extraordinary Services.  Freight and passenger elevator services,
          ----------------------
HVAC, electricity, and access to and use of the loading dock facilities (if any) will be available twenty-four (24) hours a day, subject to the provisions of this Article 7. Landlord may impose a reasonable direct charge and establish
     ---------
reasonable rules and regulations for any of the following:

          (a) The use of any HVAC or electricity by Tenant at any time other than during Normal Working Hours. Such usage shall be charged to Tenant at the standard rates for the Project, which initially shall be $35.00 per hour and shall be subject to adjustment from time to time based on Landlord's reasonable estimate of actual costs;

          (b) The usage of any services provided to Tenant (including without limitation, freight elevator service, or use of the loading dock facilities by Tenant) at any time other than during Normal Working Hours. Such usage shall be charged to Tenant at the standard rates for the Project which shall be based upon Landlord's reasonable estimate of actual costs. Nothing contained in this
subsection (b) shall limit subsections (a), (c) or (d).   Notwithstanding the
foregoing, provided Tenant obtains the appropriate permits therefor, Tenant shall be entitled to use the freight elevators in the Building in connection with Tenant's initial moves into each floor of the Premises without charge to Tenant;

          (c) Additional or unusual janitorial services required because of any non-building standard improvements in the Premises, the carelessness of Tenant, the nature of Tenant's business (including the extensive operation of Tenant's business other than during Normal Working Hours);

          (d) The removal of any refuse and rubbish from the Premises except for discarded material placed in wastepaper baskets and left for emptying as is customary in the highest category of premiere, first class office building projects located in the Golden Triangle area and on Maple Drive in Beverly Hills, California. Landlord will cause the Premises to be cleaned after Tenant's initial move into the Premises (excluding removal of large packing cartons or moving materials, the breakdown and disposal of which shall be the responsibility of Tenant) without charge to Tenant.

     The foregoing direct charges shall be payable by Tenant as Additional Rent on the next rent payment date at least twenty (20) days following submission of an invoice therefor by Landlord.

     6.4  Interruption in Utility Services. Landlord shall not be liable for
          --------------------------------
damages or otherwise for failure, stoppage or interruption of any services or utilities, nor shall the same be construed either as an eviction of Tenant, or result in an abatement of rent, when such failure is caused by acts of God, accidents, breakage, strikes, lockouts, other reasonably unavoidable labor disputes, or by the making of repairs, alterations or improvements to the Premises or the Building, or the limitation, curtailment, rationing or restriction on supply of natural gas, water, electricity, labor or other supplies or for any other condition beyond Landlord's reasonable control, including without limitation, any mandatory governmental energy conservation program or legal requirement; provided, however, that Tenant shall have the right to an abatement of any rent paid in proportion to the portion of the Premises which is rendered untenantable and unusable by Tenant if such portion of the Premises is determined to be untenantable and is not used by Tenant for a period of more than three (3) consecutive business days as a result of a failure in the services or utilities to be provided by Landlord described in Section
                                                                     -------
7.1, other than any such failure caused by the negligent or willful acts of
---
Tenant or its contractors, employees, licensees or invitees (acting within the scope of their relationship with Tenant). Notwithstanding any abatement of rent under this Lease, Tenant shall remain obligated to pay Landlord for all Additional Rent owed under

Article 5 for services and utilities provided to and used by Tenant during the
---------
period of such rent abatement. If any governmental entity imposes mandatory controls or guidelines on Landlord or the Project relating to the services provided by Landlord, or the reduction of automobile or other emissions, Landlord may make such alterations to the Buildings or any other part of the Project related thereto and take such other steps as are necessary to comply with such controls and guidelines, the cost of such compliance and alterations shall be included in Operating Expenses or deemed to be a Capital Improvement, and Landlord shall not be liable therefor, for damages or otherwise, nor shall the same be construed either as an eviction of Tenant, or result in an abatement of rent except to the extent abatement of rent is otherwise provided for in this Lease; provided that if the Premises as a whole are untenantable and unusable by Tenant and are not used by Tenant, as a result of such alterations by Landlord, for a period of over 180 consecutive days (other than a de minimus number of days during which such services and utilities are restored to the Premises), then Tenant shall have the right to cancel this Lease by giving notice thereof to Landlord within ten (10) days after the expiration of said 180-day period and this Lease shall terminate ten (10) days after delivery of such notice if the Premises are not again made tenantable and usable for Tenant within said second ten (10) day period. The foregoing 180-day period shall be extended on a day for day basis by the number of days of any delay in providing such utilities and services which is caused by force majeure events which also affect other owners
                            ----- -------
of real estate projects in the greater Los Angeles metropolitan area. Landlord will minimize the interference with Tenant's use and occupancy of the Premises and restore all services and utilities to the Premises as soon as possible. Nothing contained in this Section 7.4 shall limit any provision of Article 12.



7.  Alterations.
    -----------

    7.1  Restriction on Alterations.
         --------------------------

          (a) Tenant may make alterations, additions or improvements to the Premises after the Commencement Date (collectively, "Tenant Alterations") which do not, individually or cumulatively, materially and adversely affect the Building Systems or Service Facilities provided Tenant submits its plans, including floor load calculations in the event heavy equipment is part of such plans, for such alterations to Landlord at least thirty (30) days prior to commencement of construction of such Tenant Alterations (except as to decorative items, minor repairs or installations of trade fixtures and furniture for which plans are not required). Without limiting the foregoing, any Tenant Alterations which increase the floor load, electrical, plumbing or HVAC requirements over the capacities of such Building Systems provided as of the Commencement Date shall be deemed to materially and adversely affect the Building Systems for purposes of this Article 8 only, and such Tenant
                                                 ---------
Alterations shall only be made, if at all, by Tenant if Tenant complies with the requirements of Section 8.1(b). Within fifteen (15) days after receipt of
                    --------------
the plans for alterations, Landlord shall inform Tenant, in good faith, whether such Tenant Alterations will (for purposes of this Article 8) materially and
                                                   ---------
adversely affect the Building Systems or Service Facilities. If Landlord indicates that such Tenant Alterations will so affect the Building Systems or Service Facilities, Landlord will have five (5) additional business days to inform Tenant of its approval or disapproval thereof, and if disapproved, Landlord will detail specific conditions of Landlord's disapproval.

          (b) Tenant shall make no Tenant Alterations which, individually or cumulatively, may have a material and adverse effect on the Building Systems or Service Facilities without the prior written consent of Landlord, and Landlord may impose as a condition to such consent such requirements as Landlord, in its reasonable discretion, may deem necessary or desirable, including without limitation, (i) the right to approve the plans and specifications for any work to insure, among other things, that such work will not materially and adversely affect the Building Systems, (ii) the right to require supplemental insurance reasonably satisfactory to Landlord and naming Landlord as an additional insured, (iii) the right to require reasonable security (including assurance of the availability of sufficient funds of Tenant) for the full payment for any work which costs in excess of $100,000, and (iv) reasonable requirements as to the manner in which or the time or times at which work may be performed. Tenant acknowledges that Landlord shall have the sole right to perform all Tenant Alterations required to be approved by Landlord. In the event that Landlord acts as general contractor, Tenant shall pay Landlord a fee equal to ten percent (10%) of the construction costs of such Tenant Alterations. In the event that Landlord does not act as general contractor, Tenant shall pay Landlord a supervisory fee equal to three percent (3%) of the construction costs of such Tenant Alterations. Landlord agrees that all contracts for Tenant Alterations
shall be subject to a reasonably implemented competitive bidding process.    All
Tenant Alterations shall be compatible with a first-class office building complex and completed in accordance with Landlord's requirements as set forth herein and all applicable rules, regulations and requirements of governmental authorities and insurance carriers. In addition to general contractor or supervisory fees, Tenant shall pay to Landlord all out-of-pocket costs and fees reasonably incurred by Landlord together with reasonable allocations of in-house staff costs for reviewing and inspecting all Tenant Alterations to assure full compliance with all of Landlord's requirements, which charges shall not, in the aggregate, exceed three percent (3%) of the total design and construction costs of the Tenant Alterations being reviewed (provided that such limitation on Landlord's charges shall apply only if the plans for such Tenant Alterations submitted by Tenant are reasonably precise and suitable for final review for both engineering and design). Landlord does not expressly or implicitly covenant or warrant that any plans or specifications submitted by Tenant are safe or that the same comply with any applicable laws, ordinances, codes, rules or regulations. Further, Tenant shall indemnify, protect, defend and hold Landlord harmless from any loss, cost or expense, including attorneys' fees and costs, incurred by Landlord as a result of any defects in design, materials or workmanship resulting from Tenant Alterations, except to the extent such defects are caused by Landlord, its agents, contractors, servants or employees. If Tenant desires to install any rooftop equipment, Tenant may submit, and the parties shall process, such request as a Tenant Alteration requiring Landlord consent pursuant to this Article 8.

          (c) Landlord shall provide Tenant with copies of all material contracts, receipts, paid vouchers, and any other documentation (including, without limitation, "as-built" drawings to the extent such drawings are reasonably available to Landlord, air/water balancing reports, permits and inspection certificates) in connection with the construction of such Tenant Alterations. Tenant shall promptly pay all costs incurred in connection with all Tenant Alterations and shall not permit the filing of any mechanic's lien or other lien in connection with any Tenant Alterations. Tenant shall be responsible for paying the general contractor's overhead and fee in connection with the work performed pursuant to this Article 8. If a mechanic's lien or
                                         ---------
other lien is filed against the Building or the Project as a result of Tenant Alterations made by or on behalf of Tenant, Tenant shall discharge or cause to be discharged (by bond or otherwise) such lien within ten (10) days after Tenant receives notice of the filing thereof and shall not allow any such lien to be foreclosed upon, although Tenant shall otherwise be entitled to contest the validity of any such lien. If a mechanic's lien or other lien is filed against the Land, the Building or the Project as a result of Tenant Alterations made by or on behalf of Tenant and Tenant fails to timely discharge such lien, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord within fifteen
(15) days following notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at Landlord's cost of money from the date of such payment by Landlord. The parties acknowledge that the filing of a preliminary notice is not in and of itself the filing of a mechanic's lien. Notwithstanding the foregoing, if Tenant has made payment to Landlord for the cost of any Tenant Alterations or portion thereof, and Landlord fails to forward such payment to a contractor or subcontractor, Landlord shall be solely responsible for a mechanics' lien filed as a result of such nonpayment. Any increase in any tax, assessment or charge levied or assessed as a result of any Tenant Alterations shall be payable by Tenant in accordance with Article 10.
                ----------

          (d) Notwithstanding anything in the foregoing to the contrary (i) the outside appearance, character or use of the Building shall not be adversely affected by any Tenant Alteration, and no Tenant Alteration shall materially weaken or impair the structural strength or, in the reasonable opinion of Landlord, materially lessen the value of the Building or create the potential for unusual expenses to be incurred upon the removal of the Tenant Alterations and the restoration of the Premises upon the termination of this Lease (unless Tenant agrees to pay therefor); (ii) no part of the Building outside of the Premises shall be materially, adversely, physically affected by any Tenant Alteration; and (iii) the proper functioning of the Building Systems and Service Facilities shall not be materially, adversely affected by any Tenant Alteration and there shall be no Tenant Alteration which materially, adversely interferes with Landlord's free access to the Building Systems or materially, adversely interferes with the moving of Landlord's equipment to or from the enclosures containing the Building Systems; (iv) in performing the work involved in making such Tenant Alterations, Tenant shall be bound by and observe all of the conditions and covenants contained in this Article 8; (v) all work shall be done
                                           ---------
at such times and in such manner as Landlord from time to time may reasonably designate; and (vi) Tenant shall not be permitted to install and make part of the Premises any materials, fixtures or articles which are subject to liens, conditional sales contracts or chattel mortgages other than trade fixtures, furniture and equipment. In connection with Landlord's approval of any Tenant Alteration, Landlord shall have the right to advise Tenant that such Tenant Alteration must be removed by Tenant upon the expiration or termination of this Lease, provided that Landlord agrees not to impose such requirement if Landlord determines that such Tenant Alterations do not impair the functionality of the Premises or the portion thereof affected. If Tenant proceeds to implement such Tenant Alteration, Tenant shall be obligation to remove such Tenant Alteration in accordance with Section 8.2 below.

          (e) Tenant acknowledges that the exterior rooftop areas on the third floor of the Premises are not intended to be used as balconies. Should Tenant desire to use such areas as balconies, Tenant shall be solely responsible for seeking and obtaining all necessary permits and approvals. Any Tenant Alterations in connection with converting such areas to usable balconies shall be subject to the provisions of this Article 8. The completion of any such conversion shall not cause an increase in Basic Rent or in Tenant's share of Operating Expenses.

     7.2  Removal and Surrender of Fixtures and Tenant Alterations. All
          --------------------------------------------------------
Tenant Alterations and tenant improvements installed in the Premises by Landlord which are attached to, or built into, the Premises, including without limitation, floor coverings, window coverings, wall coverings, paneling, molding, doors, vaults (excluding vault doors), plumbing systems, electrical systems, mechanical systems, structural systems, lighting systems, sound equipment, communication systems and outlets for the systems mentioned above and for all telephone, computer, radio, telegraph and television purposes, and any special flooring or ceiling installations, shall become the property of Landlord and shall be surrendered with the Premises, as a part thereof, at the end of the Term; provided, however, (i) Landlord may, by notice to Tenant at least thirty
(30) days prior to the end of the Term, require Tenant to remove any Tenant Alterations designated by Landlord to be removed at the time of Landlord's approval thereof (with respect to such Tenant Alterations as to which Landlord has a right of approval hereunder) or designated in such notice (for all Tenant Alterations as to which Landlord does not have a right of approval hereunder) if such improvements are not generally found in the highest category of premiere, first-class office building in the Golden Triangle area and on Maple Drive in Beverly Hills, California, and to repair any damage to the Premises, the Building and any other part of the Project caused by such removal, all at Tenant's sole expense and to the reasonable satisfaction of Landlord and (ii) Tenant shall promptly remove from the Premises all signs and graphics and any other items containing Tenant's name and/or logo and shall repair any damage to the Premises or the Project caused by such removal, all at Tenant's sole expense and to the reasonable satisfaction of Landlord. Any articles of Tenant's personal property including business and trade fixtures not attached to, or built into, the Premises, machinery and equipment, free-standing cabinet work, and movable partitions as well as all equipment for Tenant's network operating center, if any, shall be and remain the property of Tenant and may be removed by Tenant at any time during the Term as long as Tenant is not in default hereunder and provided that Tenant repairs to Landlord's satisfaction any damage to the Premises, the Building and any other part of the Project caused by such removal. For purposes of the insurance requirements of Section 11.2, Tenant shall be
                                              ------------
deemed to have an insurable interest in all of the tenant improvements and Tenant Alterations in the Premises, as between Landlord and Tenant, but the same shall be surrendered with the Premises on termination of this Lease, as set forth above.

         7.3  Standard Window Covering. Tenant shall use the Building standard
              ------------------------
window covering as specified by Landlord and Landlord reserves the right to approve or disapprove of interior improvements visible from outside the Building on wholly aesthetic grounds, which approval shall not be unreasonably withheld in light of the quality and reputation of the Project. Such improvements must be submitted for Landlord's written approval prior to installation, or Landlord may remove or replace such items at Tenant's sole expense.

         7.4  Arbitration of Disputes. Any dispute concerning whether the
              -----------------------
provisions of Sections 8.1 through 8.3 have been
              ------------------------
properly interpreted or complied with shall be submitted to arbitration pursuant to Article 34.

8.       Maintenance and Repairs.
         -----------------------

         8.1  Tenant's Obligations. Except for Landlord's obligations
              --------------------
specifically set forth in this Lease, Tenant shall, at Tenant's sole expense, keep the Premises and the Building and every part thereof clean and in good and sanitary condition and repair and Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or the Building or any part thereof. Subject to the provisions of Section 11.5 and Article 12, Tenant
                                           ------------     ----------
shall reimburse Landlord for all repairs to the Premises, the Building or any other portion of the Project which are required as a result of any misuse or neglect of the same by Tenant or any of its officers, agents, employees, contractors, licensees or invitees while in or about the Premises, the Building or any other portion of the Project.

         8.2  Landlord's Obligations.  The improvements to the Premises
              ----------------------
constructed by or on behalf of Landlord shall be in full compliance with all applicable Laws in effect at the time of such construction. Subject to Article
                                                                       -------
12, Landlord shall repair and maintain with reasonable diligence and in a first-
--
class manner after written notice thereof from Tenant, defects in, and damage to, the Building's plumbing, HVAC and electrical systems and structural systems installed by or on behalf of Landlord and serving or located on the Premises. If and to the extent such maintenance and repair is required in part or in whole by the act, neglect, misuse, fault or omission of any duty of Tenant, its agents, employees, contractors, licensees or invitees (acting within the scope of their relationship with Tenant), Tenant shall pay to Landlord the cost of such maintenance and repairs, except to the extent Tenant has been relieved of such liability under Section 11.5. Except as provided in Article 12, there shall be
                ------------                        ----------
no abatement of rent with respect to, and Landlord shall not be liable for, any injury to or interference with Tenant's business arising from any repairs, maintenance, alteration or improvement in or to any portion of the Project or the Building, including the Premises, or in or to the fixtures, appurtenances and equipment therein. Further, neither Landlord nor any partner, director, officer, agent or employee of Landlord shall be liable (a) for any damage caused by other lessees or persons in or about the Project; or (b) for any consequential damages arising out of any loss of use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant. Subject to Section 9.3, as a material inducement to Landlord entering into this Lease, Tenant waives and releases its right to make repairs at Landlord's expense under Sections 1932(1) or 1942 of the California Civil Code or under any other law, statute or ordinance now or hereafter in effect.

         9.3  Failure to Repair.  If Landlord refuses or neglects to repair any
              -----------------
condition causing an interruption in the reasonably necessary operation of the Building Systems or Service Facilities, then if such failure shall continue for a period of thirty (30) days following written notice from Tenant demanding that Landlord make such repair, Tenant shall have the right, but not the obligation, to make such repair. If Tenant performs such repair, it shall invoice Landlord for the reasonable cost thereof, which invoice shall be supported by reasonable documentation substantiating the cost of repair. Tenant's invoice shall be payable by Landlord within thirty (30) days after receipt. If payment is not received within such 30-day period, Tenant shall have the right to deduct the amount of such invoice from the rent payable hereunder.

9.       Tax on Tenant's Personal Property and Tenant Improvements.
         ---------------------------------------------------------

         9.1  Personal Property Taxes.  At least ten (10) days prior to
              -----------------------
delinquency, Tenant shall pay all taxes levied or assessed upon Tenant's equipment, furniture, fixtures and other personal property located in or about the Premises. If the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon Tenant's equipment, furniture, fixtures or other personal property, Tenant shall pay to Landlord, within thirty (30) days following written demand therefor, together with copies of documentation reasonably demonstrating that such taxes are applicable to Tenant's personal property, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment. Landlord will cooperate at Tenant's expense in causing the tax assessor to properly allocate taxes between personal property and real property and to directly assess Tenant for any personal property taxes; provided, however, that nothing contained in this Section 10.1
                                                                  ------------
shall obligate Landlord to contest, in any manner whatsoever, whether by judicial action or otherwise, any assessment of Tenant's personal property by the tax assessor.

         9.2  Tax on Leasehold Improvements.  Tenant shall pay Landlord, within
              -----------------------------
fifteen (15) days after demand, such portion of all real estate taxes levied or assessed against the Building or any other portion of, or all of, the Project which are attributable to the value of the leasehold improvements installed in the Premises, including but not limited to, all tenant improvements and Tenant Alterations, regardless whether constructed by or on behalf of Landlord or Tenant. If the assessing authority allocates a specific value to said leasehold improvements, the amount payable by Tenant shall be the tax attributable to such specific value. If the assessing authority does not allocate a specific value to said leasehold improvements, the amount payable by Tenant pursuant to this
Section 10.2 shall be the amount determined by multiplying the total cost of
------------
leasehold improvements installed in the Premises by the Building's full assessed rate, or, if different, the assessed rate for all leasehold improvements in the Building, as determined by the applicable assessing authority. Following Tenant's request, Landlord shall provide Tenant with a copy of the property tax bill for the Project, or the portion of the Project that includes the Buildings.

         9.3  Exclusion from Real Property Taxes.  The portion of real estate
              ----------------------------------
taxes payable by Tenant pursuant to Sections 10.1 and 10.2 and by other tenants
                                    ----------------------
of the Project, as if all such other tenants had provisions comparable to Sections 10.1 and 10.2 in their leases, shall be excluded from Real Property
----------------------
Taxes for purposes of rent adjustments under Article 5.
                                             ---------

10.      Insurance; Waiver of Subrogation.
         --------------------------------

         10.1 Liability Insurance. Tenant shall at all times during the Term
              -------------------
(and prior to the Term with respect to any activity of Tenant hereunder at the Project) and at its own cost and expense procure and continue in force workers' compensation insurance, Employer's Liability Insurance, and Commercial General Liability insurance adequate to protect Tenant and Landlord against liability for injury to or death of any person or damage to property in connection with the use, operation or condition of the Premises. The limits of liability under the workers' compensation insurance policy shall be equal to the statutory requirements therefor and the limits of liability under the Employer's Liability Insurance policy carried by Tenant shall be at least $1,000,000. The Commercial General Liability insurance for injuries to non-employees and for damage to property at all times shall be in an amount of not less than Five Million Dollars ($5,000,000) per occurrence and Five Million Dollars ($5,000,000) general aggregate, Combined Single Limit.

         10.2 Property Insurance. Tenant shall at all times during the Term
              ------------------
maintain in effect policies of insurance covering (a) all leasehold improvements (including, but not limited to, all tenant improvements and Tenant Alterations), trade fixtures, merchandise and other personal property from time to time in, on or upon the Premises, in an amount not less than their actual replacement cost providing "All Risk Coverage" (excluding plate glass on the perimeter walls of the Building). The proceeds of such insurance, so long as this Lease remains in effect, shall be used for the repair or replacement of the property so insured. Upon termination of this Lease due to any casualty, the proceeds of insurance shall be paid to Landlord and Tenant, as their interests appear in the insured property.





         10.3     Policy Requirements.
                  -------------------

                  (a) All insurance required to be carried by Tenant hereunder shall be issued by financially responsible insurance companies.

                  (b) Each policy shall be written on an "occurrence" basis and shall have a deductible or deductibles, if any, which do not exceed the deductible amount(s) maintained for similar insurance by similarly situated tenants in the highest category of premiere, first-class office building projects in the Golden Triangle area and on Maple Drive in Beverly Hills, California. Each policy shall name Landlord, Landlord's Project manager and Landlord's lender as additional insureds, as their interests may appear. Certificates evidencing the existence and amounts of such insurance, shall be delivered to Landlord by Tenant prior to Tenant's occupancy of any portion of the Premises, and in any event, prior to any activity of Tenant hereunder at the Project. All such policies shall provide that they are not cancelable, except after thirty (30) days written notice to Landlord. Tenant shall furnish Landlord with appropriate renewal certificates when due. Should Tenant at any time neglect or refuse to provide the insurance certification required by this Lease, or should such insurance be canceled, Landlord shall have the right, but not the duty, to procure the same and Tenant shall pay Landlord for the cost thereof as Additional Rent promptly upon Landlord's demand.

                  (c) The policies of insurance required to be carried by Tenant shall be primary and non-contributing with, and not in excess of, any other insurance available to Landlord. Tenant shall use its best efforts immediately to report to Landlord the occurrence of any injury, loss or damage incurred by Tenant, or Tenant's receipt of notice or knowledge of any claim by a third party or any occurrence that might give rise to such claims in connection with Tenant's use or occupancy of the Premises. It shall be the responsibility of Tenant not to violate nor knowingly permit to be violated any condition of the policies required under this Lease.

         10.4 Landlord's Requirements. Landlord shall, at all times during the
              -----------------------
Term hereof, at its sole cost and expense (subject to reimbursement in accordance with Article 5) procure and maintain in force insurance of the type commonly referred to as an "all risk of physical loss" policy, including earthquake insurance to the extent required by any Underlying Mortgage or deemed commercially practicable by Landlord, and general public liability insurance insuring the Land, the Building and the Project against all risks and all other hazards as are customarily insured against, in Landlord's reasonable judgment, by others similarly situated and operating like properties. Landlord shall procure and maintain in force (subject to reimbursement in accordance with Article 5) a commercially reasonable amount (or an amount as required by any Underlying Mortgage) of rental loss insurance during the Term of this Lease. Each policy shall name Tenant and Tenant's lenders, if required, as additional insureds as their interests may appear. Landlord's policies shall be primary and non-contributing with other insurance carried by Tenant. Certification of coverage shall provide 30 days notice or cancellation or material change.

         10.5 Waiver of Subrogation. To the extent permitted by their insurance
              ---------------------
carriers, Landlord and Tenant each hereby waives its respective right of recovery against the other to the extent damage or liability is insured against under a policy or policies of insurance maintained by the waiving party, whether or not such damage or liability may be attributable to the negligence or other act of either party or its respective agents, invitees, contractors, servants or employees.

11.      Damage or Destruction.
         ---------------------

         11.1     Damage to Premises.
                  ------------------

                  (a) If the Premises are damaged by fire or other casualty during the Term, as renewed, and such damage, in Landlord's reasonable opinion, can be fully repaired within one (1) year after notice to Landlord of the occurrence of such damage ("Damage Notice") Landlord shall so notify Tenant within sixty (60) days after the Damage Notice and Landlord shall repair such damage with reasonable diligence and in a manner consistent with the provisions of any Underlying Mortgage and this Section 12.1. Tenant shall promptly pay to
                                    ------------
Landlord all property insurance proceeds (other than for loss to Tenant's personal property) received by Tenant as a result of such damage and Landlord shall use such proceeds in the repair of such damage.

                  (b) If the Premises are damaged by fire or other casualty so that the repair of the Premises cannot, in Landlord's reasonable opinion, be completed within one (1) year after the Damage Notice, Landlord shall so notify Tenant ("Repair Period Notice") within sixty (60) days after the Damage Notice and Landlord and/or Tenant shall have the option ("First Termination Option"), to be exercised by written notice to the other within sixty (60) days after Landlord gives Tenant the Repair Period Notice to terminate this Lease as of the date the notice of the exercise of the right to terminate this Lease is received by the other party (the "Effective Date"). The First Termination Option may be exercised by either Landlord or Tenant as to only portions of the Premises which are damaged, provided that such portions are in full floor increments (or in increments of 25,000 square feet of Rentable Area, if less than a full floor of the Premises is damaged).

                  (c) If neither party timely exercises the First Termination Option, or if the damage can be repaired in less than one (1) year after the Damage Notice, in Landlord's reasonable opinion, Landlord shall repair the entire Premises, including all tenant improvements and Tenant Alterations, to their condition immediately prior to such damage as soon as reasonably possible utilizing the insurance proceeds Landlord is entitled to receive pursuant to
Article 11. Landlord and Tenant shall each use commercially reasonable efforts
----------
to obtain any insurance proceeds to which such party is entitled; however, if Landlord does not receive proceeds from Tenant's property insurance policies required to be carried by Tenant under Section 11.2 which are adequate to repair
                                       ------------
completely the Premises to such condition, then Landlord shall only be required to repair the Premises to the extent that Landlord has received proceeds from such insurance policies and/or additional funds from Tenant. Nothing in this Section 12.1 shall be construed to limit Tenant's right to the
        ------------
applicable rent abatement pursuant to Section 12.3.
                                      ------------

         11.2 Damage to Project. If the Building or any portion of the Project
              -----------------
is totally destroyed or is so extensively damaged that it renders the Premises inaccessible or economically unviable for its use as presently intended and the repair thereof cannot, in Landlord's reasonable opinion, be completed within one
(1) year after the Damage Notice, or if substantial alteration or reconstruction of the Building or any other portion of the Project is required, in Landlord's reasonable opinion, as a result of the damage, then Landlord shall give Tenant the Repair Period Notice specifying such period of repair or that such substantial alteration or reconstruction is required as a result of the damage and Landlord and/or Tenant shall have the option ("Second Termination Option"), to be exercised by written notice to the other within sixty (60) days after Landlord gives Tenant the Repair Period Notice, to terminate this Lease as of the Effective Date. If neither party so elects to terminate this Lease, then Landlord shall repair and rebuild the Building or other damaged portion of the Project as soon as reasonably possible, in which event this Lease shall continue in full force and effect (subject to the applicable rent abatement pursuant to
Section 12.3) unless terminated earlier as provided herein. Notwithstanding the
------------
foregoing, neither party shall have the right to exercise the Second Termination Option if such damage to the Building or the Project can, in Landlord's reasonable opinion, be fully completed within eighteen (18) months after the Damage Notice and can be completed to the extent necessary (a) to make the Premises viable for their use as presently intended, and (b) to provide Tenant with access to and use of the Premises, within one (1) year after the Damage Notice.

         11.3 Abatement; Termination.
              ----------------------

                  (a) If any part of the Premises is rendered untenantable as a result of damage by fire or other casualty to any part of the Premises or the Project, and is not used for the conduct of Tenant's business, rent shall be reduced and abated from the date of such casualty in proportion to the part of the Premises which is so rendered untenantable and unusable until the damaged portion of the Premises has been made tenantable or are used for the conduct of Tenant's business or until this Lease expires or terminates, whichever occurs first; provided that, (i) there shall be no abatement of rent with respect to any portion of the Premises which is rendered unusable for a period of three (3) consecutive business days or less (except to the extent Landlord is entitled to receive and does receive the proceeds from the rent loss insurance carried by Landlord, the costs of which is included in Operating Expenses, for the period prior to the fourth (4th) day after damage by any casualty), (ii) there shall be no abatement of rent after the fifth (5th) business day after Landlord provides other space in the Building or the Project to Tenant which is reasonably comparable and substantially similar in size and quality to the Premises and reasonably suited for the temporary conduct of Tenant's business, (iii) there shall be no abatement of rent whatsoever with respect to any damage caused in whole or in part by the gross negligence or willful act of Tenant, its agents, employees, contractors, licensees or invitees, except to the extent such abatement is covered by rent loss insurance carried by Landlord, the premiums for which are included in Operating Expenses. For purposes of this Section 12.3,
                                                                   ------------
the Premises shall be deemed to have been made tenantable when Landlord has repaired or restored the Premises to substantially the same (or better) condition as the Premises were in immediately prior to such casualty, and Landlord has given Tenant sufficient time (but in no event more than two (2) weeks) and access to reinstall and reconnect Tenant's personal property, furniture, fixtures and equipment in the Premises. Subject to the foregoing clauses (i), (ii) and (iii), if any part of the Premises which is necessary for the operation of Tenant's business is rendered untenantable by fire or other casualty and as a result thereof the entire Premises are not used for the operation of Tenant's business, rent for the entire Premises shall be abated until such damaged portion has been made tenantable, or is used by Tenant for the operation of its business or becomes unnecessary for the operation of Tenant's business. Notwithstanding the foregoing, during any rent abatement under this Lease, Tenant shall continue to be obligated to pay Landlord Additional Rent under Article 5 for all services and utilities provided to and
                      ---------
used by Tenant during the period of rent abatement.

                  (b) If Landlord or Tenant terminates this Lease in its entirety by exercising the First Termination Option, Second Termination Option or Third Termination Option, pursuant to Sections 12.1, 12.2, or 12.5, then (1)
                                         ----------------------------
this Lease and the estate and interest of Tenant in the Premises shall terminate and expire on the Effective Date and the rent payable hereunder shall be pro rated and paid through such date, subject to rent abatement, if any, to the extent provided in Section 12.3(a), and (2) Tenant shall retain the proceeds of
                   ---------------
insurance received from its insurance carriers with respect to the damage to the tenant improvements and Tenant Alterations in the Premises. If the First Termination Option is exercised as to only a portion of the Premises in accordance with Section 12.1, then (3) this Lease and the estate and interest of
                ------------
Tenant in the portion of the Premises in question shall terminate and expire on the Effective Date and the rent payable hereunder with respect to the terminated portion of the Premises shall be prorated as of such date, subject to rent abatement, if any, to the extent provided in Section 12.3(a) and (4) Tenant
                                             ---------------
shall retain the proceeds of insurance received from its insurance carriers with respect to the damage to the tenant improvements and Tenant Alterations in the portion of the Premises as to which this Lease is terminated.

         11.4 Limitations. Nothing contained in this Article 12 shall relieve,
              -----------                            ----------
discharge or in any way affect Tenant's liability to Landlord in connection with any damage or destruction of or to the Premises, the Building or any other portion of the Project arising out of the gross negligence or willful acts or omissions of Tenant, its agents, employees, contractors, licensees and invitees (acting within the scope of their relationship with Tenant). Nothing contained in this Article 12 shall
                                                              ----------
relieve, discharge or in any way affect Landlord's liability to Tenant in connection with any damage or destruction of or to the Premises arising out of the negligent or willful acts or omissions of Landlord, its agents, employees or contractors (acting within the scope of their relationship with Landlord). Landlord shall not be liable for any loss of business, inconvenience or annoyance arising from any repair or restoration of any portion of the Premises, the Building or other portions of the Project as a result of any damage from fire or other casualty; provided, however, that Landlord shall use reasonable efforts to avoid interfering with or adversely affecting the conduct of Tenant's business from the Premises. Furthermore, in the event of such damage from fire or other casualty, Landlord shall have no obligation (i) to repair any equipment, furniture and fixtures (collectively, "FF&E"), paneling, ceilings, carpets or other floor coverings, partitions, drapes or any personal property installed in or about the Premises by Landlord or Tenant or (ii) to expend any amount for the repair of the Premises and the FF&E in excess of Twenty Dollars ($20.00) per square foot of Usable Area in the Premises; provided, however, that to the extent that Landlord is entitled to receive and does receive from Tenant or an insurance company, sufficient money to repair the Premises and the FF&E (and Landlord and Tenant shall use commercially reasonable efforts to obtain any insurance proceeds to which each such party is entitled), Landlord shall repair the Premises and the FF&E in the Premises except to the extent that this Lease is terminated due to a casualty in accordance with this Article 12.
                                                        ----------

         11.5 Damage During Last Years. If the Premises are damaged by fire or
              ------------------------
other casualty during the last two (2) years of the Term (including any Renewal
Term) so that the repair of the Premises cannot, in Landlord's reasonable opinion, be completed within a period after the Damage Notice, equal to one-half (1/2) of the remaining Term ("Repair Period"), Landlord and/or Tenant shall have the option to terminate this Lease ("Third Termination Option") under this
Section 12.5. Landlord shall give Tenant the Repair Period Notice within sixty
------------
(60) days after Landlord's receipt of the Damage Notice. If Landlord determines that all or a substantial portion of the Premises cannot be repaired within the Repair Period, Landlord and/or Tenant shall have thirty (30) days after Tenant's receipt of the Repair Notice to exercise the Third Termination Option by notice to the other; provided that if Landlord exercises the Third Termination Option, Tenant shall have the right, by notice to Landlord within fifteen (15) days after such exercise of the option, to extend the Term by exercising any available Renewal Option in accordance with Section 3.4 and thereby prevent the
                                            -----------
effectiveness of Landlord's exercise of such Third Termination Option as to the specific damage in question (and without affecting either party's rights to subsequently exercise the Third Termination Option as to subsequent damage). If neither party timely exercises the Third

Termination Option by notice to the other, then Landlord shall repair the Premises, including all tenant improvements and Tenant Alterations, to the extent and subject to the limitations set forth in Section 12.1(c). Nothing in
                                                   ---------------
this Section 12.5 shall be construed to limit Tenant's right to the applicable
     ------------
rent abatement pursuant to Section 12.3. If either party timely exercises the
                           ------------
Third Termination Option, this Lease shall terminate as of the Effective Date.

         11.6 Agreement Governs. The provisions of this Lease, including this
              -----------------
Article 12, constitute an express agreement between Landlord and Tenant with
----------
respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Project and no statute or regulation which is inconsistent with this Article 12, now or hereafter in
                                           ----------
effect, including without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, shall have any application to this Lease with respect to any damage or destruction to all or any part of the Premises, the Building or any other portion of the Project.

12.      Eminent Domain.
         --------------

         12.1     Taking.
                  ------

                  (a) In case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy of the remainder of the Premises not so taken, shall be taken by any lawful power or authority by exercise of the right of eminent domain, or sold to prevent such taking, within sixty (60) days of receipt of notice of such taking, either Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to said authority. If such portion of the Building or the Project is so taken or sold so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, or which renders the Building or the Project economically unviable for its use as presently intended, or requires cancellation of substantially all tenant leases in the Building, this Lease may be terminated by Landlord, as of the date of the vesting of title under such taking or sale, by written notice to Tenant within sixty (60) days following notice to Landlord of the date on which said vesting will occur. Except as provided herein, Tenant shall not because of such taking assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event that the amount of property or the type of estate taken shall not substantially interfere with Tenant's use of the Premises, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant. Subject to Section 13.2, in the event of a taking of a
                               ------------
portion of the Premises which does not result in the termination of this Lease, Landlord shall promptly proceed to restore the Premises substantially to their condition prior to such taking, and the Rent shall be abated in proportion to
the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration (including the restoration of tenant improvements to the extent that funds are available from the condemning authority or Tenant) in accordance with Section 12.3. For purposes of
                                                   ------------
this Section 13.1, the Premises shall be deemed to have been restored to
     ------------
substantially their condition prior to such partial taking when Landlord has repaired or restored the Premises to substantially the same (or better) condition as the Premises were in immediately prior to such casualty, and Landlord has given Tenant sufficient time (but in no event more than two (2) weeks) and access to reinstall and reconnect Tenant's personal property, furniture, fixtures and equipment in the Premises. Notwithstanding the foregoing, during any rent abatement under this Lease, Tenant shall continue to be obligated to pay Landlord Additional Rent (including, without limitation, Additional Rent under Article 5) for all services and utilities provided to and used by Tenant during the period of the rent abatement. Nothing contained in this Article 13 shall be deemed to give Landlord any interest in, or prevent
     ----------
Tenant from seeking any award against the taking authority for, the taking of personal property, tenant improvements and Tenant Alterations and FF&E belonging to Tenant or for relocation or business interruption expenses recoverable from the taking authority.

                  (b) If this Lease is terminated as to all or any portion of the Premises pursuant to this Section 13.1, the award (including but not limited
                              ------------
to compensation, damages and interest) shall be divided between Landlord and Tenant so that Tenant shall receive from the award:

                           (1       the amount, if any, awarded for Tenant's
FF&E, personal property and Tenant's interest in tenant improvements and Tenant Alterations which have been taken; plus

                           (2       the amount, if any, awarded for Tenant's
relocation or business interruption expenses. Landlord shall receive the remaining balance of the award.

                  (c) If less than all the Premises is taken and this entire Lease is not terminated pursuant to this Section 13.1, the award (including but
                                         ------------
not limited to compensation, damage and interest) shall be divided between Landlord and Tenant in the same proportions as provided above for an entire taking. In addition to the reduction in rent provided for in Section 13.1(a),
                                                             ---------------
the rent for the remainder of the Premises shall be abated in proportion to the portion of the Premises rendered untenantable and actually unused by Tenant during the period for any restoration.

         12.2 Temporary Taking. If all or any portion of the Premises are
              ----------------
condemned or otherwise taken for public or quasi-public use for a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform all of the terms, conditions and covenants of this Lease, including without limitation, the payment of rent and all other amounts required hereunder. Tenant shall be entitled to receive the entire award made in connection with any temporary condemnation or other taking attributable to any period within the Term. Landlord shall be entitled to the entire award for any such temporary condemnation or other taking which relates to a period after the expiration of the Term or which is allocable to the cost of restoration of the Premises. Any portion of such award relating to any period during an unexercised Renewal Term shall be held in escrow until the earlier of
(i) the date on which Tenant exercises the Renewal Option (in which case such portion of the award shall be paid to Tenant); or (ii) the date on which the Renewal Option expires (in which case such portion of the award shall be paid to Landlord). If any such temporary condemnation or other taking terminates prior to the expiration of the Term, Tenant shall restore the Premises as nearly as possible to the condition prior to the condemnation or other taking, at Tenant's sole cost and expense; provided that, Tenant shall receive the portion of the award attributable to such restoration.

         13.3 As of the date of this Lease, Landlord has no knowledge of any threatened, contemplated or pending special assessments or eminent domain proceedings that would affect the Premises or any part thereof in any way whatsoever.

13.      Assignment/Subleasing
         ---------------------

         13.1     Limitation.
                  ----------

                  (a) Tenant shall not directly or indirectly, voluntarily or involuntarily assign, mortgage or otherwise encumber all or any portion of its interest in this Lease or in the Premises (collectively, "Assignment") or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees, or sublet the Premises (collectively, "Sublease"), or any portion thereof, without obtaining the prior written consent of Landlord, which consent may be granted or withheld by Landlord in its sole and absolute discretion, and any such attempted assignment, subletting, mortgage or other encumbrance without such consent shall be null and void and of no effect.

                  (b) Notwithstanding the foregoing, provided that Tenant is not in material default hereunder, from and after the first anniversary of the Commencement Date, Tenant may assign this Lease or sublease the Premises (but in no event less than a full floor of the Premises), with the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed, provided that (i) in no event shall there be more than one tenant or occupant per floor and (ii) Tenant shall have no right to enter into any Assignment or Sublease for any floor of the Premises which relates to less than the entirety of such floor.

         13.2 Notice of Intent to Assign or Sublet. If Tenant desires at any
              ------------------------------------
time to enter into an Assignment or to Sublease the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the proposed effective date of the Assignment or Sublease, which shall be not less than thirty (30) days after nor more than one hundred eighty (180) days after the date of the delivery of such notice; (ii) the name of the proposed assignee, subtenant, transferee or occupant ("Transferee"); (iii) the nature of the proposed Transferee's business to be carried on in the Premises; (iv) the material terms and provisions of the proposed Sublease or Assignment; and (v) such financial information as Landlord may reasonably request concerning the proposed Transferee (collectively, the "Transfer Notice").

         13.3 Landlord's Options. At any time within twenty (20) days after
              ------------------
Landlord's receipt of all of the information required in the Transfer Notice, Landlord may by written notice to Tenant elect to (a) approve the proposed sublease or assignment or (b) reasonably disapprove the proposed sublease or assignment, in which event the notice shall state the reasons for such disapproval. In the event Landlord wrongfully withholds consent to a proposed Assignment or Sublease, Tenant's remedy shall be limited to (i) injunctive relief or (ii) an action to recover the actual damages incurred by Tenant in connection with such withholding of consent, provided that Tenant shall be affirmatively obligated to mitigate its damages (including without limitation by continuing to seek an acceptable Transferee).

         13.4 Conditions for Landlord's Consent to Subleases.
              ----------------------------------------------

                  (a) If Landlord is required pursuant to Section 14.1(b) above
                                                          ---------------
not to unreasonably withhold or delay its consent to any proposed Assignment or Sublease, without limitation as to the other reasonable grounds for withholding consent, Landlord's refusal to consent to any such proposed Assignment or Sublease shall be deemed reasonable under this Lease and applicable law if:

                           (1)      The Transferee, in Landlord's reasonable
opinion, is not a tenant which would be located in a first-class office building project, or is of a character or reputation or engaged in a business which is not consistent with the quality of the Project;

                           (2)      The purposes for which the Transferee
intends to use the Premises are, in Landlord's reasonable judgment, incompatible with the uses of a first-class office building project comparable to the Project;

                           (3)   In the reasonable judgment of Landlord, the
purpose for which the Transferee intends to use the Premises is in violation of the terms of any other lease in the Project of which Landlord has given Tenant written notice, or would give an occupant of the Project a right to cancel its lease or bring an action against Landlord;

                           (4)   The Transferee has been involved in bona
fide negotiations with Landlord within the preceding six (6) months for space in the Project which is comparable in size, lease term, and if relevant, contiguous to the existing Premises of the Transferee in the Building;

                           (5)   The effective rent for the Sublease is less
than the effective Fair Market Rental Rate in the sublease market (ignoring the parenthetical in the first sentence of Section 30.2 which excludes subleases, and considering exclusively subleases) with appropriate adjustments in the procedures for determining Fair Market Rental Rate in order to make such determination for sublease space) for comparable space in the Project at the time of such Sublease;

                           (6)   The portion of the Premises to be sublet is
not regular in shape with appropriate means of ingress and egress and suitable for normal renting purposes in conformity with all applicable building and safety codes;

                           (7)   The Transferee is either a government (or
subdivision or agency thereof) or an occupant of the Project;

                           (8)   The Transferee is engaged in the same or a
substantially similar business as that of Landlord or its affiliates or of another tenant in the Project; or

                           (9)   Tenant is in default under this Lease,
following receipt of notice and expiration of Tenant's cure rights pursuant to
Article 22.

                  (b) If Landlord consents to any Assignment or Sublease under this Section 14.4, Tenant may thereafter within one hundred twenty (120) days after Landlord's consent, but not later than the expiration of said one hundred twenty (120) days, enter into such Assignment or Sublease, upon substantially the same terms and conditions as are set forth in the applicable Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.2 above.

                  (c) As a condition to Landlord's consent to any Sublease, such Sublease shall provide that it is subject and subordinate to this Lease and to all Underlying Mortgages.

         13.5 Transfer Premium. If Landlord consents to an Assignment or
              ----------------
Sublease, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.5, as and when received by Tenant from
                             ------------
such

Transferee. "Transfer Premium" shall mean all rent, additional rent and other consideration payable by or on behalf of such Transferee, net of reasonable and reasonably documented subleasing costs actually incurred by Tenant, in excess of the rent and additional rent payable under this Lease by Tenant on a per rentable square foot basis. "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by the Transferee to Tenant in connection with such Assignment or Sublease, any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment or furniture transferred by Tenant in connection with such Assignment or Sublease.

         13.6 No Release of Tenant's Obligations. No Assignment or Sublease
              ----------------------------------
shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Assignment or Sublease. Consent to one Sublease or Assignment shall not be deemed to constitute consent to any subsequent Sublease or Assignment. Tenant agrees to promptly pay as Additional Rent Landlord's reasonable costs and attorneys' fees incurred in connection with the processing and documentation of any requested Assignment or Sublease whether or not Landlord consents to the Assignment or Sublease or the same is finally consummated.

         13.7 Transfer is Assignment. If Tenant is a corporation which under the
              ----------------------
then current guidelines published by the Commissioner of Corporations of the State of California is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or ownership interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an Assignment hereunder.

         13.8 Assumption of Obligations. Each Transferee shall assume all
              -------------------------
obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, and for the performance of all of the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease with respect to the portion of the Premises subject to the assignment or sublease. No Assignment shall be binding on Landlord unless the Transferee or Tenant shall deliver to Landlord a counterpart of the Assignment and, if so requested by Landlord, an instrument in recordable form which contains a covenant of assumption by the Transferee satisfactory in substance and form to Landlord consistent with the requirements of this Section 14.8, but the failure or refusal of the Transferee
                     ------------
to execute such instrument or assumption shall not release or discharge the Transferee from its liability as set forth above.

         13.9 Recapture Rights. Notwithstanding anything to the contrary
              ----------------
contained in this Article 14, Landlord shall have the option, by giving notice to Tenant within twenty (20) days after receipt of Tenant's notice of any proposed Assignment or Sublease, to recapture the portion of the Premises which is the subject of Tenant's notice. Such recapture notice shall cancel and terminate this Lease with respect to such portion of the Premises as of the date stated in Tenant's notice as of the effective date of the proposed Assignment or Sublease, unless Tenant revokes Tenant's notice of proposed Assignment or Sublease by notice to Landlord within ten (10) days after Landlord's notice of recapture.

                  14.10 Related Entities. Notwithstanding the provisions of this
                        ----------------
Article 14, Tenant, without the consent of Landlord, may assign or sublet all or any portion of this Lease to any "Related Entity" (as hereinafter defined), or to any corporation with which Tenant may merge or consolidate or which may acquire substantially all of the assets of Tenant. As used herein, the term "Related Entity" shall mean and refer to any parent, subsidiary or affiliate of Tenant which controls or is controlled by Tenant or by persons controlling or controlled by Tenant. For the purposes of this paragraph, control refers to the record and beneficial ownership of at least fifty-one percent (51%) of the voting interests of the entity in question.

                  14.11 Preapproved Sublease. Notwithstanding any other
                        --------------------
provision of this Article 14, Landlord acknowledges that Landlord approves of the sublease of approximately 10,000 square feet located on the first floor of the Premises to Pacific Capital Group, Inc.

14.      Landlord's Reserved Rights.
         --------------------------

         14.1 Right of Entry. Landlord and its agents and representatives shall
              --------------
have the right, at all reasonable times, but in such manner as to cause as little disturbance to Tenant as reasonably practicable, to enter the Premises for purposes of inspection, to post notices of non-responsibility, to protect the interest of Landlord in the Premises, to supply janitorial service and any other services to be provided by Landlord hereunder, to perform all required or permitted work therein, including the erection of scaffolding, props and other mechanical devices for the purpose of making alterations, repairs or additions to the Premises or the Building which are provided for in this Lease or required by Laws, provided that except in the case of emergencies or for janitorial services, Landlord's entry into the Premises shall either be following notice given at least one (1) business day in advance or be accompanied by one or more qualified representatives of Tenant (who Tenant shall make reasonably available for such purposes during Normal Working Hours). Locks to the Premises, including interior areas, shall be keyed consistent with the keying system for the Building. Tenant may designate certain areas within the Premises as "Secured Areas" for the purpose of securing certain valuable property or confidential information. Except in emergencies and to provide janitorial services (unless Tenant advises Landlord that it does not desire janitorial services for such Secured Areas), Landlord may not enter said Secured Areas unless Landlord provides Tenant at least five
(5) business days prior written notice of the date and time of such entry, and any such entry shall be subject to escort by a Tenant representative. Upon reasonable prior notice, Landlord and its agents and representatives shall also have the right, during normal business hours, to show the Premises to prospective tenants (during the last eighteen (18) months of the Term), lessors of superior leases, mortgagees, prospective mortgagees or prospective purchasers of the Building, subject to Landlord's obligation to cause as little disturbance to Tenant as reasonably practicable. No such reasonable entry shall be construed under any circumstances as a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant, and Tenant hereby waives any claim against Landlord or its agents or representatives for damages for any injury or inconvenience to or interference with, Tenant's business or quiet enjoyment of the Premises.

         14.2 Building and Common Areas. Provided Landlord does not unreasonably
              -------------------------
interfere with Tenant's use of the Premises and the Common Areas, Landlord may:
(a) install, repair, replace or relocate pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Premises or the rest of the Building; (b) repair, renovate, alter, expand or improve the Building; (c) make changes to the Common Areas, including without limitation, changes in the location, size, shape and number of street entrances, driveways, ramps, entrances, exits, parking spaces (subject to Section 6.1(f) above), parking areas, loading and unloading areas, halls, passages, stairways and other means of ingress and egress, and direction of traffic, landscaped areas and walkways; (d) close temporarily (and only so long as necessary) any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (e) designate other land outside the boundaries of the Building to be part of the Common Areas; (f) add additional buildings and improvements to the Common Areas, subject to the limitations in Section 15.5; (g) use the Common Areas while engaged in making
               ------------
additional improvements, repairs or alterations to the Building, or any portion thereof; and (h) do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Building and other portions of the Project as Landlord may deem appropriate.

         14.3 Intentionally Omitted.
              ---------------------

         14.4 Excavation. Landlord shall have the right to utilize the Land for
              ----------
purposes of excavation and shall have the right to authorize the use of, and grant licenses and easements over, the Land to owners of adjacent property or governmental authorities for excavation purposes. If an excavation is made upon any of the Land adjacent to the Building by Landlord or said owner of adjacent property, Tenant shall license and authorize Landlord or said owner to enter on to the Premises for the purpose of performing such work in connection with the excavation as may be necessary or prudent to preserve the Building and other portions of the Project from injury or damage. Except as specifically provided otherwise in this Lease, Tenant shall have no claim for damages or indemnity against Landlord or any right to abatement of rent in connection therewith, except to the extent Landlord acts unreasonably and unreasonably interferes with Tenant's use and occupancy of the Premises.

         14.5 Development of Other Improvements. Any other adjacent property
              ---------------------------------
which may be acquired by Landlord, or any portion thereof, may be developed by Landlord, or by any successor-in-interest to Landlord, or by any entity controlling, controlled by or under common control with Landlord, for office, retail and/or other purposes deemed appropriate in Landlord's discretion (individually or collectively, the "Other Improvements"). If the Other Improvements are owned by an entity other than Landlord, Landlord shall have the right, but not the obligation (unless Landlord is obligated to comply with zoning or other governmental requirements), to enter into an agreement with the owner of any or all of the Other Improvements to provide (a) for reciprocal rights of access, use and enjoyment of the Project and the Other Improvements (without unreasonably impairing Tenant's access to and use of the Common Areas in the Project), (b) for the common management, operation, maintenance, improvement and repair of all or any portion of the Project and all or any portion of the Other Improvements, or (c) for the allocation of all or any portion of the Operating Expenses, Real Property Taxes and Capital Improvement Amortization for the Project to the Other Improvements and the allocation of the Operating Expenses, Real Property Taxes and Capital Improvement Amortization for the Other Improvements to the Project in order to provide for the efficient management, operation, maintenance, improvement and repair of the Project and the Other Improvements provided that the total Operating Expenses, Real Property Taxes and Capital Improvement Amortization otherwise allocable to Tenant shall not be increased as a result of such allocation. Landlord agrees that it will use reasonable efforts to cause the Other Improvements to be taxed and assessed separately from the Project for Real Property Taxes. If the Other Improvements and the Project are taxed together, Landlord shall allocate the Real Property Taxes between the Project and the Other Improvements in order to equitably allocate such Taxes between the Project and the Other Improvements.

         14.6 Incorporation of Other Improvements. In the event Landlord (a) is
              -----------------------------------
the owner of any or all of the Other Improvements and the property on which they are located, or (b) conveys the Project to the owner of the Other Improvements or to any other person or entity which will become the owner of both the Project and the Other Improvements, Landlord, or its successors or assigns, shall have the right, but not the obligation (unless Landlord is obligated to comply with zoning or other governmental requirements), to incorporate the Other Improvements into the

Project and to provide for the common management, operation, maintenance and repair of the Project and the Other Improvements provided that such incorporation of the Other Improvements shall not increase the total Operating Expenses, Real Property Taxes and Capital Improvement Amortization otherwise allocable to Tenant under this Lease or unreasonably impair Tenant's access to and use of the Common Areas of the Project as they existed prior to such incorporation into the Project. In the event the Other Improvements are so incorporated into the Project, all references to the Project contained in this Lease shall be deemed and construed to include the Other Improvements. Landlord agrees that it will use reasonable efforts to cause the Other Improvements to be taxed and assessed separately from the Project for Real Property Taxes. If the Other Improvements and the Project are taxed together, Landlord shall allocate the Real Property Taxes between the Project and the Other Improvements in order to equitably allocate such Taxes between the Project and Other Improvements. Nothing contained in this Article 15 shall be deemed or construed to limit or
                          ----------
otherwise affect Landlord's right to sell the Project or any other rights described in this Lease.

15.      Indemnification and Limitation on Liability.
         -------------------------------------------

         15.1 Indemnity of Landlord. Tenant shall be liable for, and shall
              ---------------------
indemnify, protect, defend and hold harmless Landlord and Landlord's partners, officers, directors, agents, successors and assigns (collectively, "Landlord Indemnified Parties"), from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities and expenses, including reasonable attorneys' fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (i) any act or omission of Tenant or any of Tenant's agents, employees, contractors, subtenants, assignees, licensees or invitees (acting within the scope of their relationship with Tenant) (collectively, "Tenant Parties"); (ii) the use of the Premises and Common Areas and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, permitted or suffered by Tenant or any Tenant Parties (acting within the scope of their relationship with Tenant), in or about the Premises, the Building or elsewhere within the Project; and/or (iii) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease; exclusive of any Indemnified Claims (A) arising out of or in connection with the negligence or willful misconduct by Landlord or its employees, contractors, or agents (acting within the scope of their relationship with Landlord), or breach by Landlord under any agreement between Landlord and a third party; or (B) extending to any such damage or injury which is covered by any insurance maintained by Landlord or any Landlord Indemnified Parties (or which would have been covered had Landlord obtained the insurance required under the provisions of this Lease) (collectively, "Landlord-Related Claims"). In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord, which approval Landlord shall not unreasonably withhold. Landlord shall indemnify, defend and hold Tenant harmless from and against any and all Landlord-Related Claims. In case any action or proceeding is brought against Tenant by reason of any such Landlord-Related Claims, Landlord, upon notice from Tenant, shall defend the same at Landlord's expense by counsel approved in writing by Tenant, which approval Tenant shall not unreasonably withhold.

         15.2 Tenant's Assumption of Risk and Waiver. Except to the extent
              --------------------------------------
specifically included in Landlord's indemnification obligations set forth in
Section 16.1 above, Tenant, as a material part of the consideration to Landlord,
------------
hereby agrees that neither Landlord nor any Landlord Indemnified Parties shall be liable to Tenant for, and Tenant expressly assumes the risk of and waives any and all claims it may have against Landlord or any Landlord Indemnified Parties with respect to, any and all damage to property or injury to persons in, upon or about the Premises, the Building of the Project resulting from any act or omission of Landlord or of any Landlord Indemnified Party (whether or not negligent) or from any other cause whatsoever, including without limitation, (i) any such damage caused by other tenants or persons in or about the Building or the Project, or caused by quasi-public work, (ii) any damage to property entrusted to employees of the Building, (iii) any loss of or damage to property by theft or otherwise, or (iv) any injury or damage to persons or property resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or any other portion of the Project or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness, or any other cause whatsoever. Notwithstanding anything to the contrary contained in this Lease, neither Landlord nor any Landlord Indemnified Parties shall be liable for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any Tenant Parties or for interference with light or other incorporeal hereditaments. Tenant shall use its best efforts to give prompt notice to Landlord in case of fire or accidents in the Premises, or of defects therein or in the fixtures or equipment therein.

         15.3 Survival; No Release of Insurers. Tenant's and Landlord's
              --------------------------------
indemnification obligations under Section 16.1, respectively, shall survive the
                                  ------------
expiration or earlier termination of this Lease. Tenant's covenants, agreements and indemnification in Section 16.1, and Landlord's indemnification in Section
                       ------------                                    -------
16.1, are not intended to and shall not relieve any insurance carrier of its
----
obligations under policies required to be carried by Landlord or Tenant, respectively, pursuant to the provisions of this Lease.

16.      Definitions of Landlord.
         -----------------------

         The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided, however, that within thirty
(30) days of any such transfer, assignment or conveyance, Landlord shall notify Tenant of same in writing, including the names, addresses and telephone numbers of such successors and Landlord shall be relieved of any obligation in connection with the return of the Security Deposit upon the unconditional written assumption of such obligation by the Landlord's successor for the benefit of Tenant and the delivery to Tenant of a notice by Landlord in accordance with California Civil Code Section 1950.7. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

17.      Subordination.
         -------------

         17.1 Subordination. This Lease shall not be subordinate to any
              -------------
mortgage, trust deed, ground lease or other encumbrance which may hereafter be executed affecting the Land, the Building and/or the Project but shall be subordinate to the existing deed of trust in favor of The Union Labor Life Insurance Company ("Ullico") (the existing deed of trust together with all future deeds of trust, mortgages, ground leases or other encumbrances are referred to collectively as the "Underlying Mortgage"). Notwithstanding the preceding sentence, this Lease shall be subordinate to the liens of any future Underlying Mortgages in the event such subordination is required by the holder of any such Underlying Mortgage, provided that any such subordination shall be subject to the execution by such holder of a commercially reasonable non-disturbance and attornment agreement ("Non-Disturbance Agreement") in a commercially reasonable form. Landlord shall also cause Ullico to execute and deliver to Tenant a Non-Disturbance Agreement substantially in the form of "G" concurrently with the execution and delivery of this Lease by Landlord.

         17.2 Attornment. If Landlord's interest in the Land, the Building or
              ----------
the Project is sold or conveyed upon the exercise of any remedy provided for in any Underlying Mortgage, or otherwise by operation of law, this Lease will not be affected, subject to and in accordance with the applicable Non-Disturbance Agreement, and Tenant will attorn to and recognize the new owner as Tenant's Landlord under this Lease, subject to and in accordance with the applicable Non-Disturbance Agreement. Tenant will confirm such attornment in writing within twenty (20) days after request (Tenant's failure to do so will constitute a default under this Lease).

         17.3 Notice from Tenant. Tenant shall give written notice to the holder
              ------------------
of any Underlying Mortgage whose name and address have been previously furnished to Tenant, together with a request that such holder receive copies of such notices, of any act or omission by Landlord which Tenant asserts as giving Tenant the right to terminate this Lease or to claim a partial or total eviction or any other right or remedy under this Lease or provided by law (including without limitation any notice of default pursuant to Section 22.6 hereof). Tenant further agrees that the holder of any Underlying Mortgage shall have the right to cure any default by Landlord on the same terms and conditions set forth in Section 22.6, with such holder's cure period running the date of receipt of written notice by such holder.

18.      Estoppel Certificates.
         ---------------------

         Each party ("Certifying Party") shall, at any time and from time to time upon not less than twenty (20) days prior notice by the other party ("Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing, certifying (a) the Commencement Date of this Lease, (b) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified and stating such modifications), (c) the dates to which the Basic Rent, Additional Rent and other charges have been paid in advance, if any, (d) whether or not to the best knowledge of the Certifying Party, the Requesting Party is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the Certifying Party may have knowledge, (e) the balance of the Security Deposit (including any accrued interest thereon) and (f) any other information which reasonably may be requested by the Requesting Party or the beneficiary under any Underlying Mortgage. Any such statement delivered pursuant to this Article 19 may be relied
                                                        ----------
upon by any prospective purchaser of the fee of the Building, the Project or the Land or any mortgage or any mortgagee, ground lessor or other like encumbrancer thereof or any assignee of any such encumbrancer of the Land, the Building or the Project or any proposed assignee, sublessee or lender of Tenant. If such statement is not delivered with twenty (20) days, the requesting party shall give the other party an additional written request for such statement. If such statement is not delivered within an additional ten (10) day cure period, then the information contained in the requested statement shall be conclusively deemed to be true and may be relied upon as such by the requesting party. In the event that in any calendar year either party requests more than two (2) estoppel certificates from the other party, in connection with the third and each subsequent estoppel certificate, the requesting party shall pay the other party a fee equal to Five Hundred Dollars ($500.00) to compensate such party for its costs.

19.      Surrender of Premises and Removal of Property.
         ---------------------------------------------

         19.1 No Merger. The voluntary or other surrender of this Lease by
              ---------
Tenant, a mutual cancellation or a termination hereof, shall not constitute a merger, and shall, at the option of Landlord, terminate all or any exiting subleases or shall operate as an assignment to Landlord of any or all subleases affecting the Premises.

         19.2 Surrender of Premises. Upon the expiration of the Term, or upon
              ---------------------
any earlier termination hereof, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the Premises are now or hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises, all debris and rubbish, all FF&E, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises (including without limitation any equipment for Tenant's network operating center, if any), and all similar articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to Landlord, and Tenant shall repair all damage (other than reasonable wear and tear) to the Premises or the Project resulting from such removal.

         19.3 Disposal of Property. In the event of the expiration of this Lease
              --------------------
or other re-entry of the Premises by Landlord as provided in this Lease, any personal property of Tenant not removed by Tenant upon the expiration of the Term of this Lease, or within seven (7) days after a termination by reason of Tenant's default, shall be considered abandoned and Landlord may remove any or all of such property and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account of, and at the expense and risk of, Tenant. If Tenant shall fail to pay the costs of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such places as Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant. In the event of such sale, Landlord shall apply the proceeds thereof, first, to the cost and expense of sale, including reasonable attorneys' fees; second, to the repayment of the cost of removal and storage; third, to the repayment of any other sums which may then or thereafter be due to Landlord from Tenant under any of the terms of this Lease; and fourth, the balance, if any, to Tenant.

         19.4 Fixtures and Improvements. All FF&E, alterations, additions,
              -------------------------
improvements and/or appurtenances attached to or built into the Premises (excluding trade fixtures, such as audio-visual equipment and theatrical equipment, and any equipment for Tenant's network operating center, if any) prior to or during the Term hereof, whether by Landlord at its expense or at the expense of Tenant, or both, as further described in Section 8.2, shall be and remain
                                            -----------
part of the Premises and shall not be removed by Tenant at the end of the term of this Lease unless such removal is required by Landlord or permitted pursuant to the provisions of Article 8.
                     ---------

20.      Holding Over.
         ------------

         In the event Tenant holds over after the expiration of the Term, with the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and not a renewal hereof or an extension for any further term, and such month-to-month tenancy shall be subject to each and every term, covenant and agreement contained herein; provided, however, that Tenant shall pay as Basic Rent during any holding over period, an amount equal to one hundred fifty percent (150%) of the rent for the Premises in effect on the last day of the Term. Nothing in this Article 21 shall be construed as a consent by Landlord
                          ----------
to any holding over by Tenant and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises upon the expiration of the Term or upon the earlier termination hereof and to assert any remedy at law or in equity to evict Tenant and/or collect damages in connection with such holding over.

21.      Defaults and Remedies.
         ---------------------

         21.1     Defaults by Tenant.  The occurrence of any of the following
                  ------------------
shall constitute a default under this Lease by Tenant:

                  (a) The failure by Tenant to pay the rent or make any other payment required to be made by Tenant under this Lease and the exhibits hereto as and when due where such failure continues for ten (10) days after written notice thereof by Landlord to Tenant; provided, however, that such notice shall be in lieu of and not in addition to any notice required under Section 1161 of the California Code of Civil Procedure.

                  (b) The abandonment of the Premises by Tenant in accordance with California Civil Code '1951.3. Further, if Tenant (i) vacates the Premises,
(ii) is not actively marketing the Premises for a Sublease, (iii) is not holding such space for its own use, and Landlord requests Tenant to execute an agreement terminating this Lease ("Lease Termination Agreement"), Tenant shall execute the Lease Termination Agreement and this Lease shall thereupon terminate. If Tenant fails to execute the Lease Termination Agreement within ten (10) days after Landlord's request to do so, which request references this Section 22.1(b),
                                                           ---------------
Tenant shall be in default under this Lease.

                  (c) The failure by Tenant to observe or perform the provisions of Article 2 where such failure continues and is not remedied within three (3)
   ---------
business days after notice thereof from Landlord to Tenant; provided, however that such notice shall be in lieu of and not in addition to any notice required under Section 1161 of the California Code of Civil Procedure; provided, however, if Tenant cannot remedy such failure by cessation of its own action within such time period or if Tenant's violation of Article 2 does not cause
                                                    ---------
loss or injury to Landlord or the Building or Project, Tenant shall not be in default if Tenant commences to cure such failure within such period and thereafter diligently prosecutes the same to completion. Notwithstanding the foregoing, Landlord shall have the absolute right, but not the obligation, to cure such failure on Tenant's behalf. If Landlord exercises its right to cure any such failure on Tenant's behalf, Landlord shall notify Tenant of Landlord's reasonable estimate of the cost to effect such cure and Tenant shall promptly deposit such sum with Landlord within five (5) business days after receipt of Landlord's estimate. If Tenant (i) timely deposits the estimated cost of cure with Landlord, and (ii) within five (5) business days after receipt of an invoice for the actual cost of cure, reimburses Landlord for such actual costs to the extent that they exceed the estimated costs previously paid to Landlord by Tenant, Landlord shall not be entitled to exercise its right to terminate this Lease pursuant to Section 22.2(a) as a result of Tenant's failure under this Section 22.1(c), without limiting any other rights which Landlord may have
     ---------------
under this Lease or at law or in equity as a result of such failure.

                  (d) The failure by Tenant to observe or perform the provisions of Article 8 where such failure continues and is not remedied within three (3)
   ---------
business days after notice thereof from Landlord to Tenant; provided, however, that such notice shall be in lieu of and not in addition to any notice required under Section 1161 of the California Code of Civil Procedure. If such failure cannot reasonably be cured within such three (3) business day period, Landlord shall not be entitled to exercise its right to terminate this Lease under
Section 22.2(a) if within three (3) business days after notice from Landlord,
---------------
Tenant ceases all work on the Tenant Alterations and immediately commences repairing any damages and diligently prosecutes such repairs to completion provided Tenant does not commence any further work on the Tenant Alterations until Landlord has fully approved the same in writing. If the nature of such failure under this Section 22.1(d) is such that it adversely affects the
                   ---------------
Building Systems, Service Facilities, access to or safety of any premises in the Building or the quiet enjoyment of any other tenant in the Building, then Landlord shall have the absolute right, but not the obligation, to cure such failure on Tenant's behalf. If Landlord exercises its right to cure any such failure on Tenant's behalf, Landlord shall notify Tenant of Landlord's reasonable estimate of the cost to effect such cure and Tenant shall promptly deposit such sum with Landlord within forty-eight (48) hours after receipt of Landlord's estimate. If Tenant (x) timely deposits the estimated cost of cure with Landlord, and (y) within three (3) business days after receipt of an invoice for the actual cost of cure reimburses Landlord for such actual costs to the extent that they exceed the estimated costs previously paid to Landlord by Tenant, Landlord shall not be entitled to exercise its right to terminate this Lease pursuant to this Section 22.1(d), without limiting any other rights which
                       ---------------
Landlord may
have under this Lease or at law or in equity as a result of such failure.

                  (e) The failure by Tenant to observe or perform any other provision of this Lease and the exhibits hereto, including the Rules and Regulations and Parking Garage Rules and Regulations referred to in Article 28, to be observed or performed by Tenant, where such failure continues for thirty
(30) days after notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion. Such thirty (30) day notice shall be in lieu of and not in addition to any notice required under Section 1161 of the California Code of Civil Procedure.

                  (f) Any action taken by or against Tenant pursuant to any statute pertaining to bankruptcy or insolvency or the reorganization of Tenant (but, in the case of a petition filed against Tenant only if Tenant is adjudicated to be bankrupt); the making by Tenant of any general assignment for the benefit of creditors; the appointment of a trustee or receiver to take possession of all or any portion of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within ninety (90) days; or the attachment, execution, or other judicial seizure of all or any portion of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within ninety (90) days.

                  (g) Tenant's failure to vacate and surrender the Premises as required by this Lease upon the expiration of the Term or termination of this Lease.

         21.2     Landlord's Remedies.
                  -------------------

                  (a) In the event of any such default by Tenant, then, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving Tenant five (5) days' written notice of such election to terminate. In the event Landlord shall elect to so terminate this Lease, Landlord may recover from Tenant:

                           (i)   the worth at the time of award of any unpaid
rent which has been earned at the time of such termination; plus

                           (ii)  the worth at the time of award of any amount by
which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (iii) the worth at the time of award of the amount by
which the unpaid rent for the balance of the term after the time of the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                           (iv)  any  other  amount   necessary  to   compensate
Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                           (v)   at Landlord's election, such other amounts in
addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

                  (b) All "rent" (as defined in Section 4.1) shall be computed
                                                -----------
on the basis of the monthly amounts thereof payable on the date of Tenant's default, as the same are to be adjusted thereafter as contemplated by this Lease. As used in Paragraphs 22.2(a)(i) and (ii), the "worth at the time of
                  ------------------------------
award" is computed by allowing interest in the per annum amount equal to the prime rate of interest or other equivalent reference rate from time to time announced by the Bank of America National Trust and Savings Association (the "Reference Rate") plus two percent (2%), but in no event in excess of the maximum interest rate permitted by law. As used in Paragraph 22.2(a)(iii) above,
                                                   ----------------------
the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                  (c) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property therefrom by summary proceedings or otherwise; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

                  (d) In the event of the abandonment of the Premises by Tenant, a vacation of the Premises and subsequent refusal or failure to execute a Lease Termination Agreement if required in Section 22.1(b), or in the event that
                                     ---------------
Landlord elects to re-enter as provided in Paragraph (c) above or takes
                                           -------------
possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, and, in any event, if Landlord does not elect to terminate this Lease, then Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for such term or terms and at such rent and upon such other terms and conditions as Landlord, in its reasonable discretion, may deem advisable, with the right to make alterations and repairs to the Premises.

                  (e) If Landlord elects to so relet as provided in Paragraph
                                                                    ---------
(d) above, then rentals received by Landlord from such reletting shall be
---
applied: First, to the payment of any
indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting (including, but not limited to, leasing commissions, tenant improvement costs, and rent concessions such as free rent); third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the remainder, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

                  (f) If Landlord elects to terminate this Lease as a result of Tenant's default, on the expiration of the time stated in Landlord's notice to Tenant given under Paragraph 22.2(a) above, this Lease and the Term hereof, as
                   -----------------
well as all of the right, title and interest of Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein specified for expiration of the term of this Lease. Thereupon, Tenant shall immediately quit and surrender to Landlord the Premises, and Landlord may enter into and repossess the Premises by summary proceedings, detainer, ejectment or otherwise, and remove all occupants thereof and, at Landlord's option, any property thereon without being liable for any damages therefor.

         21.3 Re-Entry Not Termination. No re-entry or taking possession of the
              ------------------------
Premises by Landlord pursuant to this Article 22 shall be construed as an
                                      ----------
election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default of Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

         21.4 Right of Landlord to Injunction; Cumulative Remedies. In the event
              ----------------------------------------------------
of a breach by Tenant of any of the agreements, conditions, covenants or terms hereof, Landlord shall have the right of injunction to restrain the same and the right to invoke any remedy allowed by law or in equity whether or not other remedies, indemnity or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.

         21.5 Definition of Tenant. As used in this Article 22 and in Article
              --------------------                  ----------        -------
24, the term "Tenant" shall be deemed to include all persons or entities named
--
as Tenant under this Lease, or each and every one of them, jointly and severally. If any of the obligations of Tenant hereunder is guaranteed by another person or entity, the term "Tenant" shall be deemed to include all of such guarantors and any one or more of such guarantors. If this Lease has been assigned, the term "Tenant," as used in this Article 22 and in Article 23 shall
                                             ----------        ----------
be deemed to include both the assignee and the assignor.

         21.6 Defaults by Landlord. Landlord shall be in default in the
              --------------------
performance of any material obligation required to be performed by Landlord under this Lease if Landlord has failed to perform such material obligation, subject to force majeure events, within thirty (30) days after the receipt of
           ----- -------
notice thereof from Tenant (or, in the case of a failure by Landlord to provide the services described in Article 7, within fifteen (15) days after the receipt
                          ---------
of the notice thereof from Tenant); provided, however that if the nature of such material default is such that the same cannot reasonably be cured within such thirty (30) day period (or 15 day period, as the case may be), Landlord shall not be deemed to be in default if Landlord shall within such period commence such cure and thereafter diligently prosecute the same to completion. Upon any such material default by Landlord ("Landlord Default"), Tenant may exercise any of its rights provided at law or in equity (including without limitation any right to terminate this Lease) but nothing herein shall be deemed to give Tenant the right to offset against rent or other sums due pursuant to this Lease, except as otherwise expressly set forth herein.

22.      Bankruptcy.
         ----------

         If, at any time prior to the Commencement Date, any action is taken by or against Tenant (and not dismissed within ninety (90) days) in any court pursuant to any statute pertaining to bankruptcy or insolvency or the reorganization of Tenant, Tenant makes any general assignment for the benefit of creditors, a trustee or receiver is appointed to take possession of substantially all of Tenant's assets or of Tenant's interest in this Lease, or there is an attachment (not dismissed within sixty (60) days), execution or other judicial seizure of substantially all of Tenant's assets or of Tenant's interest in this Lease, then this Lease shall ipso facto be canceled and
                                              ---- -----
terminated and of no further force or effect. In such event, neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of any order of any court shall be entitled to possession of the Premises or any interest in this Lease and Landlord shall, in addition to any other rights and remedies under this Lease, be entitled to retain any rent, Security Deposit or other monies received by Landlord from Tenant as liquidated damages.

23.      Interest on Tenant's Obligations; Late Charges.
         ----------------------------------------------

         23.1 Interest. Any amount due from Tenant to Landlord which is not paid
              --------
when due shall bear interest at the lesser of two percent (2%) in excess of the Reference Rate or the maximum rate per annum which Landlord is permitted by law to charge, from the day after the date such payment is due until paid, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         23.2 Late Charge. In the event Tenant is more than five (5) days late
              -----------
in paying any amount of rent due under this Lease, Tenant shall pay Landlord a late charge equal to three percent (3%)of each delinquent amount of rent and any subsequent delinquent amount of rent; provided, however, that such late charge shall not be payable with respect to the first two (2) late payments of rent in each of the first two (2) Lease Years of the Term unless Tenant fails to pay the delinquent amount of rent within five (5) days after notice of such delinquency by Landlord. Notwithstanding the previous sentence, no late charge shall be payable by Tenant with respect to any delinquent payment of rent which is late as a result of Landlord's failure to notify Tenant of a new address for the payment of rent at least five (5) days prior to the date on which such payment of rent was due. The parties agree that the amount of the late charge set forth in the first sentence of this Section 24.2 represents a reasonable estimate of
                              ------------
the cost and expense that would be incurred by Landlord in processing each delinquent payment of rent by Tenant and that such late charge shall be paid to Landlord as liquidated damages for each delinquent payment pursuant to Section 1671 of the California Civil Code, but the payment of such late charge shall not excuse or cure any default by Tenant under this Lease. The parties further agree that the payment of late charges and the payment of interest provided for in
Section 24.1 are distinct and separate from one another in that the payment of
------------
interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of a late charge is to compensate Landlord for the additional administrative expense incurred by Landlord in handling and processing delinquent payments, but excluding attorneys' fees and costs incurred with respect to such delinquent payments.

24.      Quiet Enjoyment.
         ---------------

         Tenant, upon the paying of all rent hereunder and performing each of the covenants, agreements and conditions of this Lease required to be performed by Tenant, shall lawfully and quietly hold, occupy and enjoy the Premises during the Term without hindrance or molestation of anyone lawfully claiming by, through or under Landlord, subject, however, to the provisions of this Lease and subject to any Underlying Mortgage (to the extent this Lease is subordinate thereto, and subject to the terms of any non-disturbance agreement by the holder of such Underlying Mortgage in favor of Tenant).

25.      Rentable Area.
         -------------

         25.1 Computation of Rentable Area. For all purposes under this Lease,
              ----------------------------
the Rentable Area of the Project or any portion thereof (including without limitation the Premises) shall be determined by Landlord in accordance with the standard method for measuring floor area in office buildings established by the Building Owners and Managers Association in American National Standard ANSI Z65.1-1980 (reaffirmed 1996).

         25.2 Building Common Areas. All enclosed floor areas in the Building
              ---------------------
have been constructed for the benefit of Tenant and the other tenants in the Building. All tenants in the Building must equitably share the cost of those areas in the Building which contribute to the access, comfort, use and enjoyment of the premises of each tenant, and for that purpose, each tenant in the Building, including Tenant, shall bear its "proportionate share of the Building Common Areas," as defined herein. "Building Common Areas" is defined as the mechanical areas in the sub-basement and basement, fire response room, mechanical penthouse, telephone closets, electrical closets, common toilet areas throughout the Building (which are not part of the premises of any tenant), janitor's toilet area in the basement, elevator lobbies (which are not part of the premises of any tenant) and ground floor lobbies in the Building. Notwithstanding the foregoing, it is specifically agreed that the restrooms and corridor area on any multi-tenant floor shall not be part of the Building Common Areas and shall be allocated solely to the tenants on said multi-tenant floor. Tenant's "proportionate share of the Building Common Areas" shall be determined by multiplying the total square footage of the Building Common Areas by a fraction, the numerator of which is the number of square feet of Rentable Area in Tenant's Premises and the denominator of which is the total number of square feet of Rentable Area in the Building.

         25.3 Premises and Project Rentable Area. The total Rentable Area of the
              ----------------------------------
Premises is estimated to be 86,408 square feet. The total Rentable Area of office space in the Project is estimated to be 109,861 square feet. The final numbers shall be determined by Landlord's interior surveyors promptly following the Commencement Date, at which time Landlord shall provide written notice thereof to Tenant, accompanied by reasonable written back-up material. If Tenant objects to any aspect of such determination, Tenant must deliver written notice thereof with fifteen days following receipt of such notice, and any error shall be corrected as mutually agreed by the parties. The final amount of Rentable Area for the Premises shall be the "numerator" and the final amount of Rentable Area of office space in the Project shall be the "denominator" for purposes of
Section 5.1 above with respect to the determination of Tenant's pro rata share of Operating Expenses and Real Estate Taxes.

26.  Examination of Lease.
     --------------------

     The submission of this instrument for examination or signature by Tenant, Tenant's agents or attorneys, does not constitute a reservation of, or an option to lease, and this instrument shall not be effective or binding as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

27.      Rules and Regulations.
         ---------------------

         The Rules and Regulations for the Building and Project and the Parking Garage Rules and Regulations attached hereto as Exhibits "H" and "I",
                                                ------------     ---
respectively, are hereby incorporated herein and made a part of this Lease. Tenant agrees to abide by and comply with each and every one of said rules and regulations and any amendments, modifications and/or additions thereto as may hereafter be adopted by Landlord for the safety, care, security, good order and cleanliness of the Premises, the Building, the Parking Garage and the Project. Landlord shall use its reasonable best efforts to enforce the Rules and Regulations in a non-discriminatory manner; provided Landlord shall not be liable to Tenant for any violation of any of the said rules and regulations by any other tenant, contractor or invitee or for the failure of Landlord to enforce any of the Rules and Regulations. Notwithstanding anything above to the contrary, Landlord agrees that (i) the Rules and Regulations shall not be amended or modified in a way that unreasonably and adversely affects Tenant's commercially reasonable use of the Premises as a business office and (ii) that in the event of any inconsistency between the Rules and Regulations and a provision of this Lease, the provisions of this Lease shall control. Other rules and regulations promulgated by Landlord under this Lease and changes to the Rules and Regulations and the Parking Rules and Regulations shall be subject to the following (the "Rules Requirements"): (a) they shall be effective after twenty (20) days prior notice to Tenant, (b) they shall not discriminate against Tenant, and (c) they shall not unreasonably and adversely affect Tenant's use of the Premises.

28.      No Directory Board; Signage; Project Identity
         ---------------------------------------------

         28.1  Directory Board.  The Building shall not have a directory board.
               ---------------

         28.2  Signage; Project Identity. Tenant shall be permitted to install
               -------------------------
appropriate signage containing Tenant's name and/or logo on the wall immediately adjacent to entrance doors to the Premises within the floors of the Premises, and, provided that at all times Tenant leases all of the Rentable Area on individual floors of the Premises, on the walls of the elevator lobbies on each floor of the Premises leased solely by Tenant. Tenant shall also have the right to reasonable exterior identification signage at the entrance to the Building (with the exclusive right to have such identification signage on the exterior of the Building) and directional signage at the entrance to the Garage, to the parking levels in the Building and other entrances to the Project, but not the Project as a whole. Any such signage will be designed and constructed in a manner compatible with Building standard signage and graphics criteria and shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld or delayed. Tenant shall be solely responsible for obtaining any governmental permits and approvals required for any of Tenant's signage (including without limitation, approvals from the City of Beverly Hills). If, at any time, Tenant does not lease all of the Rentable Area on any floor of the Premises hereunder, Tenant's rights under this
Section 29.2 to install and maintain signage on the walls of the elevator
------------
lobbies within such floor shall thereupon terminate, and Tenant shall promptly remove all such signage and repair and restore the walls to their prior condition, at Tenant's expense. Similarly, if Tenant exercises its First Floor Cancellation Option pursuant to Section 3.5 above, Tenant shall share the signage described in the second sentence of this Section 29.2 (except for Tenant's identification signage at the entrance to the Building) with any subsequent first floor tenant of the Building on a reasonable basis taking into account the relative square footage leased by the parties. Landlord, at Landlord's sole and absolute discretion, may designate a name for the Project (the "Project Name"), which Project Name may be changed from time to time by Landlord. Tenant shall not have any intellectual property rights in or to the Project Name.

29.      Fair Market Rental Rate Arbitration; Definition.
         -----------------------------------------------

         29.1 Arbitration of Rate. If Tenant objects to the Fair Market Rental
              -------------------
Rate as defined in Section 30.2 determined by Landlord for the Renewal Term as
                   ------------
provided in Section 3.4(a)(3)(B), then the Fair Market Rental Rate shall be
            --------------------
determined pursuant to the following procedure. Within thirty (30) days after delivery of Tenant's Disputed Renewal Notice, Landlord and Tenant shall each, by written notice to the other, appoint an appraiser. If either party fails to appoint an appraiser within the required time period, then the appraiser appointed by the other party shall be the sole appraiser for the purpose of determining the Fair Market Rental Rate and shall deliver a written determination thereof within sixty (60) days. If both parties timely appoint appraisers, then within thirty days after the appointment of the second appraiser, the two appraisers shall mutually agree upon a third appraiser to participate in the determination of Fair Market Rental Rate. All appraisers appointed hereunder shall be members of the American Institute of Real Estate Appraisers (or any successor organization thereof) and shall have had at least five years of recent experience in appraising office space in the Beverly Hills market. If the two appraisers appointed by Landlord and Tenant fail to timely agree upon a third appraiser, then a petition may be made by either Landlord or Tenant to the presiding judge of the Superior Court for the County of Los Angeles for such selection. Within sixty (60) days after the appointment of the third appraiser, each appraiser shall deliver to both Landlord and Tenant a written appraisal setting forth his or her determination of the Fair Market Rental Rate. The average of the three appraisals shall be the final Fair Market Rental Rate.

Landlord and Tenant shall each separately bear the fees of the appraiser whom they appoint and shall divide equally the fees of the third appraiser.

         29.2 Fair Market Rental Rate. The phrase "Fair Market Rental Rate" as
              -----------------------
used in Sections 3.4 and 30.1 shall mean the fair market value annual rental
        ---------------------
rate for which Landlord, at or about the time that such Fair Market Rental Rate is deemed to take effect, has entered into a lease or leases (excluding any subleases by any tenant, including Tenant, in the Project) with a tenant or tenants for any general office use of comparable space in the Project (without extenuating circumstances, such as the fact that a tenant is exercising a renewal option), or if any such lease transaction is not available for purposes of comparison, which Landlord, or other landlords leasing space of comparable type, size, quality and floor height in the highest category of premiere, first-class office building projects comparably located would obtain from any prospective tenant for any general office use of such space. The Fair Market Rental Rate shall take into account the value of any rent or equivalent economic concessions ("Concessions") then usually and customarily given in connection with the leasing of such comparable space in the Building or the Project, as the case may be for a comparable lease term including, for illustrative purposes only and not necessarily for purposes of designating necessary Concessions to take into account unless such Concessions are then actually being given, such items as tenant improvements, tenant improvement allowances, free rent (including initial build-out periods granted to tenants without charge), a maximum or minimum amount limitation on the annual rent, and the level of any escalation base or "stop" for such comparable space, and saved brokerage commission obligations. The Fair Market Rental Rate shall also take into account the manner in which Rentable Area and Usable Area are computed and, to the extent applicable, that (i) a tenant may lease the Premises on an "as-is" basis without Landlord granting Concessions such as tenant improvement allowances;
(ii) the Premises, in their then existing condition, may be partially suitable to a tenant, without the necessity of additional improvements or the granting of any Concessions such as tenant improvement allowances; (iii) the Premises, in their then existing condition, may exceed the quality of available space in the marketplace for the operation of a tenant's business, and (iv) the improvements in the Premises, in their then existing condition, may need to be demolished and rebuilt to be suitable for use by a tenant. For purposes of this Section 30.2,
                                                                 ------------
on a renewal of the Term hereof, all of the Premises shall be deemed to be satisfactory to Tenant and suitable for the conduct of Tenant's business, except to the extent such space may need to be refurbished. Solely as an example to illustrate the operation of this Section 30.2, if comparable leases in the Building or in comparable buildings for similar space, lease space to a tenant for $50.00 annual gross rent per square foot of Rentable Area, with a $10.00 tax and operating expense base amount per square foot of Rentable Area, give four
(4) months free rent, a three (3) month build-out period prior to the occupancy of such space, and an allowance of $10.00 per square foot of Usable Area for tenant improvements, and require the landlord to take over the tenant's obligations under its former lease, the Fair Market Rental Rate shall not be $50.00 annual gross rent per square foot of Rentable Area only, but shall be a net effective rent which, after taking into account any of such Concessions to which Tenant is entitled under this Lease, shall account for the value of the $10.00 tax and operating expense base amount per square foot of Rentable Area, the four (4) months free rent, the three (3) month build-out period prior to the occupancy of such space, the allowance of $10.00 per square foot of Usable Area for tenant improvements and the lease takeover obligation (i.e., the actual cost to a landlord of assuming such lease takeover obligation, after taking into account any reduction in the obligation, such as rent received from subleasing such space).

30.      Covenant Against Liens.
         ----------------------

         Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Project or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Project, the Building or the Premises, or any portion thereof, with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises (including, without limitation, in connection with any Alterations) and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be released and removed of record, or bonded over, within ten (10) days. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed, or bonded over, within ten (10) days after notice of such lien is delivered by Landlord to Tenant, Landlord may, without waiving its rights and remedies based upon such breach by Tenant and without releasing Tenant from any of its obligations, immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant. Notwithstanding the foregoing, if Tenant has made payment to Landlord for the cost of any Tenant Alterations or portion thereof, and Landlord fails to forward such payment to a contractor or subcontractor, Landlord shall be solely responsible for a mechanics' lien filed as a result of such nonpayment.

31.      Consents; Good Faith.
         --------------------

         31.1 Consents. Any time this Lease requires a consent or approval of
              --------
Landlord or Tenant, such consent or approval shall not be unreasonably withheld or delayed; provided, however, that nothing in this Section 32.1 shall require
                                                    ------------
Landlord to consent to (i) any use of the Premises for purposes other than those described in Article 2, (ii) any Tenant Alterations which would adversely affect
             ---------
the Building Systems or Service Facilities, or unreasonably affect the exterior appearance of the Building, or (iii) any proposed assignment of or subletting under this Lease to which Landlord is not otherwise required to consent under
Article 14.
----------

         31.2 Good Faith. Whenever this Lease grants Landlord or Tenant a right
              ----------
to take action, exercise discretion, or make an allocation, judgment or other determination (collectively, an "Act"), Landlord or Tenant shall act reasonably and in good faith (meaning that no action will be taken which would materially contravene the reasonable expectations of a sophisticated landlord operating the highest category of premiere, first-class office building and a sophisticated tenant in the highest category of premiere, first-class office buildings concerning the benefits, rights and obligations under this Lease but not contravening the plain and clear intent of the specific language of this Lease governing the specific issue in question), provided, however, that:

                  (a) Wherever this Lease elsewhere provides another standard which specifically defines or limits Landlord's or Tenant's discretion with respect to any Act, such other standard and not this Section 32.2 shall then
                                                     ------------
control as to such Act;

                  (b) Except for an obligation to act in good faith, this
Section 32.2 shall not apply to (i) an election by Landlord to terminate the
------------
Lease under Sections 12.2, 12.3 or 13.1; or (ii) an election by Landlord under
            ---------------------------
Section 33.2 to cure any default of Tenant hereunder;
------------

                  (c) This Section 32.2 shall not apply to an Act taken by
                           ------------
Landlord pursuant to Article 22 of the Lease; and
                     ----------

                  (d) Nothing contained in this Section 32.2 shall be deemed to
                                                ------------
limit the discretion of Landlord or Tenant with respect to any matter (including, without limitation, a proposal to amend or otherwise modify the Lease) which is not otherwise within the contemplation of the Lease.

32.      General Provisions.
         ------------------

         32.1 No Waiver. The waiver by Landlord of any breach of any term,
              ---------
covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the Basic Rent and Additional Rent or other sum then due shall be deemed to be other than on account of the earliest installment of such rent or other amount due, nor shall any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy in this Lease provided.

         32.2 Landlord's Right to Perform. All covenants and agreements to be
              ---------------------------
performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole expense and without abatement of rent, except as otherwise expressly provided in this Lease. If Tenant shall fail to observe and perform any covenant, condition, provision or agreement contained in this Lease or shall fail to perform any other act required to be performed by Tenant, Landlord may, upon notice to Tenant, without obligation, and without waiving or releasing Tenant from any default or obligations of Tenant, make any such payment or perform any such obligation on Tenant's part to be performed. All sums so paid by Landlord and all costs incurred by Landlord, including attorneys' fees, together with interest thereon in a per annum amount equal to two percent (2%) in excess of the Reference Rate but not in excess of the maximum rate permitted by law, shall be payable to Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy hereunder) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of rent.

         32.3 Terms; Headings. The words "Landlord" and "Tenant" as used herein
              ---------------
shall include the plural, as well as the singular. The words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there is more than one tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The headings or titles of this Lease shall have no effect upon the construction or interpretation of any part hereof.

         32.4 Entire Agreement. This Lease, along with any exhibits referred to
              ----------------
herein and attached hereto and referenced herein, or other documents expressly incorporated by reference herein, constitute the entire and exclusive agreement between Landlord and Tenant with respect to the Premises and the estate and interest leased to Tenant hereunder. This Lease and said exhibits and other documents may be altered, amended, modified or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Premises are merged into and revoked by this instrument.

         32.5 Successors and Assigns. Subject to the provisions of Article 14
              ----------------------                               ----------
relating to Assignment and Sublease, this Lease is intended to and does bind the heirs, executors, administrators and assigns of any and all of the parties hereto.

         32.6 Notices. Any notice, consent, approval, request, demand and other
              -------
communication ("Notice") which Landlord or Tenant is required or desires to serve upon, or deliver to, the other shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or by personal delivery, to the appropriate address indicated below, or at such other place or places as either Landlord or Tenant may, from time to time, designate in a written notice given to the other. If the term "Tenant" in this Lease refers to more than one person or entity, Landlord shall be required to make service or delivery, as aforesaid, to any one of the said persons or entities only. Notices shall be deemed sufficiently served or given at the time of personal delivery or three (3) days after the date of mailing thereof; provided, however, that any notice of default to Tenant under Article 22 shall be
                                                    ----------
hand-delivered to the Premises (without affecting the required manner of delivery of any copy of any such notice of default). Any notice, request, communication or demand by Tenant to Landlord shall be addressed to Landlord at the Office of the Building with a copy to Mitchell Evall, Esq., Weissmann, Wolff, Bergman, Coleman & Silverman, LLP, 9665 Wilshire Boulevard, Suite 900, Beverly Hills, California 90212, and, if requested in writing by the Landlord, given or served simultaneously to the Landlord's mortgagee at the address specified in such request. Any notice, request, communication or demand by Landlord to Tenant shall be addressed to Tenant at the Premises, Attention:
General Counsel, with a copy to:

         Munger, Tolles & Olson, LLP
         355 South Grand Avenue, Thirty-Fifth Floor
         Los Angeles, California 90071-1560
         Attention: O'Malley Miller, Esq.

and a copy to Global Crossing Holdings, Ltd., at the Premises, Attention:
General Counsel. Rejection or other refusal to accept a Notice or the inability to deliver the same because of a changed address of which no Notice was given shall be deemed to be receipt of the Notice sent.

         32.7 Severability. If any term or provision of this Lease, the deletion
              ------------
of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held invalid or unenforceable to any extent, the remaining terms, conditions and covenants of this Lease shall not be affected thereby and each of said terms, covenants and conditions shall be valid and enforceable to the fullest extent permitted by law.

         32.8 Time of Essence. Time is of the essence of this Lease and each
              ---------------
provision hereof in which time of performance is established.

         32.9 Governing Law. This Lease shall be governed by, interpreted and
              -------------
construed in accordance with the laws of the State of California.

         32.10 Attorneys' Fees. If Landlord retains the services of attorneys
               ---------------
and successfully recovers possession of the Premises whether or not suit is filed, then all such reasonable costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord shall be paid by Tenant. If any action or proceeding (including any appeal thereof) is brought by Landlord or Tenant (whether or not such action is prosecuted to judgment) to enforce its respective rights under this Lease or to enforce a judgment ("Action"), (1) the unsuccessful party therein shall pay all costs incurred by the prevailing party therein, including reasonable attorneys' fees and costs to be fixed by the court, and (2) as a separate right, severable from any other rights set forth in this Lease, the prevailing party therein shall be entitled to recover its reasonable attorneys' fees and costs incurred in enforcing any judgment against the unsuccessful party therein, which right to recover post-judgment attorneys' fees and costs shall be included in any such judgment. The right to recover post-judgment attorneys' fees and costs shall (i) not be deemed waived if not included in any judgment, (ii) survive the final judgment in any Action, and
(iii) not be deemed merged into such judgment. The rights and obligations of the parties under this Section 33.10 shall survive the termination of this Lease.
                   -------------

         32.11 Light and Air. Any diminution or shutting off of light, air or
               -------------
view by any structure which may be erected on lands adjacent to the Building or any other portion of the Project shall in no manner affect this Lease or impose any liability whatsoever on Landlord.

         32.12 Execution by Corporation. The persons executing this Lease on
               ------------------------
behalf of Tenant represent and warrant to Landlord that they are duly authorized to execute and deliver this Lease on Tenant's behalf in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, and in accordance with the bylaws of Tenant, and that this Lease is binding upon Tenant in accordance with its terms. The persons executing this Lease on behalf of Landlord represent and warrant to Tenant that they are duly authorized to execute and deliver this Lease on behalf of Landlord and that this Lease is binding upon Landlord in accordance with its terms.

         32.13 Force Majeure. Neither Landlord nor Tenant shall be liable for
               -------------
any failure to comply or delay in complying with its obligations hereunder if such failure or delay is due to acts of God, inability to obtain labor, strikes, lockouts, lack of materials, governmental restrictions, enemy actions, civil commotion, riots, insurrection, war, fire, earthquake, unavoidable casualty or other similar causes beyond such party's reasonable control (all of which events are herein referred to as force majeure events). It is expressly agreed that
                          ----- -------
Landlord shall not be obliged to settle any strike to avoid a force majeure
                                                              ----- -------
event from continuing. Payment of money hereunder by one party to the other shall never be subject to force majeure conditions.
                          ----- -------

         32.14 Limitation on Liability. Tenant agrees that, in any action by
               -----------------------
Tenant arising out of or relating to the performance of this Lease, Tenant will proceed only against the interest of Landlord, or its successors and assigns, in the Project and not against any other assets of Landlord or against any partner in Landlord (or in any limited or general partnership to which Landlord may assign this Lease), or against any of such partner's directors, officers, employees, agents, shareholders, partners or affiliates.

         32.15 Development of Project. Landlord shall have sole and absolute
               ----------------------
discretion in the present and future development of the Project and the leasing of any space to any tenants, subject to all of the other terms of this Lease. Tenant has not relied, and shall not rely, on any proposed or potential development of the Project or any portion thereof, or any other area, and Tenant acknowledges that Landlord has no obligation to lease, market or develop the Project in any manner or to any degree. Landlord has no obligation, nor has Landlord represented that (a) any facilities or amenities in or about the Project will be any different than as specifically identified in this Lease; (b) Landlord will develop, expand or complete the Project in any particular way or to any particular degree; (c) any occupancy levels in the Project, or in portions thereof, will be reached; or (d) only certain kinds of tenants will occupy any portion of the Project. Tenant therefore accepts the Project in its current condition, subject only to the specific express obligations of Landlord to repair and maintain the Project as may be provided in this Lease.

33.      Arbitration.
         -----------

                  (a) Whenever in this Lease it is provided that a dispute shall be resolved by arbitration, the arbitration shall be conducted in Los Angeles County, California, as provided in this Article 34. The party desiring such
                                        ----------
arbitration shall give written notice thereof to the other specifying the dispute to be arbitrated. Within ten (10) days after the date on which the arbitration procedure is invoked as provided in this Lease, each party shall appoint an experienced arbitrator and notify the other party of the arbitrator's name and address. For purposes of this Article 34 an "experienced arbitrator"
                                       ----------
shall be a licensed lawyer actively engaged in the full-time practice of law in the County of Los Angeles for a continuous period, immediately preceding the date on which the arbitration procedure is invoked, of not less than ten (10) years, but who has at no time ever represented or acted on behalf of any of the parties. The party who selects the experienced arbitrator may not consult with such experienced arbitrator, directly or indirectly, to determine such experienced arbitrator's position on the issue which is the subject of the dispute. If any party fails to so appoint an experienced arbitrator and notify the other party of such arbitrator's name and address, an arbitrator shall be appointed pursuant to the same procedure that is followed when agreement cannot be reached as to the third arbitrator. Within ten (10) days after the appointment of the second experienced arbitrator and notice to the other party of such arbitrator's name and address, the two arbitrators so appointed shall appoint a third experienced arbitrator who shall notify both parties of the third arbitrator's name and address. If the three arbitrators to be so appointed are not appointed within thirty (30) days after the date the arbitration procedure is invoked as provided in this Lease, then the arbitrator or arbitrators, if any, who have been selected shall proceed to carry out the arbitration. The arbitrator or arbitrators so selected shall furnish Landlord and Tenant with a written decision within thirty (30) days after the date of selection of the last of the arbitrators to be so selected. Any decision so submitted shall be signed by a majority of the arbitrators, if more than two have been selected. If only two arbitrators have been selected and they are unable to agree, then either Landlord or Tenant shall be entitled to apply to the presiding judge of the Superior Court of the County of Los Angeles, California for the selection of a third arbitrator who shall select from a list of names of experienced arbitrators submitted by Landlord or from a list of names submitted by Tenant, as the case may be, unless both Landlord and Tenant submit lists of names, in which case the Court, in it sole discretion, shall select the third arbitrator from the lists. In the event of any subsequent vacancies or inabilities to perform among the arbitrators appointed, the arbitrator or arbitrators involved shall be replaced in accordance with the provisions of this Article 34 as if such replacement was an initial appointment
                   ----------
to be made under this Article 34 within the time constraints set forth in this
                      ----------
Article 34, measured from the date of notice of such vacancy or inability to the
----------
person or persons required to make such appointment, with all the attendant consequences of failure to act timely if such appointment person is a party hereto. In designating arbitrators and in deciding the dispute, the arbitrators shall utilize their utmost skill and act diligently in accordance with the Commercial Rules of Arbitration then in force of the American Arbitration Association, subject, however, to such limitations as may be placed upon them by the provisions of this Lease.

                  (b) The arbitrators appointed pursuant to this Article 34
                                                                 ----------
shall (i) enforce and interpret the rights and obligations set forth in the Lease to the extent not prohibited by law, (ii) fix and establish any and all rules as it shall consider appropriate in its sole and absolute discretion to govern the proceedings before it, including any and all rules of discovery, procedure and/or evidence, and (iii) make and issue any and all orders, final or otherwise, and any and all awards, as a court of competent jurisdiction sitting at law or in equity could make and issue and as it shall consider appropriate in its sole and absolute discretion, including the awarding of monetary damages (but shall not award consequential damages or punitive damages to either party), and the awarding of reasonable attorneys' fees and costs to the prevailing party as determined by the arbitrators in their sole discretion, and the issuance of injunctive relief. If the party against whom the award is issued complies with the award within the time period established by the arbitrators, then no default will be deemed to have occurred, unless the default pertained to the non-payment of money by either party, and such party failed to make such payment under protest within the time period required by this Lease.

                  (c) The decision of the arbitrators shall be final and binding, may be confirmed and entered by any court of competent jurisdiction at the request of any party and may not be appealed to any court of competent jurisdiction or otherwise except upon a claim of fraud on the part of the arbitrators, or on the basis of a mistake as to the applicable law. The arbitrators shall retain jurisdiction over any dispute until its award has been implemented, and judgment on any such award may be entered in any court having appropriate jurisdiction.

                  (d) The obligation of Landlord and Tenant to submit a dispute to arbitration is limited to disputes arising under those articles of this Lease which specifically provide for arbitration. Neither party shall be in default hereunder with respect to any provision hereof during the time period commencing as of the initial notice of desire to arbitrate and ending on the date of resolution by the arbitrators; provided, however, that during said period each party shall continue to make all payments of money required by this Lease and shall otherwise perform all duties and obligations required to be performed by such party under this Lease and, with respect to the issue under arbitration, shall maintain the status quo.

34.      Guaranty.
         --------

         Concurrently with the execution of this Lease by Tenant, and as a condition precedent to its effectiveness, Tenant shall deliver to Landlord a Guaranty of Lease in the form of Exhibit J attached hereto, executed by Global Crossing Holdings, Ltd., a Bermuda corporation.

35.      No Brokers.
         ----------

         Landlord and Tenant each hereby represent and warrant to the other, and shall indemnify and defend the other for any breach hereof by such warranting party, that no brokers' or finders' fees or commissions will be owed arising out of the entering into of this Lease as a result of the warranting party's actions or inactions.

36.      Gym and Cafeteria.
         -----------------

         Tenant acknowledges that Landlord intends to operate in the Building a gym and cafeteria for the benefit of the Project, including the Premises. Such gym and cafeteria shall be operated in a first-class manner with a quality of operations commensurate with gyms and cafeterias, respectively, in the highest category of premiere, first-class office building projects in the Golden Triangle area and on Maple Drive in Beverly Hills, California. Without derogating from the foregoing, with Landlord shall maintain the highest standards of cleanliness with respect to comparable facilities in comparable buildings. Both Landlord and Tenant acknowledge that the cafeteria is an amenity for the Project which is not intended to be a profit center. The cost of food at the cafeteria shall be at reasonable market prices in comparison to comparable facilities in comparable buildings. Landlord shall pay the costs of initial buildout of the gym and cafeteria, subject to reimbursement as set forth herein. Tenant agrees that Tenant shall be responsible to reimburse Landlord for the entire cost of operation of such gym and cafeteria (including (A) Basic Rent in the amounts of $2.00 per square foot, which $2.00 shall be increased during the Term in accordance with the CPI adjustments to Basic Rent made pursuant to
Section 4.5 hereof, and (B) Landlord's total costs of the initial buildout of the cafeteria and gym (less an allowance of $20 per square foot), which buildout costs shall be amortized on a straight line basis over ten years). Such costs shall be paid within fifteen (15) days after receipt of Landlord's invoice. Notwithstanding the foregoing, in the event that Tenant exercises its First Floor Cancellation Option pursuant to Section 3.5 above, following the earlier to occur of (i) Landlord's execution of a lease with a new tenant for the first floor of the Building or (ii) twelve (12) months after possession of the First Floor is returned to Landlord pursuant to Section 3.5, Tenant shall only be responsible for its pro rata share of the costs of such gym and cafeteria (including the aforementioned amortization of the buildout costs) (based on the ratio of the square footage of Rentable Area in the remaining Premises to the square footage of Rentable Area of office space in the Building), and Landlord or the first floor occupant shall be responsible for the remaining costs.

37.      Storage Space; Equipment Room.
         -----------------------------

         In the event that Landlord wishes to enter into a lease for all or any portion of the Storage Space and/or Equipment Rooms on levels B-1 and B-2 of the Building (the "Storage Space"), Landlord shall deliver to Tenant written notice of Landlord's desire to enter into such a lease (the "Landlord's Storage Space Notice"). Within twenty (20) days of Tenant's receipt of the Landlord's Storage Space Notice, Tenant shall deliver to Landlord a written notice (the "Tenant's Storage Space Notice") setting forth Tenant's election to lease (or not to lease) all or any portion of the Storage Space. In the event that Tenant fails to timely elect (through the timely delivery of the Tenant's Storage

Space Notice so stating) to lease all or a portion of the Storage Space, then, for a period of ninety (90) days thereafter, Landlord may enter into a lease for all or any portion of the Storage Space with any third party on any terms and conditions. With respect to any portion of the Storage Space which Landlord does not lease to a third party within such 90-day period, the provisions of this
Article 38 shall thereafter apply again to any future leasing of such space. Should Tenant timely notify Landlord within the Tenant's Storage Space Notice that Tenant wishes to lease all or a portion of the Storage Space, then this Lease shall be amended to include within the definition of Premises the appropriate portion of the Storage Space. The initial base rental rate for the Storage Space shall be $1.00 per square foot per month, as such sum may be increased from and after the first anniversary of the Commencement Date in accordance with the CPI mechanism set forth in Paragraph 4.5 above (as increased, the "Storage Space Rent"). Tenant's obligation to promptly pay the Storage Space Rent shall be deemed rent for all purposes under this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date set forth in the first paragraph above.

                  LANDLORD:

                  NORTH CRESCENT REALTY V, LLC,
                  a Delaware limited liability company

                  By:


                           By: _____________________________
                           Name: ___________________________
                           Title: __________________________


                  TENANT:

                  GLOBAL CROSSING DEVELOPMENT COMPANY,
                  a Delaware corporation

                  By: ___________________________
                  Name: _________________________
                  Title: ________________________

                                   Exhibit A
                            Description of Premises
                            -----------------------


   North Crescent Realty V, LLC
   The Plaza
   Rentable Square Feet
   Building B

                                                       Rentable
                                                      Square Feet
                                                      -----------

   B-1 Level                                            16,081.1


   Floor 1                                              24,006.1
   Floor 2                                              24,012.6
   Floor 3                                              22,308.3
                                                      -----------

   Rented to Global Crossing                            86,408.1
                                                      ===========

                                   Exhibit B

                                  DESCRIPTION



PARCEL 1:

LOTS 21, 22, 23 AND 24 OF BLOCK 5 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOT 3 IN BLOCK 16 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THE SOUTHEASTERLY 20 FEET OF SAID LOT.

PARCEL 3:

LOTS 1 AND 2 OF BLOCK 16 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM THE SOUTHEASTERLY 20 FEET OF SAID LOT 2, ANY INTEREST IN AND TO ALL OIL, GAS AND OTHER MINERALS LYING BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF, WITHOUT, HOWEVER, THE RIGHT OF SURFACE ENTRY, EXCEPTED BY THE CITY OF BEVERLY HILLS, A MUNICIPAL CORPORATION, IN QUITCLAIM DEED RECORDED NOVEMBER 7, 1967, AS INSTRUMENT NO. 114, OFFICIAL RECORDS.

PARCEL 4:

LOTS 23 AND 24 OF BLOCK 16 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 13 PAGE 62 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM THE SOUTHEASTERLY 20 FEET OF SAID LOT 23, ANY INTEREST IN AND TO ALL OIL, GAS AND OTHER MINERALS LYING BELOW A DEPTH OF 500 FEET AND FROM THE SURFACE THEREOF, WITHOUT, HOWEVER, THE RIGHT OF SURFACE ENTRY, EXCEPTED BY THE CITY OF BEVERLY HILLS, A MUNICIPAL CORPORATION, IN QUITCLAIM DEED RECORDED NOVEMBER 7, 1967, AS INSTRUMENT NO. 114, OFFICIAL RECORDS.

PARCEL 5:

THE NORTHWESTERLY 80 FEET OF THAT CERTAIN 20 FOOT ALLEY ADJOINING LOT 1 AND 2 OF BLOCK 16 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, ON THE NORTHEAST, VACATED IN ORDINANCE NO. 1037, ADOPTED BY THE CITY OF BEVERLY HILLS ON JULY 22, 1958, VACATING AND ABANDONING FOR PUBLIC ALLEY PURPOSES, A CERTIFIED COPY THEREOF BEING RECORDED IN THE OFFICE OF THE COUNTY RECORDER ON AUGUST 1, 1958 AS DOCUMENT NO. 3452 IN BOOK D-174 PAGE 687, OFFICIAL RECORDS.

                                  DESCRIPTION



PARCEL 6:

BLOCK 17 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 7:

THOSE PORTIONS OF BRIGHTON WAY, 60 FEET WIDE, SHOWN ON THE MAP OF "BEVERLY", IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND SHOWN ON THE MAP OF "BEVERLY", IN SAID COUNTY AND STATE, RECORDED IN BOOK 13 PAGES 62 AND 63 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND A PORTION OF SANTA MONICA BOULEVARD, FORMERLY BURTON WAY, SHOWN ON SAID MAP OF BEVERLY, VACATED IN ORDINANCE NO. 1018 ADOPTED BY THE CITY OF BEVERLY HILLS ON DECEMBER 17, 1957, VACATING AND ABANDONING FOR PUBLIC STREET PURPOSES, PORTIONS OF SAID STREETS A CERTIFIED COPY THEREOF BEING RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY ON JANUARY 2, 1958 AS INSTRUMENT NO. 2716 IN BOOK 56344 PAGE 47, OFFICIAL RECORDS, SAID PORTIONS BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF LOT 24, BLOCK 16, BEVERLY, AS RECORDED IN MAP BOOK 13 PAGE 52, RECORDS OF LOS ANGELES COUNTY, CALIFORNIA; THENCE SOUTH 50 DEGREES 28 MINUTES 30 SECONDS WEST 151 FEET ALONG THE NORTHWESTERLY PROPERTY LINE OF SAID LOT 24, ALSO BEING THE SOUTHEASTERLY LINE OF BRIGHTON WAY, AS SHOWN ON THE MAP OF SAID BEVERLY, TO THE MOST WESTERLY CORNER OF SAID LOT 24; THENCE CONTINUING IN A STRAIGHT LINE FOR A DISTANCE OF 20 FEET TO THE MOST NORTHERLY CORNER OF LOT 1 OF SAID BLOCK 16, BEVERLY, AS SAID LOT 1 IS SHOWN ON THE MAP OF SAID BEVERLY, RECORDED IN MAP BOOK 11 PAGE 94, RECORDS OF SAID LOS ANGELES COUNTY, CALIFORNIA; THENCE SOUTH 50 DEGREES 28 MINUTES 30 SECONDS WEST 151 FEET ALONG THE NORTHWESTERLY PROPERTY LINE OF SAID LOT 1, ALSO BEING THE SOUTHEASTERLY LINE OF BRIGHTON WAY, TO THE MOST WESTERLY CORNER OF SAID LOT 1; THENCE NORTH 39 DEGREES 31 MINUTES 30 SECONDS WEST 60 FEET TO THE MOST SOUTHEASTERLY CORNER OF BLOCK 17 OF SAID BEVERLY; THENCE NORTH 50 DEGREES 28 MINUTES 30 SECONDS EAST 227.35 FEET ALONG THE SOUTHEASTERLY LINE OF SAID BLOCK 17, ALSO BEING THE NORTHWESTERLY LINE OF SAID BRIGHTON WAY TO THE MOST EASTERLY CORNER OF SAID BLOCK 17; THENCE NORTHEASTERLY ALONG A STRAIGHT LINE TO A POINT, SAID POINT BEING LOCATED AT THE INTERSECTION OF SAID LINE WITH THE NORTHWESTERLY PROLONGATION OF THE WESTERLY LINE OF REXFORD DRIVE, AS SAID REXFORD DRIVE IS ALSO SHOWN ON THE MAP OF BEVERLY, RECORDED IN MAP BOOK 13 PAGE 62, RECORDS OF SAID LOS ANGELES COUNTY AND BEING DISTANT 30.5 FEET, MEASURED ALONG SAID NORTHWESTERLY PROLONGATION FROM THE BEFORE MENTIONED MOST NORTHERLY CORNER OF LOT 24; THENCE SOUTHEASTERLY ALONG SAID NORTHWESTERLY PROLONGATION TO THE POINT OF BEGINNING.

PARCEL 8:

THAT CERTAIN PARCEL OF LAND, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, THE SOUTHEASTERLY 50 FEET OF THE NORTHWESTERLY 130 FEET OF THE FIRST ALLEY WESTERLY OF REXFORD DRIVE BETWEEN DAYTON WAY AND THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 1, BLOCK 16, BEVERLY TRACT, THE SOUTHEASTERLY LIMIT OF SAID SOUTHEASTERLY 50 FEET BEING A LINE 20 FEET NORTHWESTERLY OF AND PARALLEL TO THE NORTHEASTERLY PROLONGATION OF THE SOUTHEASTERLY LINE OF LOT 3, BLOCK 16, BEVERLY TRACT, AS SAID LOTS ARE SHOWN ON THE MAPS OF SAID BEVERLY TRACT, AS RECORDED IN MAP BOOK 11 PAGE 94 AND MAP BOOK 13 PAGE 62, RECORDS OF THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA.

EXCEPT THEREFROM ANY INTEREST IN AND TO ALL OIL, GAS AND OTHER MINERALS LYING BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF, WITHOUT, HOWEVER, THE RIGHT OF SURFACE ENTRY, EXCEPTED BY THE CITY OF BEVERLY HILLS, A MUNICIPAL CORPORATION, IN QUITCLAIM DEED RECORDED NOVEMBER 7, 1967, AS INSTRUMENT NO. 114, OFFICIAL RECORDS.

PARCEL 9:

LOT 22 IN BLOCK 16 OF BEVERLY TRACT, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 13 PAGES 62 AND 63 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THE SOUTHEASTERLY 20 FEET OF SAID LOT.

                                  EXHIBIT "C"

                        MEMORANDUM OF COMMENCEMENT DATE


Dated as of ____________

Landlord:

Tenant:

Tenant's Address:

Date of Lease and
Amendments, if any:

Premises:

Property:

         Pursuant to Section 3.1 of the Lease, Landlord and Tenant hereby confirm and verify the following information:

         Commencement Date:
                                          -------------------------------------

         Expiration Date of the Term:
                                          -------------------------------------


                                          TENANT:

                                          [Company]


                                          By:__________________________________

                                            Name:______________________________

                                            Title:_____________________________



                                          LANDLORD:

                                          [Company]


                                          By:__________________________________

                                            Name:______________________________

                                            Title:_____________________________

                                   Exhibit D


                             Intentionally Omitted

                                  EXHIBIT "E"

                            CLEANING SPECIFICATIONS

A.       OFFICE AREAS:
         -------------

         Daily: (Five days each week, including Monday through Friday, and excluding the holidays set forth in Section 7.1 of the Lease):

         1. Empty and clean all waste receptacles and ash trays; remove waste materials from the Premises; wash receptacles as necessary.

         2.       Dry-mop all uncarpeted areas.

         3. Vacuum all rugs and carpet areas in offices, lobbies and corridors.

         4. Hand-dust all office furniture, fixtures and all other horizontal surfaces (but only to the extent surfaces are cleared of all materials such as papers, documents and files).

         5.       Sweep all private stairways, vacuum if carpeted.

         6. Police all stairwells throughout the entire Building and keep in clean condition.

         7.       Spot-clean carpeting as reasonably required.

         8.       Spot-clean spill marks on resilient floor tile.

         9. It is understood that Landlord shall have no obligation (a) to wash or otherwise clean dishes, glasses and other utensils used for preparing food or beverages or (b) to remove or store such dishes, glasses and other utensils in order to clean any area, fixture or surface of the Premises.

         Weekly:
         -------

         1.       Hand dust all door louvers and other ventilating louvers.

         2. Dust and/or wash all directory boards and display glass; remove fingerprints and smudges.

         3.       Wipe clean and polish all metal and bright work.

         4. Damp-mop and polish all resilient flooring in the Premises and public corridors and elevator lobbies; more often if necessary.

         5.       Wash, clean and polish all water coolers and fountains.


         6. Dust in place all picture frames, charts, graphs, and similar wall hangings.

         7.       Spot-clean all wall marks.


         Monthly:
         --------

         1.       Wash and polish all resilient floors.

         2. Dust all paneled walls and doors and other similar surfaces not reached in nightly or weekly cleaning.

         3. Vacuum all ventilating and air-conditioned louvers, high moldings, and other areas not reached in nightly or weekly cleaning.

         4. Remove all finger marks and smudges from doors, door frames, around light switches, private entrance glass and partitions.

         Quarterly:
         ----------

         1.       Dust exterior of lighting fixtures.


B.       LAVATORIES:
         -----------

         Daily:   (Five days each week, including Monday through Friday, and
         ------   excluding the holidays set forth in Section 7.1 of the Lease):

         1.       Clean and damp-mop floors.

         2. Wash and polish all mirrors, bright work and enameled surfaces.

         3.       Wash and sanitize all sinks, bowls and urinals.

         4.       Wash and sanitize toilet seats.

         5. Dust, and clean, wash where necessary, all partitions, tile walls and all dispensers and receptacles.

         6.       Empty and sanitize all receptacles and sanitary disposals.

         7. Provide materials and fill tissue-holders, toilet seat dispensers, towel, sanitary napkin and soap dispensers.

         Monthly:
         --------

         1. Machine-scrub lavatory floors, apply floor finishing where applicable.

         2. Wash and polish all partitions, tile walls and enamel surfaces.


         Every Ninety Days:
         ------------------

         1. Vacuum all louvers, ventilating grilles and dust light fixtures.

C.       MISCELLANEOUS SERVICES.
         -----------------------

         1. Maintain building lobby, corridors and other public areas in a clean and orderly condition.

         2. Police all lavatories; refill dispensers; clean and polish all mirrors and fixtures.

         3.       Damp-mop spillage in office and public areas as required.

D.       GLASS CLEANING.
         ---------------

         1. Windows will be washed every 90 days, except when rendered impracticable by inclement weather.

         This cleaning specification may be changed or altered from time to time to facilitate the inclusion of the latest methods of maintenance and cleaning technology generally recognized as acceptable for a first-class office building.

                                  EXHIBIT "F"

                            SECURITY SPECIFICATIONS


A.       Project and Building.
         ---------------------

         1. Project management staff shall be reasonably educated and trained to handle security and emergency procedures for fire, explosion, earthquake, power failure, bomb threat, evacuation and similar matters. All tenants of the Project upon notice from Landlord or public authorities shall be obligated to evacuate all buildings in the Project in the event of life-threatening emergencies which necessitate a general evacuation of any building or the entire Project or to comply with any fire or similar drills required by applicable statutes or codes.

         2. Landlord's security system shall be so designed that, when activated, it shall not allow persons to gain elevator access or other access to the Premises after Business Hours unless such persons are admitted or authorized by Tenant. Landlord shall cause security access cards for the Building elevators to be issued to each employee of Tenant, as designated by Tenant to Landlord.

         3. Subject to applicable ordinances, rules and/or regulations of any federal, state or local governmental authority, the freight elevators shall be manned and available after Business Hours, when required for Tenant, provided that Tenant shall pay Landlord for such use in accordance with the Lease, and Tenant gives reasonable advance notice to the Building personnel of such a requirement for scheduling of the elevator. All elevator personnel shall be instructed to comply with security procedures.

         4. Landlord's standard security procedures shall require all of Tenant's stairwell doors to be locked from the stairwell side so long as such procedures do not violate any ordinance or law of any governmental authority having jurisdiction.

         5. Landlord shall develop a system and procedures for monitoring all Building entrance and exit doors and the loading dock for security purposes. Tenant shall pay for after hours access to loading dock in accordance with the Lease.

         6. Landlord's security system shall include an adequate emergency communications system, "GROUP ALERT" or other system capable of notifying Tenant of an emergency.

         7. Landlord shall have the right to modify or add to these security specifications if, in the reasonable opinion of Landlord, it is necessary in order to assist in the protection of the Building or other parts of the Project, or persons or property therein, consistent with a first-class office building complex, provided Tenant's rights under the Lease are not materially diminished thereby. Tenant is solely responsible for security within its Premises.

B.       Parking Garage.
         ---------------

         1. Various mechanical and electrical security devices and procedures will be maintained within the Parking Garage to assist Landlord and the garage operator, if any, with the security of these facilities. The number, location and operation of these devices and procedures will be at the reasonable discretion of Landlord. Such devices may include but are not limited to:

                  (a)      roving guards;

                  (b)      cameras and video tape devices;

                  (c)      telephones in the elevator lobby;

                  (d)      officer(s) at the loading dock;

                  (e)      on stairwell doors;

                  (f) doors at the various entrances and exits from the various facilities; and

                  (g)      command center at the garage level.

         2. Landlord shall have the right to modify or add to these security specifications if, in the reasonable opinion of Landlord, it is necessary in order to assist in the protection of the Parking Garage, the Building, or other parts of the Project, or persons or property therein; provided Tenant's rights under the Lease are not materially diminished thereby.

C.       Costs.
         ------

         The costs of security for the Project shall be allocated as follows:
(i) Landlord shall pay the security costs applicable to the entire Project, subject to reimbursement pursuant to Section 5.1. (ii) Tenant shall pay the entire amount of any security measures provided solely for Tenant's benefit.

                                  EXHIBIT "G"

                        NON-DISTURBANCE, ATTORNMENT AND
                        -------------------------------
                            SUBORDINATION AGREEMENT
                            -----------------------



                                                 Dated as of ____________

Landlord:

Tenant:

Tenant's Address:

Date of Lease and
Amendments, if any:

Premises:


Property:


         _______________________________________________ ("Mortgagee") having an office at ___________________________________________________________, holder of a mortgage or deed of trust (together with any increased, future or consolidated mortgages or deeds of trust held by Mortgagee, the "Mortgage") of the Property and Tenant, holder of a lease ("Lease") of a portion thereof ("Premises"), and Landlord hereby agree as follows:

         1. Provided Tenant is not in default under the terms of and as defined in the Lease, the right of possession of Tenant to the Premises and all rights of Tenant under the Lease and exhibits thereto (including the Landlord's Improvement Letter), including, without limitation, the right to exercise and enjoy any expansion, right of first offer and renewal options under the Lease, shall not be affected or disturbed by Mortgagee in the exercise of any of its rights under the Mortgage or any note secured thereby and any sale of the Property pursuant to the exercise of any rights and remedies under the Mortgage or otherwise shall be made subject to Tenant's right of possession and other rights under the Lease.

         2. Tenant shall attorn to Mortgagee or any purchaser of the Property, and the Lease shall continue in effect, in accordance with its terms, between Tenant and Mortgagee or such purchaser (Mortgagee or such purchaser being hereinafter sometimes called "Successor Landlord"), except that Paragraphs 3,
                                                                -------------
9 and 10 hereof shall modify the Lease.
---------------

         3. The Lease and all amendments thereto shall be subject and subordinate to the lien of the Mortgage and to all the terms, conditions and provisions thereof, to all advances made or to be made thereunder, and to any renewals, extensions, modifications or replacements thereof, including any increases therein or supplements thereto, subject to and without limiting the other provision of this Agreement.

         4. The foregoing provisions shall be self-operative. However, Tenant agrees to execute and deliver to Mortgagee or to any person to whom Tenant herein agrees to attorn such other instrument as either shall reasonably request in order to effectuate said provisions.

         5. Tenant certifies that, upon the full execution and delivery hereof, there are no known defaults on the part of Landlord, that the Lease is a complete statement of the agreement of the parties thereto with respect to the letting of the Premises, that the Lease is in full force and effect and that all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied at the date hereof have been satisfied except as otherwise set forth herein.

         6. Tenant will notify Mortgagee at the aforesaid address, by registered or certified mail, return receipt requested, of any default of Landlord which would entitle Tenant to cancel the Lease or abate the rent payable thereunder. Tenant's failure to so notify Mortgagee, however, shall not constitute a waiver by Tenant of any such default.

         7. Tenant and Landlord agree that notice from Mortgagee shall have the same effect under the Lease as notice to Tenant from Landlord thereunder, and Tenant agrees to be bound by such notice notwithstanding the existence or nonexistence of a default under the Mortgage or any dispute with respect thereto between the mortgagor under the Mortgage and Mortgagee or any contrary notice from Landlord to Tenant.

         8. If the Property or any portion thereof which includes the Premises shall be transferred to and owned by Mortgagee or any assignee of Mortgagee, or any purchaser at judicial sale or any transferee under an action in lieu thereof, by reason of foreclosure or other remedial proceedings brought by Mortgagee or any assignee of Mortgagee, or by any transferee or purchaser, or by any other similar manner, or if the interest of Landlord is terminated or assigned by any action of the Mortgagee, and Tenant is not in default in the payment of rent or in the performance of any of the other terms, covenants or conditions of the Lease requiring performance on the part of Tenant, Tenant's rights shall not be terminated thereby; rather, Tenant shall be bound to Mortgagee or any such assignee, purchaser or transferee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if the Successor Landlord were the lessor under the Lease with the Lease remaining in full force and effect, provided, however, that the Successor Landlord shall not be:

                 (a) liable for any act or omission of any prior landlord, or for the return of any security deposit unless actually received by Successor Landlord; or

                 (b) subject to any offsets or defenses which Tenant may have against any prior landlord; or

                  (c) bound by any payment of rent which Tenant may have paid for more than the then current month to any prior landlord, or bound by any amendment, modification, extension or supplement of the Lease made without the written consent of Mortgagee; or

                  (d) obligated to repair, replace, rebuild or restore the Premises, or any part thereof, in the event of total or substantially total damage or destruction beyond such repair, replacement, rebuilding or restoration of the Premises as can reasonably be accomplished from the net proceeds of insurance actually received by, or made available to, Successor Landlord for such purposes; or

                  (e) obligated to repair, replace, rebuild or restore the Premises, or any part thereof, in the event of partial condemnation beyond such repair, replacement, rebuilding or restoration of the Premises as can be reasonably accomplished from the net proceeds of any award actually received by, or made available to, Successor Landlord, as consequential damages allocable to the part of the Premises not taken; or

                  (f) obligated to make any capital improvements to the Premises, or to construct, erect or complete any construction or renovation of all or any portion of the improvements at the Premises, which Lessor may have agreed to make but has not commenced or completed.

         9. Anything herein or in the Lease to the contrary notwithstanding, in the event that Mortgagee or a purchaser shall acquire title to the Property, Mortgagee and such purchaser shall have no obligation, nor incur any liability, beyond Mortgagee's or purchaser's then interest, if any, in the Property and Tenant shall look exclusively to such interest, if any, of Mortgagee or such purchaser in the Property for the payment and discharge of any obligation imposed upon Mortgagee hereunder or under the Lease, and Mortgagee and such purchaser are hereby released or relieved of any other liability hereunder and under the Lease. Tenant agrees that, with respect to any money judgment which may be obtained or secured by Tenant against Mortgagee or such purchaser, Tenant shall look solely to the estate or interest owned by Mortgagee or such purchaser in the Property, and Tenant will not collect or attempt to collect any such judgment out or any other assets of Mortgagee or such purchaser.

         10. This Agreement shall inure to the benefit of and be binding upon Tenant and any successor or assignee of Tenant which pursuant to the provisions of the Lease are entitled to succeed to Tenant's interest therein without consent of Landlord.

         11. If any action or proceeding (including any appeal thereof) is brought by either party (whether or not such action is prosecuted to judgment) to enforce its respective rights under this Agreement or to enforce a judgment ("Action"), (1) the unsuccessful party therein shall pay all costs incurred by the prevailing party therein, including reasonable attorneys' fees and costs to be fixed by the court, and (2) as a separate right, severable from any other rights set forth in the Agreement, the prevailing party therein shall be entitled to recover its reasonable attorneys' fees and costs incurred in enforcing any judgment against the unsuccessful party therein, which right to recover post-judgment attorneys's fees and costs shall be included in any such judgment. The right to recover post-judgment attorneys' fees and costs shall (i) not be deemed waived if not included in any judgment, (ii) survive the final judgment in any Action, and (iii) not be deemed merged into such judgment. The rights and obligations of the parties under this Section 11 shall survive the termination of this Agreement.




                                   [Signatures on next page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   MORTGAGEE:

                                   [company]


                                   By:_______________________________________

                                      Name:__________________________________

                                      Title:_________________________________


                                   TENANT:

                                   [company]


                                   By:_______________________________________

                                     Name:___________________________________

                                     Title:__________________________________


                                   LANDLORD:

                                   [company]


                                   By:_______________________________________

                                      Name:__________________________________

                                      Title:_________________________________

                                  EXHIBIT "H"

              RULES AND REGULATIONS FOR THE BUILDING AND PROJECT

         1. Except as otherwise provided in the Lease or any other exhibits thereto or as otherwise approved by Landlord:

                  1.1 No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building (other than inside the Premises) without the written consent of Landlord first had and obtained. Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice, unless Landlord has given written consent, without notice to and at the expense of Tenant. Landlord shall not be liable in damages for such removal unless the written consent of Landlord has been obtained.

                  1.2 All approved signs or lettering on doors and walls to the Premises which are visible from outside the Premises or the elevator lobbies on any floor of the Building shall be printed, painted, affixed or inscribed at the expense of Tenant by Landlord or by a person approved by Landlord in a manner and style acceptable to Landlord.

                  1.3 Tenant shall not use any blinds, shades, awnings, or screens in connection with any window or door of the Premises unless approved in writing by Landlord. Tenant shall not use any drape or window covering facing any exterior glass surface other than the standard window covering established by Landlord. The windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Project shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

         2. Except as otherwise provided in the Lease or any exhibits thereto, Tenant shall not obtain for use upon the Premises, food, milk, soft drinks, bottled water, plant maintenance and all other services, except from persons reasonably authorized by Landlord and at the hours and under regulations fixed by Landlord. No vending machines or machines of any description shall be installed, maintained or operated upon the Premises, except at locations shown on the Final Plans, without the prior written consent of Landlord.

         3. The sidewalks, halls, passages, exits, entrances, elevators and stairways and Common Areas of the Project shall not be obstructed by any tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, stairways and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the reasonable judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall go upon the roof of the Building. No tenant shall throw anything out of the doors or windows or balconies or down the passageways or in any of the passageways. Landlord shall have the right to control and operate all Common

Areas of the Project (including, without limitation, the Parking Garage, ramps, stairs, plazas, balconies and park) in the best interests of tenants generally. Tenant shall have the right, upon prior notice to Landlord and approval by Landlord, which shall not be unreasonably withheld, to use portions of the Common Areas for parties and other similar events open to Tenant's invitees and guests, so long as (i) Tenant pays for all reasonable costs associated with such use of the Common Areas and any additional cleanup or janitorial expenses caused by use, and (ii) such use by Tenant does not unreasonably interfere with the use and enjoyment of the Project by other tenants and their invitees and licensees or unreasonably annoy such other tenants. Landlord shall have the right to approve or disapprove in its sole discretion any fixtures, furnishings, plants or other items proposed to be placed on the balconies by Tenant.
Tenant shall not display any signs or insignia on the balconies.

         4. Tenant, upon the termination of its tenancy, shall deliver to Landlord the parking and security access cards issued to Tenant and all keys of offices, rooms and toilet rooms which shall have been furnished to Tenant or which Tenant shall have made, and in the event of loss of any access cards or keys so furnished, shall pay Landlord therefor. Tenant shall not alter any lock or install any new or additional locks or any bolts other than the standard lock set of the Building on any door of the Premises without the written consent of Landlord.

         5. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by Tenant who, or whose employees or invitees, shall have caused it.

         6. Tenant shall not overload any floor of the Premises. Tenant shall not permanently deface or damage the partitions, woodwork or drywall or in any way deface the Premises or any part thereof, ordinary wear and tear excepted, without Landlord's prior written consent. Tenant shall not purchase spring water, ice, towel, linen, maintenance or other like services from any person or persons not approved by Landlord.

         7. No furniture, bulky packages, supplies, merchandise, freight or equipment of any kind shall be brought into the Building without the consent of Landlord. All moving of the same into or out of the Building shall be via the Building's freight handling facilities, unless otherwise directed by Landlord, at such time and in such manner as Landlord shall prescribe. No hand trucks or vehicles (other than a wheelchair for an individual) shall be used in passenger elevators. All hand trucks permitted in the Building must be equipped with soft rubber tires and side guards.

         8. Landlord shall have the right to prescribe the weight, size and position of heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired by the expense of Tenant.

         9. Tenant shall not employ any person or persons other than the janitorial contractor of Landlord for the purpose of cleaning the Premises, other than day-maids or butlers for Tenant's exclusive use, unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Janitor service will not be furnished to any room while such room is occupied after Normal Working Hours. Interior and exterior window cleaning shall be done only by Landlord. Any persons employed by Tenant to do janitorial work shall be subject to the prior written approval of Landlord, and while in the Building and outside of the Premises, shall be subject to and under the control and direction of the Building manager (but not as an agent or servant of such manager or of Landlord), and Tenant shall be responsible for all acts of such persons.

         10. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in any manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenant or those having business therein, nor shall any animals (other than as required for disabled persons) or birds be brought in or kept in or about the Premises or the Building. No bicycles shall be brought into or kept in or about the Premises.

         11. No cooking shall be done or permitted by any tenant on Premises, nor shall any premises be used for the manufacture or storage of merchandise (unless incidental to the use of such premises for normal office purposes), for washing clothes, for lodging, or for any improper, objectionable or immoral purpose. Notwithstanding the foregoing, Tenant shall have the right to use microwave ovens for heating food in the kitchen and pantry areas.

         12. Neither Tenant nor any of Tenant's servants, employees, agents, visitors or licensees shall at any time use or keep in the Premises or the Building any kerosene, gasoline or other inflammable, explosive or combustible fluid, chemical, gas or substance, or any hazardous or toxic substance which would be in violation of the Environmental Acts (as defined below), except normal office products typically found in a first-class office building, or use any method of heating or air-conditioning other than that supplied by Landlord. "Environmental Acts" shall mean all federal, state and local environmental statues and regulations, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sec. 9061 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Sec. 1802 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq.), the Federal Water Pollution Control Act, the Federal Safe Water Drinking Act, the Federal Clean Air Act, the Federal Solid Waste Disposal Act, the Federal Toxic Substance Control Act, the Federal Emergency Planning and Community Right-to-Know Act, the Federal Radon and Indoor Air Quality Research Act, and the counterparts of such statutes as enacted by state and local governments with jurisdiction over the Project and any regulations promulgated under any of the aforementioned laws, together with any and all federal, state and local environmental laws, rules or regulations presently in existence, or hereafter enacted affecting the Project.


         13. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced into the Premises. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord, except as part of permitted Tenant

Alterations under the Lease. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

         14. No tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord. The expenses of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Tenant.

         15. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m. the following day, access to the Project or to the halls, corridors, elevators or stairways in the Project or to the Premises, may be refused unless the person seeking access in known to the person or employee of the Project in charge or has a pass or is properly identified. Any person whose presence in the Building at any time shall, in the reasonable judgment of Landlord, be prejudicial to the safety, character, reputation and interests of the Building or its tenants may be denied access to the Building or may be ejected therefrom. Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of the tenant. The Landlord shall in no case be liable to Tenant for damages for any error with regard to the admission to or exclusion from the Project of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Project during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Project. Tenant may employ security guards for its Premises provided that such security service and personnel are approved in advance and are limited to the floors of the Premises and are subject to the direction of the Building's security personnel in the event of an emergency. Landlord shall not be liable for any actions of the security service employed by Tenant.

         16. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage.

         17. The requirements of Tenant shall be attended to only upon application to the Building Manager at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

         18. No person shall be allowed to transport or carry beverages, food, food containers, etc. (other than in proper containers for personal consumption), on any passenger elevators. The transportation of such items shall be via the service elevators in such manner as prescribed by landlord.

         19. Tenants shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing the window coverings when the sun's rays fall directly on windows of the Premises. Tenant shall not obstruct, alter or in any way impair the efficient operation of

Landlord's heating, ventilating and air-conditioning system and shall not place bottles, machines, parcels or other articles on any induction unit enclosure, intake or other vents so as to interfere with proper air flow. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves.

         20. Without the written consent of Landlord, which consent shall not be unreasonably withheld, Tenant shall not use the name of Landlord or the Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address in a manner which will denigrate or injure Landlord's reputation or the reputation of the Project as a first-class office building project, or imply any partnership or joint venture exists between Landlord and Tenant.

         21. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Project as a first-class office building complex or its desirability as a location for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

         22. Canvassing, soliciting and peddling within the entire Project are prohibited and each tenant shall cooperate to prevent such activity.

         23. The Premises shall not be used for manufacturing or the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purpose. No tenant shall occupy nor permit any portion of its premises to be occupied for the manufacture or sale of narcotics, liquor, or tobacco in any form, or as a barber or manicure shop. No tenant shall engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises or Project. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

         24. Tenant shall not conduct any auction, fire, bankruptcy, going out of business, liquidation or similar sales.

         25. Tenant shall not place any radio or television antennae on the roof of the Project or on any exterior part of the Premises or the Project.

         26. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

         27. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

         28. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as re customary for comparable buildings in the Beverly Hills, California area. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom Tenant requests passes and shall be liable to Landlord for all acts of such persons. Notwithstanding anything contained in the Lease to the contrary, the Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Real Property during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

         29. Except for vending machines intended for the sole use of Tenant=s employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

         30. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

         31. Landlord reserves the right to exclude or expel from the Real Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

         32. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

         33. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Beverly Hills, California without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

         34. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

         35. Tenant must comply with requests by the Landlord concerning the information of their employees of items of importance to the Landlord.

         36. Tenant shall comply with any ordinance of the City of Beverly Hills relating to smoking in or about the Premises, Building or Real Property. If Tenant is required under the ordinance to adopt a written smoking policy, a copy of said policy shall be on file in the office of the Building.

         37. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Real Property. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Real Property or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

         38. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise and annoyance.

         39. Tenant shall not use in any space or in the public halls of the Building, any hand trucks except those equipped with rubber tires and rubber side guards.

         40. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord=s judgment may from time to time be reasonably necessary for the management, safety, care and cleanliness of the Premises, Building, and the Common Areas, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Building. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

                                  EXHIBIT "I"

                     PARKING GARAGE RULES AND REGULATIONS


1.       Hours of Operation.
         -------------------

         The Parking Garage shall be operated seven (7) days per week, 24 hours per day; provided, however, that Landlord reserves the right to establish a schedule of operations commensurate with the type of patronage and volume of business, which shall be determined by Landlord in its reasonable discretion.

2.       No Obstruction; Controlled Access.
         ----------------------------------

         The driveways, passages, exits, entrances, elevators and stairways shall not be obstructed by anyone using the Parking Garage for any purpose other than ingress to and egress from his or her parking location. Landlord shall in all cases retain the right but shall not be obligated to control and prevent access to the Parking Garage by all persons whose presence in the reasonable judgment of Landlord shall be prejudicial to the safety, character, reputation and interest of the Building, the Project, and their tenants. No person using the Parking Garage shall go into any unauthorized location so designated within the structure.

3.       Payment by Customers/Transients.
         --------------------------------

         Each Parking Garage customer, upon termination of his or her stay in the facility, shall deliver to the garage operators located at the exits of the facility, the parking ticket and appropriate compensation for the use of the facilities as designated by the rate structure.

4.       Monthly Parking.
         ----------------

         Parking pass rentals shall be paid by Tenant as part of rent under the Lease, at the same time and in the same manner as the Basic Rent, subject to all delinquency charges set forth in the Lease. Upon termination as a monthly customer, the customer shall deliver to Landlord or garage operator all cards, stickers, or other means of identification that allow access to the Parking Garage.

5.       No Freight in Parking Garage.
         -----------------------------

         No furniture, packages, supplies, merchandise, freight or equipment of any kind shall be brought in the parking facilities without the consent of Landlord or garage operator, which shall not be unreasonably withheld or delayed. All moving of such items into or out of the Building shall be via the Building's freight handling facilities unless otherwise directed by Landlord at such reasonable time and in such reasonable manner as Landlord shall prescribe. No hand trucks or vehicles (other than a wheelchair for an individual) shall be used in the Parking Garage elevators. Any hand trucks permitted in the Parking Garage must be equipped with soft rubber tires and side guards.

6.       Right to Specify Equipment:
         ---------------------------

         Landlord shall have the right to prescribe the weight, size and position of all heavy equipment brought into the Parking Garage and also the times and manner of moving the same in and out of the Parking Garage.

7.       Limitations on Use.
         -------------------

         Parking Garage customers shall not use, keep or permit to be used or kept any foul, noxious or dangerous substance in the Parking Garage or permit or suffer the facilities to be occupied and/or used in any manner offensive or objectionable to Landlord or other occupants of the Parking Garage by reason of noise, odors, and/or vibrations, or unreasonably interfere in any way with other garage customers or those having business therein, nor shall any animals or birds be brought in or kept in or about the parking facilities (other than as required for handicapped persons).

8.       Right to Close Garage.
         ----------------------

         Landlord and the garage operator reserve the right but shall not be obligated to close and keep locked all entrance and exit doors and otherwise regulate access of all persons to the Parking Garage on Sundays and legal holidays and all other days between the hours of 7:00 p.m. and 7:00 a.m. and at other times as Landlord may deem advisable for the adequate protection and safety of the parking facilities, their occupants and property; provided that bona fide holders of parking passes shall have access at all times to the Parking Garage. Access to the Parking Garage may be refused unless the person seeking access agrees to abide by the rules established and pay for his stay in accordance with the rate structure. Landlord shall in no case be liable for damage or any error with regard to the admission or exclusion from the Parking Garage of any person.

9.       Right to Refuse Admission.
         --------------------------

         Landlord or garage operator may refuse admission to the Parking Garage outside of Normal Working Hours of any person not known to the attendant in charge (or who does not possess adequate Building identification) or any person whose presence in the Parking Garage shall in the reasonable judgment of Landlord or Parking Garage operator be prejudicial to the safety, character, reputation and interest of the Parking Garage or the Building. Landlord or Parking Garage operator may require any person leaving the Parking Garage with any package or any other object to exhibit a pass from the Building tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement does not impose any responsibility on Landlord for the protection of any Building tenant against removal of property from the premises of the tenant.

10.      No Food or Beverages.
         ---------------------

         No person shall be allowed to transport or carry beverages, food, food containers (other than in proper containers for personal consumption), smoking objects, etc. on any of the parking facility shuttle elevators. The transportation of such items shall be via the service elevators in such manner as prescribed by Landlord or garage operator.

11.      Own Risk.
         ---------

         Except for the Parking Garage operator's or Landlord's negligence or willful misconduct, it is understood that all vehicles and their occupants enter the Parking Garage at their own risk. Under no circumstances whatsoever shall Landlord be responsible for any damages in excess of Two Hundred Fifty Dollars ($250.00) with respect to any damage or injury to any vehicle, or the occupants thereof, or any other person or property in the Parking Garage.

12.      Speed Limit.
         ------------

         In no case shall anyone operating a vehicle within the Parking Garage do so at a speed greater than five (5) miles per hour. In addition, all vehicle operators will drive in a safe and careful manner so as to preclude damaging the Parking Garage or other vehicles and property in the Parking Garage, or injuring persons in the Parking Garage or their general vicinity. All vehicle operators must come to a complete stop at all posted stop signs.

13.      Clearance.
         ----------

         All vehicles shall have a maximum vertical clearance no greater than the posted clearance heights in the facility as designated from location to location. Landlord shall not be liable for any damage or injury due to any failure to observe the posted clearance signs. Vehicles of a size larger than posted clearances shall not enter the Parking Garage.

14.      Lease Requirements.
         -------------------

         Tenant is obligated to pay for parking passes allocated to Tenant under the Lease whether or not Tenant or its employees use the allocated passes.

15.      Right to Change Markings.
         -------------------------

         Landlord reserves the right to change the location, size, shape and number of driveways, entrances, exits, traffic lanes, parking spaces, parking areas, loading and unloading areas, walkways and the boundaries and locations of the Parking Garage subject to Tenant's parking rights under the Lease.

                                  EXHIBIT "J"

                               GUARANTY OF LEASE
                               -----------------

         This Guaranty of Lease ("Guaranty") is made and entered into as of October __, 1999, by GLOBAL CROSSING HOLDINGS, LTD., a Bermuda corporation ("Guarantor") with reference to the following facts.

         A. Global Crossing Development Company, a Delaware corporation (ATenant"), and North Crescent Realty V, LLC, a Delaware limited liability company ("Landlord"), are parties to that certain lease dated concurrently herewith (the "Lease"), concerning certain premises (the "Premises") shown on Exhibit "A" attached hereto in Building B at 360 North Crescent Drive, Beverly Hills, California.

         B. Guarantor is an affiliate of Tenant.

         C. Landlord has conditioned the effectiveness of the Lease upon the execution of this Guaranty by Guarantor.

         NOW, THEREFORE, for and in consideration of the execution of the Lease by Landlord, Guarantor hereby agrees as follows:

         1. Guaranty. Guarantor hereby unconditionally and irrevocably
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guarantees the prompt payment by Tenant of all rentals and all other sums payable by Tenant under said Lease and the faithful and prompt performance by Tenant of each and every one of the terms, conditions and covenants of the Lease to be kept and performed by Tenant.

         2. Amendments. It is specifically agreed and understood that the terms
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of the foregoing Lease may be altered, affected, modified, changed, extended or renewed by agreement between Landlord and Tenant, or by a course of conduct, including but not limited to Tenant holding over, and the Lease may be assigned by Landlord or any assignee of Landlord, and the premises or any interest therein may be assigned, subleased or otherwise transferred by Tenant, all without consent of Guarantor and that this Guaranty shall thereupon and thereafter guarantee the performance of the Lease as so changed, modified, altered, assigned or otherwise impacted, except to the extent that such change, modification, alteration, assignment or other action increases the potential liability of Guarantor. Notwithstanding the foregoing, nothing contained herein shall be interpreted as a consent by the Landlord to any such event or change; the provisions under the Lease requiring the Landlord's consent to any such event or change shall remain in full force and effect.

         3. No Release. Subject to applicable statutes of limitation, this
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Guaranty shall not be released, modified or affected by the failure or delay on the part of Landlord to enforce any of the rights or remedies of the Landlord under the Lease, whether pursuant to the terms thereof or at law or in equity, or by the liquidation, dissolution or corporate reorganization of Tenant or any guarantor or by rejection of the Lease or the discharge, release or limitation of liability of Tenant in any bankruptcy proceeding.

         4. No Notice. No notice of default need be given to Guarantor, it being
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specifically agreed and understood that the guaranty of Guarantor is a continuing guaranty under which Landlord may proceed forthwith and immediately against Tenant or against Guarantor, subject to applicable cure periods under the Lease, following any breach or default by Tenant or for the enforcement of any rights which Landlord may have as against Tenant pursuant to or under the terms of the Lease or at law or in equity. Landlord shall have the right to proceed against Guarantor hereunder following any such default under the Lease by Tenant without first proceeding against Tenant.

         5. Waivers. Guarantor hereby waives (a) notice of acceptance of this
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Guaranty, (b) demand of payment, presentation and protest, (c) any right to require the Landlord to proceed against Tenant or any other person or entity liable to Landlord, (d) any right to require Landlord to apply to any default any security deposit or other security it may hold under the Lease, (e) any right to require Landlord to proceed under any other remedy Landlord may have before proceeding against Guarantor, (g) any right of subrogation, and (f) all suretyship defenses.

         6. Estoppels. Any obligations of Tenant under the Lease to execute and
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deliver estoppel statements as therein provided, shall be deemed to also require
Guarantor hereunder to provide a certification that Guarantor has no defenses hereunder or under the Lease.

         7. Miscellaneous.
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                a.  The term "Landlord" whenever hereinabove used refers to and means the Landlord in the foregoing Lease specifically named and also any assignee of the Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of the Landlord or of any assignee in such Lease or any part thereof, whether by assignment or otherwise.

                b. The term "Tenant" whenever hereinabove used refers to and means any assignee, sublessee or transferee of the Lease and also any successor to the interests of any of the foregoing, whether by assignment, sublease, transfer or otherwise.

                c. In the event any action be brought by the Landlord against Guarantor hereunder to enforce the obligation of Guarantor hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court. Any such action may be brought in Los Angeles County, California. This Guaranty shall be governed by and construed in accordance with California law. This Guaranty shall inure to the benefit of Landlord and the successors and assigns thereof and shall bind Guarantor and the successors and assigns thereof. This document may be executed in counterparts, which shall be construed together as a single document.

                d. The persons executing this Guaranty on behalf of Guarantor represent and warrant to Landlord that they are duly authorized to execute and deliver this Guaranty on Guarantor's behalf, and that this Guaranty is binding upon Guarantor in accordance with its terms.

         This Guaranty has been made and entered into as of the day and year set forth above.

                                           GLOBAL CROSSING HOLDINGS, LTD.,
                                           a Bermuda corporation


                                           By:___________________________

                                           Its:__________________________